4889-9733-0207 v.9 Execution Version Published CUSIP Number: 74587JAG9 THIRD AMENDED AND RESTATED CREDIT AGREEMENT Dated as of June 14, 2022 among PULTEGROUP, INC., as Borrower, BANK OF AMERICA, N.A., as Administrative Agent and an L/C Issuer, and The Other Lenders Party Hereto, JPMORGAN CHASE BANK, N.A., as Syndication Agent, CITIBANK, N.A., MIZUHO BANK, LTD. and TRUIST BANK, as Co-Documentation Agents, COMERICA BANK, PNC BANK, NATIONAL ASSOCIATION, WELLS FARGO BANK, NATIONAL ASSOCIATION and U.S. BANK NATIONAL ASSOCIATION, as Managing Agents, BOFA SECURITIES, INC., JPMORGAN CHASE BANK, N.A., CITIBANK, N.A., MIZUHO BANK, LTD. and TRUIST SECURITIES, INC., as Joint Lead Arrangers and Joint Bookrunners

4889-9733-0207 v.9 ii TABLE OF CONTENTS Section Page Article I. Definitions and Accounting Terms ............................................................................................- 1 - 1.01 Defined Terms ................................................................................................................- 1 - 1.02 Other Interpretive Provisions ........................................................................................- 26 - 1.03 Accounting Terms .........................................................................................................- 27 - 1.04 Rounding .......................................................................................................................- 28 - 1.05 Times of Day ................................................................................................................- 28 - 1.06 Letter of Credit Amounts ..............................................................................................- 28 - 1.07 Interest Rates .................................................................................................................- 28 - Article II. The Commitments and Credit Extensions ..............................................................................- 28 - 2.01 Loans .............................................................................................................................- 28 - 2.02 Borrowings, Conversions and Continuations of Loans ................................................- 29 - 2.03 Letters of Credit ............................................................................................................- 31 - 2.04 Prepayments ..................................................................................................................- 39 - 2.05 Termination or Reduction of Commitments .................................................................- 40 - 2.06 Repayment of Loans .....................................................................................................- 40 - 2.07 Interest ..........................................................................................................................- 40 - 2.08 Fees ...............................................................................................................................- 41 - 2.09 Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate.........- 41 - 2.10 Evidence of Debt ..........................................................................................................- 42 - 2.11 Payments Generally; Administrative Agent’s Clawback ..............................................- 42 - 2.12 Sharing of Payments by Lenders ..................................................................................- 44 - 2.13 Increase in Commitments. ............................................................................................- 45 - 2.14 Cash Collateral. .............................................................................................................- 46 - 2.15 Defaulting Lenders .......................................................................................................- 47 - Article III. Taxes, Yield Protection and Illegality...................................................................................- 49 - 3.01 Taxes .............................................................................................................................- 49 - 3.02 Illegality ........................................................................................................................- 53 - 3.03 Inability to Determine Rates .........................................................................................- 53 - 3.04 Increased Costs .............................................................................................................- 56 - 3.05 Compensation for Losses ..............................................................................................- 57 - 3.06 Mitigation Obligations; Replacement of Lenders .........................................................- 57 - 3.07 Survival .........................................................................................................................- 58 - Article IV. Conditions Precedent To Credit Extensions .........................................................................- 58 - 4.01 Conditions of Initial Credit Extension ..........................................................................- 58 - 4.02 Conditions to all Credit Extensions ..............................................................................- 60 - Article V. Representations and Warranties .............................................................................................- 61 - 5.01 Financial Condition .......................................................................................................- 61 - 5.02 No Material Change ......................................................................................................- 61 - 5.03 Organization and Good Standing ..................................................................................- 61 - 5.04 Due Authorization .........................................................................................................- 61 - 5.05 No Conflicts ..................................................................................................................- 61 - 5.06 Consents ........................................................................................................................- 62 - 5.07 Enforceable Obligations ...............................................................................................- 62 -

4889-9733-0207 v.9 iii 5.08 No Default.....................................................................................................................- 62 - 5.09 Liens .............................................................................................................................- 62 - 5.10 Indebtedness..................................................................................................................- 62 - 5.11 Litigation .......................................................................................................................- 62 - 5.12 Taxes .............................................................................................................................- 62 - 5.13 Compliance with Law ...................................................................................................- 62 - 5.14 ERISA ...........................................................................................................................- 62 - 5.15 Subsidiaries ...................................................................................................................- 64 - 5.16 Use of Proceeds ............................................................................................................- 64 - 5.17 Government Regulation ................................................................................................- 64 - 5.18 Environmental Matters .................................................................................................- 64 - 5.19 Intellectual Property ......................................................................................................- 65 - 5.20 Solvency........................................................................................................................- 65 - 5.21 Investments ...................................................................................................................- 65 - 5.22 Disclosure .....................................................................................................................- 65 - 5.23 Licenses, Etc .................................................................................................................- 66 - 5.24 Burdensome Restrictions ..............................................................................................- 66 - 5.25 Labor Contracts and Disputes .......................................................................................- 66 - 5.26 Broker’s Fees ................................................................................................................- 66 - 5.27 OFAC ............................................................................................................................- 66 - 5.28 Anti-Corruption Laws ...................................................................................................- 66 - 5.29 Affected Financial Institution .......................................................................................- 66 - 5.30 Beneficial Ownership Certification ..............................................................................- 66 - Article VI. Affirmative Covenants..........................................................................................................- 67 - 6.01 Information Covenants .................................................................................................- 67 - 6.02 Financial Covenants ......................................................................................................- 70 - 6.03 Preservation of Existence and Franchises .....................................................................- 71 - 6.04 Books and Records .......................................................................................................- 71 - 6.05 Compliance with Law ...................................................................................................- 71 - 6.06 Payment of Taxes and Other Indebtedness ...................................................................- 71 - 6.07 Insurance .......................................................................................................................- 71 - 6.08 Maintenance of Property ...............................................................................................- 71 - 6.09 Performance of Obligations ..........................................................................................- 71 - 6.10 Use of Proceeds ............................................................................................................- 72 - 6.11 Audits/Inspections ........................................................................................................- 72 - 6.12 Additional Credit Parties ..............................................................................................- 72 - 6.13 Anti-Corruption Laws ...................................................................................................- 72 - 6.14 Stock Exchange Listing ................................................................................................- 72 - 6.15 Keepwell .......................................................................................................................- 72 - Article VII. Negative Covenants .............................................................................................................- 72 - 7.01 Indebtedness..................................................................................................................- 72 - 7.02 Liens .............................................................................................................................- 73 - 7.03 Nature of Business ........................................................................................................- 73 - 7.04 Consolidation and Merger.............................................................................................- 73 - 7.05 Sale or Lease of Assets .................................................................................................- 74 - 7.06 Advances, Investments and Loans ................................................................................- 74 - 7.07 Transactions with Affiliates ..........................................................................................- 74 - 7.08 Organizational Documents............................................................................................- 74 - 7.09 Sale Leaseback Transactions ........................................................................................- 74 -

4889-9733-0207 v.9 iv 7.10 Other Indebtedness .......................................................................................................- 74 - 7.11 Borrowing Base Limitations .........................................................................................- 74 - 7.12 Sanctions .......................................................................................................................- 75 - 7.13 ERISA ...........................................................................................................................- 75 - 7.14 Anti-Corruption Laws ...................................................................................................- 75 - Article VIII. Events of Default and Remedies ........................................................................................- 75 - 8.01 Events of Default ..........................................................................................................- 75 - 8.02 Remedies Upon Event of Default .................................................................................- 77 - 8.03 Application of Funds ....................................................................................................- 78 - Article IX. Administrative Agent............................................................................................................- 79 - 9.01 Appointment and Authority ..........................................................................................- 79 - 9.02 Rights as a Lender .........................................................................................................- 79 - 9.03 Exculpatory Provisions .................................................................................................- 79 - 9.04 Reliance by Administrative Agent ................................................................................- 80 - 9.05 Delegation of Duties .....................................................................................................- 80 - 9.06 Resignation of Administrative Agent ...........................................................................- 81 - 9.07 Non-Reliance on Administrative Agent and Other Lenders .........................................- 82 - 9.08 No Other Duties, Etc .....................................................................................................- 82 - 9.09 Administrative Agent May File Proofs of Claim ..........................................................- 82 - 9.10 Recovery of Erroneous Payments .................................................................................- 83 - Article X. Miscellaneous ........................................................................................................................- 83 - 10.01 Amendments, Etc ..........................................................................................................- 83 - 10.02 Notices; Effectiveness; Electronic Communication .....................................................- 85 - 10.03 No Waiver; Cumulative Remedies; Enforcement .........................................................- 87 - 10.04 Expenses; Indemnity; Damage Waiver .........................................................................- 87 - 10.05 Payments Set Aside ......................................................................................................- 89 - 10.06 Successors and Assigns ................................................................................................- 90 - 10.07 Treatment of Certain Information; Confidentiality .......................................................- 94 - 10.08 Right of Setoff ..............................................................................................................- 95 - 10.09 Interest Rate Limitation ................................................................................................- 95 - 10.10 Counterparts; Integration; Effectiveness .......................................................................- 96 - 10.11 Survival of Representations and Warranties .................................................................- 96 - 10.12 Severability ...................................................................................................................- 96 - 10.13 Replacement of Lenders ...............................................................................................- 96 - 10.14 Governing Law; Jurisdiction; Etc .................................................................................- 97 - 10.15 Waiver of Jury Trial ......................................................................................................- 98 - 10.16 No Advisory or Fiduciary Responsibility .....................................................................- 98 - 10.17 Electronic Execution of Assignments and Certain Other Documents ..........................- 99 - 10.18 USA PATRIOT Act .................................................................................................... - 100 - 10.19 Time of the Essence .................................................................................................... - 100 - 10.20 ERISA ......................................................................................................................... - 100 - 10.21 Acknowledgement and Consent to Bail-In of Affected Financial Institutions ........... - 102 - 10.22 Acknowledgement Regarding Any Supported QFCs ................................................. - 102 - 10.23 Amendment and Restatement of Existing Credit Agreement ..................................... - 103 - 10.24 ENTIRE AGREEMENT ............................................................................................. - 103 -

4889-9733-0207 v.9 v SCHEDULES 1.01 Existing Letters of Credit 2.01A Commitments and Applicable Percentages 2.01B Letter of Credit Commitments 5.09 Existing Liens 5.10 Existing Indebtedness 5.11 Litigation 5.15 Subsidiaries 5.21 Investments 5.25 Labor Contracts and Disputes 10.02 Administrative Agent’s Office; Certain Addresses for Notices EXHIBITS Form of A Loan Notice B Note C Compliance Certificate D-1 Assignment and Assumption D-2 Administrative Questionnaire E Third Amended and Restated Guaranty F Forms of U.S. Tax Compliance Certificates

4889-9733-0207 v.9 - 1 - THIRD AMENDED AND RESTATED CREDIT AGREEMENT This THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is entered into as of June 14, 2022, among PULTEGROUP, INC., a Michigan corporation (“Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent and an L/C Issuer. Borrower, Bank of America, as Administrative Agent, a Swing Line Lender and an L/C Issuer, certain L/C Issuers, certain Swing Line Lenders and certain other Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of June 22, 2018 (as modified and amended prior to the date hereof, the “Existing Credit Agreement”). The parties hereto desire to amend and restate the Existing Credit Agreement in its entirety. In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: Article I. Definitions and Accounting Terms 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below: “Acquisition” means, by any Person, the acquisition by such Person of the Equity Interests or all or substantially all of the assets of another Person, whether or not involving a merger or consolidation with such Person. “Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)). “Additional Credit Party” means each Person that becomes a Guarantor after the Closing Date, as provided in Section 6.12 or otherwise. “Administrative Agent” means Bank of America in its capacity as administrative agent under any of the Credit Documents, or any successor administrative agent. “Administrative Agent’s Office” means Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as Administrative Agent may from time to time notify to Borrower and the Lenders. “Administrative Questionnaire” means an Administrative Questionnaire in substantially the form of Exhibit D-2 or any other form approved by Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Aggregate Commitments” means the Commitments of all the Lenders. “Agreement” has the meaning specified in the introductory paragraph hereto.

"***Applicable Percentage***" means with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Commitments represented by such Lender's Commitment at such time, subject to adjustment as provided in ***Section 2.15***. If the commitment of each Lender to make Loans and the obligation of each L/C Issuer to make L/C Credit Extensions have been terminated pursuant to ***Section 8.02*** or if the Aggregate Commitments have expired, then the Applicable Percentage of each Lender shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on ***Schedule 2.01A*** or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

"***Applicable Rate***" means, from time to time, the following percentages per annum, based upon the Debt to Capitalization Ratio as set forth below if Borrower does not have an Investment Grade Rating from both S&P and Moody's:

| **Level** | **Debt to Capitalization Ratio** | **Base Rate Applicable Rate** | **SOFR Applicable Rate and Letter of Credit Fees** | **Applicable Rate for Unused Fees** |
|---|---|---|---|---|
| 1 | ≤ 25% | 0.100% | 1.100% | 0.125% |
| 2 | > 25% - ≤ 35% | 0.200% | 1.200% | 0.150% |
| 3 | > 35% - ≤ 45% | 0.350% | 1.350% | 0.175% |
| 4 | > 45% - ≤ 55% | 0.500% | 1.500% | 0.200% |
| 5 | > 55% | 0.750% | 1.750% | 0.250% |

Any increase or decrease in the Applicable Rate resulting from a change in the Debt to Capitalization Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to ***Section 6.01(c)***; *provided, however*, that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Lenders, Level 5 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered. The Applicable Rate in effect from the Closing Date until adjusted as set forth herein shall be determined based upon Level 1.

If Borrower has an Investment Grade Rating from both S&P and Moody's, then the Applicable Rate shall the lesser of (a) the applicable Level determined as set forth above based upon the Debt to Capitalization Ratio and (b) Level 2.

Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of ***Section 2.09(b)***.

"***Approved Fund***" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

"***Arrangers***" means, collectively, BofA Securities, Inc., JPMorgan Chase Bank, N.A., Citibank, N.A., Mizuho Bank, Ltd. and Truist Securities, Inc., each in their capacity as a joint lead arranger and a joint bookrunner.

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4889-9733-0207 v.9

4889-9733-0207 v.9 - 3 - “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b)), and accepted by Administrative Agent, in substantially the form of Exhibit D-1 or any other form (including electronic documentation generated by use of an electronic platform) approved by Administrative Agent. “Audited Financial Statements” means the audited consolidated balance sheet of Borrower and its Subsidiaries for the fiscal year ended December 31, 2021, and the related consolidated statements of income or operations, Shareholders’ Equity and cash flows for such fiscal year of Borrower and its Subsidiaries, including the notes thereto. “Availability Period” means the period from and including the Closing Date to the earliest of (a) the Maturity Date, (b) the date of termination of the Aggregate Commitments pursuant to Section 2.05, and (c) the date of termination of the commitment of each Lender to make Loans and of the obligation of each L/C Issuer to make L/C Credit Extensions pursuant to Section 8.02. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank of America” means Bank of America, N.A. and its successors. “Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus one-half of one percent (0.50%), (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” (c) Term SOFR plus one percent (1.0%), and (d) one percent (1.0%). The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. “Base Rate Loan” means a Loan that bears interest based on the Base Rate. “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

4889-9733-0207 v.9 - 4 - “Borrower” has the meaning specified in the introductory paragraph hereto. “Borrower Materials” has the meaning specified in Section 6.01. “Borrowing” means a borrowing consisting of simultaneous Loans of the same Type and, in the case of Term SOFR Rate Loans, having the same Interest Period. “Borrowing Base” means, from time to time, the sum of the following amounts (without duplication), all as reflected from time to time in accordance with GAAP consistently applied in the consolidated balance sheet of Borrower: (a) one hundred percent (100%) of the Credit Parties’ Unrestricted Cash in excess of $25,000,000; (b) ninety percent (90%) of the Net Housing Unit Proceeds due to any Credit Party at closing as a result of the consummation of the sale of any Housing Unit, which Net Housing Unit Proceeds have been paid to the closing agent handling such sale but which have not yet been received by such Credit Party; provided, however, that if, and to the extent that, such Net Housing Unit Proceeds which are reported as outstanding on the last day of any fiscal quarter of Borrower are not received by such Credit Party on or before the tenth (10th) day following the end of any such fiscal quarter, such Net Housing Unit Proceeds shall not be included in the Borrowing Base; (c) ninety percent (90%) of the Net Book Value of all Housing Units Under Contract; (d) eighty-five percent (85%) of the Net Book Value of all Housing Units (including model Housing Units) that are not Housing Units Under Contract; (e) seventy percent (70%) of the Net Book Value of all Finished Lots; (f) fifty-five percent (55%) of the Net Book Value of all Land Under Development; and (g) forty percent (40%) of the Net Book Value of all Land Held for Future Development/Disposition; provided that notwithstanding anything to the contrary provided herein, any asset which is encumbered by a Lien (other than a Lien described in clauses (a), (b), (c), (g) or (m) of the definition of “Permitted Liens”) shall not be included in the calculation of the Borrowing Base pursuant to clauses (a) through (g) above. “Borrowing Base Debt” means all Indebtedness of the Credit Parties including the Obligations, but excluding (a) any Qualified Subordinated Debt and (b) any Non-Recourse Land Financing secured solely by Real Estate that is owned by any Credit Party and that, if the same did not secure such Indebtedness, would be included in the determination of the Borrowing Base. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state of New York and the state where Administrative Agent’s Office is located. “Businesses” has the meaning specified in Section 5.18.

4889-9733-0207 v.9 - 5 - “Capital Expenditures” means all expenditures of the Credit Parties and their Subsidiaries which, in accordance with GAAP, would be classified as capital expenditures, including Capital Leases. “Capital Lease” means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person and the amount of such obligation shall be the capitalized amount thereof determined in accordance with GAAP. “Capitalization” means, as of any date of determination, the sum of (a) all Indebtedness of the Credit Parties less (i) fifty percent (50%) of Qualified Subordinated Debt, (ii) all Unrestricted Cash in excess of $25,000,000, and (iii) Non-Recourse Land Financings not to exceed $300,000,000 in the aggregate, plus (b) the consolidated net Shareholders’ Equity of Borrower as determined in accordance with GAAP. “Cash Collateralize” means to pledge and deposit with or deliver to Administrative Agent, for the benefit of one or more of the L/C Issuers or the Lenders, as collateral for L/C Obligations or obligations of the Lenders to fund participations in respect of L/C Obligations, cash or deposit account balances, in each case pursuant to documentation in form and substance reasonably satisfactory to Administrative Agent and such L/C Issuer. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Equivalents” means (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than 180 days from the date of acquisition, (b) Dollar denominated time and demand deposits and certificates of deposit of (i) any Lender, (ii) any domestic commercial bank having capital and surplus in excess of $500,000,000 or (iii) any bank whose short-term commercial paper rating from S&P is at least A-2 or the equivalent thereof or from Moody’s is at least P-2 or the equivalent thereof (any such bank being an “Approved Bank”), in each case with maturities of not more than 180 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-2 (or the equivalent thereof) or better by S&P or P-2 (or the equivalent thereof) or better by Moody’s and maturing within 180 days of the date of acquisition, (d) repurchase agreements with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America in which Borrower shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least one hundred percent (100%) of the amount of the repurchase obligations, (e) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, which are administered by reputable financial institutions having capital of at least $500,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing clauses (a) through (d), and (f) Investments consistent with the PulteGroup, Inc. Cash Investment Policy as set forth on Schedule 5.21. “Change in Law” means the occurrence, after the date of this Agreement, or with respect to any Lender, such later date on which such Lender becomes a party to this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and

4889-9733-0207 v.9 - 6 - all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued. “Change of Control” means an event or series of events by which: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, so long as such right is exercisable immediately or within sixty (60) days of the applicable date of determination (such right, an “option right”)), directly or indirectly, of thirty percent (30%) or more of the equity securities of Borrower entitled to vote for members of the board of directors or equivalent governing body of Borrower on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); (b) during any period of twelve (12) consecutive months, a majority of the members of the board of directors or other equivalent governing body of Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or (c) the passage of thirty (30) days from the date upon which any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of Borrower, or control over the equity securities of Borrower entitled to vote for members of the board of directors or equivalent governing body of Borrower on a fully- diluted basis (and taking into account all such securities that such Person or group has the right to acquire pursuant to any option right) representing thirty percent (30%) or more of the combined voting power of such securities. “Closing Date” means the first date all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 10.01. “CME” means CME Group Benchmark Administration Limited. “Code” means the Internal Revenue Code of 1986, as amended. “Commitment” means, as to each Lender, its obligation to (a) make Loans to Borrower pursuant to Section 2.01 and (b) purchase participations in L/C Obligations, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01A or in the Assignment and Assumption pursuant to which such Lender becomes a party

4889-9733-0207 v.9 - 7 - hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. “Compliance Certificate” means a certificate substantially in the form of Exhibit C. “Communication” has the meaning specified in Section 10.17(b). “Conforming Changes” means, with respect to the use, administration of or any conventions associated with SOFR or any proposed Successor Rate, Daily Simple SOFR, or Term SOFR, as applicable, any conforming changes to the definitions of “Base Rate”, “Daily Simple SOFR”, “SOFR”, “Term SOFR”, and “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the reasonable discretion of Administrative Agent in consultation with Borrower, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent reasonably determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Credit Document). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated Net Tangible Assets” means, as of any date of determination, the sum of (a) Tangible Net Worth and (b) Indebtedness of the Credit Parties. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Covered Entity” has the meaning specified in Section 10.22(b). “Credit Documents” means this Agreement, each Note, each Issuer Document, any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.14 of this Agreement, the Fee Letters, and the Guaranty. “Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension. “Credit Parties” means, collectively, Borrower and each Guarantor, and “Credit Party” means any one of the Credit Parties. “Daily Simple SOFR” means, with respect to any applicable determination date, (a) SOFR published on the fifth (5th) U.S. Government Securities Business Day preceding such day by the SOFR Administrator on the Federal Reserve Bank of New York’s website (or any successor source); provided, however, that if such day is not a U.S. Government Securities Business Day, then Daily Simple SOFR means such rate so published on the fifth (5th) U.S. Government Securities Business Day preceding the first (1st) U.S. Government Securities Business Day immediately prior thereto; plus (b) the SOFR

4889-9733-0207 v.9 - 8 - Adjustment. If the rate as so determined would be less than zero percent (0.0%), such rate shall be deemed to be zero percent (0.0%) for purposes of the Loans and Credit Documents. “Daily SOFR Rate Loan” means a Loan made hereunder with respect to which the interest rate is calculated by reference to Daily Simple SOFR. “Debt to Capitalization Ratio” means, as of any date, the ratio (stated as a percentage) of (a) Indebtedness of the Credit Parties less (i) fifty percent (50%) of Qualified Subordinated Debt, (ii) all Unrestricted Cash in excess of $25,000,000, and (iii) Non-Recourse Land Financings not to exceed $300,000,000 in the aggregate, to (b) Capitalization. “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect. “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. “Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees or L/C Borrowings, a rate equal to the highest interest rate (including any Applicable Rate) otherwise applicable to such Loan, plus two percent (2.0%) per annum, regardless of the Debt to Capitalization Ratio (subject, in all cases other than a Default occurring under Sections 8.01(a) or (f), to the request of the Required Lenders), and (b) when used with respect to Letter of Credit Fees or L/C Borrowings, a rate equal to the Applicable Rate plus two percent (2.0%) per annum. “Defaulting Lender” means, subject to Section 2.15(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies Administrative Agent and Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to Administrative Agent, any L/C Issuer or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit) within two (2) Business Days of the date when due, (b) has notified Borrower, Administrative Agent or any L/C Issuer in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by Administrative Agent or Borrower, to confirm in writing to Administrative Agent and Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by Administrative Agent and Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with

4889-9733-0207 v.9 - 9 - immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.15(b)) as of the date established therefor by Administrative Agent in a written notice of such determination, which shall be delivered by Administrative Agent to Borrower, each L/C Issuer and each Lender promptly following such determination. “Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction. “Disposition” or “Dispose” means the sale, transfer, license, lease (other than a real estate lease or telecommunications license entered into in the ordinary course of business as part of Property leasing operations) or other disposition (in one transaction or in a series of transactions and whether effected pursuant to a Division or otherwise) (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. “Dividing Person” has the meaning specified in the definition of “Division.” “Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive. “Dollar” and “$” mean lawful money of the United States. “Domestic Subsidiaries” means all direct and indirect Subsidiaries of a Credit Party that are domiciled, incorporated or organized under the laws of any state of the United States or the District of Columbia (or have any material assets located in the United States). “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electronic Copy” has the meaning specified in Section 10.17(b). “Electronic Record” has the meaning specified in Section 10.17(b).

4889-9733-0207 v.9 - 10 - “Electronic Signature” has the meaning specified in Section 10.17(b). “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 10.06(b)(iii) and 10.06(b)(v) (subject to such consents, if any, as may be required under Section 10.06(b)(iii)). “Environmental Laws” means any and all applicable Laws relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of Borrower, any other Credit Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination. “Equity Issuance” means any issuance by a Credit Party to any Person of its Equity Interests, including pursuant to the exercise of options or warrants or pursuant to the conversion of any debt securities to equity. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code). “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at- risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the

4889-9733-0207 v.9 - 11 - Code or Sections 303, 304 and 305 of ERISA; or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon Borrower or any ERISA Affiliate. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Event of Default” has the meaning specified in Section 8.01. “Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request in writing by Borrower under Section 10.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01(b) or (c), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(e) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA. “Existing Credit Agreement” has the meaning specified in the introductory paragraph hereto. “Existing Letters of Credit” means the Letters of Credit set forth on Schedule 1.01. “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code. “Federal Funds Rate” means, for any day, the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided that if the Federal Funds Rate as so determined would be less than zero percent (0.0%), such rate shall be deemed to be zero percent (0.0%) for purposes of this Agreement. “Fee Letters” means any fee letter by and among Borrower and any Arranger (or an Affiliate of an Arranger). “Finished Lot” means lots of Land Held for Future Development/Disposition as to which (a) a final subdivision map or the equivalent (such as site condominium documents) has been recorded or filed; (b) all major off-site construction and infrastructure necessary to permit construction of Housing Units has been completed to local governmental requirements; (c) utilities have been installed to local

4889-9733-0207 v.9 - 12 - government requirements; and (d) building permits may be issued and construction commenced without the satisfaction of any further material conditions. “Foreign Lender” means (a) if Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fronting Exposure” means, at any time there is a Defaulting Lender, with respect to the L/C Issuers, such Defaulting Lender’s Applicable Percentage of the outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof. “Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra- national bodies such as the European Union or the European Central Bank). “Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

4889-9733-0207 v.9 - 13 - “Guarantors” means each of the Material Subsidiaries of Borrower and each Additional Credit Party which has executed a Guaranty, including any Supplemental Guaranty, hereunder, together with their successors and assigns, and “Guarantor” means any one of the Guarantors. “Guaranty” means the Third Amended and Restated Guaranty, in substantially the form of Exhibit E, executed by Guarantors in favor of Administrative Agent, for the benefit of the Lenders, including by any Supplemental Guaranty executed by a Guarantor after the Closing Date. “Guaranty Obligations” means, with respect to any Person, without duplication, any obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intending to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including any obligation, whether or not contingent, (a) to purchase any such Indebtedness or other obligation or any property constituting security therefore, (b) to advance or provide funds or other support for the payment or purchase of such Indebtedness or obligation or to maintain working capital, solvency or other balance sheet condition of such other Person (including maintenance agreements, comfort letters, take or pay arrangements, put agreements or similar agreements or arrangements) for the benefit of the holder of Indebtedness of such other Person, (c) to lease or purchase property, securities or services primarily for the purpose of assuring the owner of such Indebtedness against loss in respect thereof or (d) to otherwise assure or hold harmless the owner of such Indebtedness or obligation against loss in respect thereof; provided, that a guaranty of Non-Recourse Land Financing shall not be deemed to be a Guaranty Obligation until, and only to the extent that, such Non-Recourse Land Financing ceases to be Non- Recourse Land Financing; and provided further, that a guaranty of performance and other obligations of a joint venture (other than a Payment Guaranty) shall not constitute a Guaranty Obligation unless and until the occurrence of a default in the obligation that is guaranteed. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guaranty Obligation is made. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any applicable Environmental Law. “Hedging Agreements” means any interest rate protection agreements, foreign currency exchange agreements, commodity futures agreements or other interest or exchange rate hedging agreements. “Housing Unit” means a residential housing unit (whether completed or under construction) owned by a Credit Party that is (or, upon completion of construction thereof, will be) available for sale. “Housing Units Under Contract” means a Housing Unit owned by a Credit Party as to which such Credit Party has a bona fide contract of sale, in a form customarily employed by such Credit Party and reasonably satisfactory to Administrative Agent, entered into with a Person who is not an Affiliate of a Credit Party, under which contract: (a) no defaults then exist; (b) the purchaser has made the customary earnest money deposit; and (c) there are no contingencies (other than customary contingencies in the ordinary course of the applicable Credit Party’s business). “Improvements” means on and off-site development work including filling to grade, main water distribution and sewer collection systems and drainage system installation, paving, and other improvements necessary for the use of residential dwelling units and as otherwise required pursuant to development agreements which may have been entered into with Governmental Authorities.

4889-9733-0207 v.9 - 14 - “Indebtedness” means, as to any Person, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person to the extent of the value of such property (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations, other than intercompany items, of such Person issued or assumed as the deferred purchase price of property or services purchased by such Person which would appear as liabilities on a balance sheet of such Person, (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (f) all Guaranty Obligations of such Person, (g) the principal portion of all obligations of such Person under (i) Capital Leases and (ii) any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off balance sheet financing product of such Person where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP, (h) all net obligations of such Person in respect of Hedging Agreements, (i) all preferred stock issued by such Person and required by the terms thereof to be redeemed, or for which mandatory sinking fund payments are due by a fixed date, (j) the aggregate amount of uncollected accounts receivable of such Person subject at such time to a sale of receivables (or similar transaction) regardless of whether such transaction is effected without recourse to such Person or in a manner that would not be reflected on the balance sheet of such Person in accordance with GAAP, (k) obligations of such Person to reimburse the issuer of a letter of credit for amounts that have been paid by such issuer in respect of drawings thereunder, (l) current liabilities of such Person for unfunded vested pensions, (m) all obligations of such Person to repurchase any securities which repurchase obligation is related to the issuance thereof, including obligations commonly known as residual equity appreciation potential shares, and (n) such Person’s pro rata share of the “Indebtedness” (i.e., the obligations and liabilities under clauses (a) through (m) above) of any joint venture in which such Person holds an interest. In no event shall Indebtedness include (a) Indebtedness owed by one Credit Party to another Credit Party or (b) any obligation of a Credit Party to reimburse the issuer of a performance bond issued in the ordinary course of business. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Credit Party under any Credit Document and (b) to the extent not otherwise described in (a), Other Taxes. “Indemnitees” has the meaning specified in Section 10.04(b). “Information” has the meaning specified in Section 10.07. “Intellectual Property” has the meaning set forth in Section 5.19. “Interest Payment Date” means (a) as to any Daily SOFR Rate Loan, the first (1st) Business Day of each calendar month and the Maturity Date, (b) as to any Base Rate Loan, the last Business Day of each March, June, September and December and the Maturity Date and (c) as to any Term SOFR Rate Loan, the last day of each Interest Period applicable to such Term SOFR Rate Loan and the Maturity Date; provided, however, that if any Interest Period for a Term SOFR Rate Loan exceeds three months, the respective dates that fall every three (3) months after the beginning of such Interest Period shall also be Interest Payment Dates. “Interest Period” means, as to each Term SOFR Rate Loan, the period commencing on the date such Term SOFR Rate Loan is disbursed or converted to or continued as a Term SOFR Rate Loan and

4889-9733-0207 v.9 - 15 - ending on the date one (1), three (3) or six (6) months thereafter, as selected by Borrower in its Loan Notice (in the case of each requested Interest Period, subject to availability); provided that: (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (c) no Interest Period shall extend beyond the Maturity Date. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment. “Investment Grade Rating” means a long term unsecured senior, non-credit enhanced debt rating of at least (a) BBB- by S&P or (b) Baa3 by Moody’s. “IRS” means the United States Internal Revenue Service. “ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance). “Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by any L/C Issuer and Borrower (or any Subsidiary) or in favor of any L/C Issuer and relating to such Letter of Credit. “Land Held for Future Development/Disposition” means Real Estate owned by the Credit Parties held for future development or disposition and (a) with respect to which all requisite zoning requirements and land use requirements have been satisfied, and all requisite approvals have been obtained (on a final and unconditional basis) from all applicable governmental authorities (other than approvals which are simply ministerial and non-discretionary in nature), in order to develop the Real Estate as a residential housing project and construct Housing Units thereon; and (b) as to Real Estate located in California and other jurisdictions that have comparable requirements and procedures, which satisfies the requirements of clause (a) immediately above, and which is subject to a currently effective vesting tentative map (unless a county or city where the land is located does not grant vesting tentative maps) which has received all necessary approvals (on a final and unconditional basis, other than future conditions imposed on the development in order to obtain such approvals) by all applicable Governmental Authorities.

4889-9733-0207 v.9 - 16 - “Land Under Development” means Land Held for Future Development/Disposition upon which construction of Improvements has commenced but not been completed and for which: (a) to the extent required, a performance bond, surety or other security has been issued to and in favor of and unconditionally accepted by each local agency and all relevant Governmental Authorities, including any municipal utility district in which the Real Estate is situated with regard to all work to be performed pursuant to each and all of said subdivision improvement agreements or other agreements; (b) all necessary plans have been approved by all relevant Governmental Authorities for the installation of any and all Improvements then being installed upon such Real Estate; (c) all necessary permits have been issued for the installation of said Improvements; and (d) utility services necessary for construction of Improvements and residential dwelling units and the operation thereon for the purpose intended will be available to such Real Estate upon completion of the Improvements and the applicable Credit Party has obtained a “will serve” letter from each and every utility company to deliver necessary utility services to such Real Estate. “Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “L/C Advance” means, with respect to each Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Percentage. “L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Borrowing. “L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof. “L/C Disbursement” means a payment made by an L/C Issuer pursuant to a Letter of Credit. “L/C Issuers” means each Lender listed on Schedule 2.01B, in its capacity as an issuer of Letters of Credit hereunder, and each other Lender (if any) as Borrower may from time to time select as an L/C Issuer hereunder pursuant to Section 2.03; provided that such Lender has agreed in writing to be an L/C Issuer. Any L/C Issuer may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such L/C Issuer, in which case the term “L/C Issuer” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. Each reference herein to the “L/C Issuer” in connection with a Letter of Credit or other matter shall be deemed to be a reference to the relevant L/C Issuer with respect thereto. “L/C Obligations” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time, including any automatic or scheduled increases provided for by the terms of such Letters of Credit, determined without regard to whether any conditions to drawing could be met at that time, plus (b) the aggregate amount of all Unreimbursed Amounts, including all L/C Borrowings. The L/C Obligations of any Lender at any time shall be its Applicable Percentage of the total L/C Obligations at such time. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.13 or Rule 3.14 of the ISP or similar terms of the Letter of Credit itself, or if compliant documents have been presented but not yet honored, such Letter of Credit shall be deemed to be “outstanding” and “undrawn” in the amount so remaining available to be paid, and the obligations of

4889-9733-0207 v.9 - 17 - Borrower and each Lender shall remain in full force and effect until the L/C Issuers and the Lenders shall have no further obligations to make any payments or disbursements under any circumstances with respect to any Letter of Credit. “Lender” has the meaning specified in the introductory paragraph hereto. “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify Borrower and Administrative Agent, which office may include any Affiliate of such Lender or any domestic or foreign branch of such Lender or such Affiliate. Unless the context otherwise requires each reference to a Lender shall include its applicable Lending Office. “Letter of Credit” means any standby letter of credit issued hereunder providing for the payment of cash upon the honoring of a presentation thereunder, and shall include the Existing Letters of Credit. “Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the applicable L/C Issuer. “Letter of Credit Commitment” means, with respect to an L/C Issuer, the commitment of such L/C Issuer to act as an L/C Issuer and issue Letters of Credit hereunder. Each L/C Issuer’s Letter of Credit Commitment on the Closing Date is set forth on Schedule 2.01B, which amount may be adjusted from time to time pursuant to a written agreement executed by Borrower, Administrative Agent and such L/C Issuer or as provided for in Section 10.06(f)(i). If a Lender agrees to become an L/C Issuer after the Closing Date, then such L/C Issuer’s Letter of Credit Commitment shall be the amount agreed to in writing by Borrower, Administrative Agent and such L/C Issuer, which amount may be adjusted from time to time pursuant to a written agreement executed by Borrower, Administrative Agent and such L/C Issuer. If Borrower permanently reduces the Aggregate Commitments pursuant to Section 2.05, then the aggregate Letter of Credit Commitments and the Letter of Credit Commitment of each L/C Issuer shall be reduced on a proportionate basis. “Letter of Credit Expiration Date” means the day that is one (1) year after the Maturity Date (or, if such day is not a Business Day, the next preceding Business Day). “Letter of Credit Fee” has the meaning specified in Section 2.03(i). “Letter of Credit Sublimit” means, for any date of determination, an amount equal to the then- current Aggregate Commitments. “Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing). “Loan” has the meaning specified in Section 2.01. “Loan Notice” means a notice of (a) a Borrowing of Loans, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Term SOFR Rate Loans, pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit A or such other form as may be approved by Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be

4889-9733-0207 v.9 - 18 - approved by Administrative Agent), appropriately completed and signed by a Responsible Officer of Borrower. “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect on, the operations, business, assets, properties, liabilities (actual or contingent), or financial condition of the Credit Parties, taken as a whole, (b) a material adverse effect on the rights and remedies of Administrative Agent or any Lender under any Credit Document, or of the ability of the Credit Parties taken as a whole to perform their obligations under any Credit Document, and (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Credit Party of any Credit Document to which it is a party. “Material Subsidiary” means any Domestic Subsidiary of Borrower, now owned or hereafter acquired, that has assets (excluding intercompany loans payable by a Subsidiary that is not a Credit Party or that are subordinated to the Obligations) with a fair market value of $10,000,000 or greater (other than Excluded Subsidiaries); provided that in no event may there exist Domestic Subsidiaries of Borrower (other than the Excluded Subsidiaries) that have assets (excluding intercompany loans payable by a Subsidiary that is not a Credit Party or that are subordinated to the Obligations), in the aggregate, with a fair market value in excess of $100,000,000 that are not Guarantors hereunder. For purposes of this definition, the following Subsidiaries (collectively, the “Excluded Subsidiaries”) shall not be considered Material Subsidiaries: (a) Pulte Mortgage LLC and all other Mortgage Banking Subsidiaries; (b) North American Builders Indemnity Company and its Subsidiaries; (c) Innovative Construction Group LLC and any other Offsite Construction Subsidiaries; (d) Subsidiaries the investment in which was made as permitted by clause (f) of the definition of Permitted Investments; (e) any Subsidiary (and its immediate holding company parent, so long as such parent’s primary assets are Equity Interests in Subsidiaries described in this clause (e)) formed for the specific purpose of (i) acquiring mortgages or other assets from a Credit Party, for cash or Cash Equivalents and at a value which is comparable to that which would be obtained for such assets on an arm’s length transaction and (ii) entering into a securitization program (or similar transaction or series of transactions) with respect to the acquired assets; provided that the sole recourse of such Subsidiary’s creditors is the assets of such Subsidiary or another Person that is not a Credit Party; (f) a Domestic Subsidiary all of whose material assets consist of ownership of a foreign entity or assets of a foreign entity; provided that the investment in any such Subsidiary subsequent to the Closing Date must be a Permitted Investment; and (g) any Subsidiary that is a controlled foreign corporation within the meaning of Section 957 of the Code; provided that the investment in any such Domestic Subsidiary subsequent to the Closing Date must be a Permitted Investment. “Maturity Date” means June 14, 2027. “Minimum Collateral Amount” means, at any time, (a) with respect to Cash Collateral consisting of cash or deposit account balances provided pursuant to Section 2.03(o), an amount equal to one hundred percent (100%) of the total L/C Obligations, (b) with respect to Cash Collateral consisting of cash or deposit account balances provided to reduce or eliminate Fronting Exposure during the existence of a Defaulting Lender, an amount equal to one hundred percent (100%) of the Fronting Exposure of the applicable L/C Issuer with respect to Letters of Credit issued and outstanding at such time, (c) with respect to Cash Collateral consisting of cash or deposit account balances provided in accordance with the provisions of Section 2.14(a), an amount equal to one hundred percent (100%) of the Outstanding Amount of all L/C Obligations, and (d) otherwise, an amount determined by Administrative Agent and the applicable L/C Issuer in their sole discretion. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

4889-9733-0207 v.9 - 19 - “Mortgage Banking Subsidiaries” means Pulte Mortgage LLC, Centex Financial Services, LLC and their mortgage and/or title related Subsidiaries and any other Subsidiary of Borrower engaged primarily in the mortgage banking business. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions. “Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including Borrower or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA. “Net Book Value” means, with respect to an asset owned by a Credit Party, the gross investment of such Credit Party in the asset, less all reserves (including loss reserves and reserves for depreciation) attributable to that asset, all determined in accordance with GAAP consistently applied. “Net Housing Unit Proceeds” means, in connection with the sale of any Housing Unit by a Credit Party, the gross sales price, as adjusted by all bona fide prorations and adjustments to the sales price required to be made pursuant to the terms of the sales contract, less the aggregate amount of bona fide closing costs due to any Person, provided that, if such closing costs are due to an Affiliate of a Credit Party, such costs comply with Section 7.07. “Net Income” means, with respect to any Person for any period, the net income after taxes of such Person for such period, as determined in accordance with GAAP. “Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 10.01 and (b) has been approved by the Required Lenders. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Non-Recourse Land Financing” means any Indebtedness of any Credit Party for which the owner of such Indebtedness has no recourse, directly or indirectly, to a Credit Party for the principal of, premium, if any, and interest on such Indebtedness, and for which a Credit Party is not, directly or indirectly, obligated or otherwise liable for the principal of, premium, if any, and interest on such Indebtedness, except pursuant to mortgages, deeds of trust or other security interests or other recourse obligations or liabilities in respect of specific land or other real property interests of a Credit Party; provided that recourse obligations or liabilities of a Credit Party solely for indemnities, covenants or breach of warranty, representation or covenant in respect of any Indebtedness will not prevent Indebtedness from being classified as Non-Recourse Land Financing. “Note” means a promissory note made by Borrower in favor of a Lender evidencing Loans made by such Lender, substantially in the form of Exhibit B. “Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Credit Party arising under any Credit Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Credit Party or any Affiliate thereof of any proceeding under any

4889-9733-0207 v.9 - 20 - Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “Offsite Construction Subsidiaries” means Innovative Construction Group LLC and any other Subsidiary of Borrower engaged primarily in the design and off-site manufacturing, production and fabrication of construction materials and related onsite assembly/installation. “Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, or engaged in any other transaction pursuant to or enforced any Credit Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Credit Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment or participation (other than an assignment made pursuant to Section 3.06). “Outstanding Amount” means (a) with respect to Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any Borrowings and prepayments or repayments of Loans occurring on such date; and (b) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by Borrower of Unreimbursed Amounts. “Participant” has the meaning specified in Section 10.06(d). “Participant Register” has the meaning specified in Section 10.06(d). “Payment Guaranty” means, with respect to any Person, such Person’s guaranty of the obligations of a joint venture to make principal payments of its Indebtedness, whether regularly scheduled or payable upon maturity by acceleration or otherwise, but shall not include a guaranty in which the payment obligations are limited to principal payments of the joint venture’s Indebtedness required to be made solely to cure the joint venture’s failure to maintain or satisfy a specified loan-to-value ratio or other financial covenant or condition with respect to the collateral that secures such Indebtedness of the joint venture.

4889-9733-0207 v.9 - 21 - “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by Borrower and any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code. “Permitted Investments” means Investments which are (a) cash or Cash Equivalents, (b) accounts receivable created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms, (c) inventory, raw materials and general intangibles acquired in the ordinary course of business, (d) Investments by a Credit Party in another Credit Party, (e) loans to directors, officers, employees, agents, customers or suppliers in the ordinary course of business, including the financing to purchasers of homes and other residential properties from a Credit Party, not to exceed, in the aggregate, $10,000,000 at any one time, (f) Investments in international home building and related ventures (whether in joint ventures or otherwise) not to exceed $10,000,000 during the term of this Agreement, (g) Investments in (i) Pulte Mortgage LLC as of December 31, 2021 and (ii) Pulte Mortgage LLC and other Mortgage Banking Subsidiaries after December 31, 2021 in an amount not to exceed at any one time the sum of (x) $250,000,000 plus (y) amounts (net of applicable taxes) received by the Credit Parties from any Mortgage Banking Subsidiaries, as a dividend, subsequent to December 31, 2021, (h) acquisitions of mortgages from any Mortgage Banking Subsidiaries at market or better than market terms for similar types of loans, (i) Investments in Capital Expenditures, (j) Investments in North America Builders Indemnity Company and its Subsidiaries, or (k) other Investments not included under clauses (a) through (j) above (including Investments in joint ventures) which do not, in the aggregate, exceed twenty- five percent (25%) of Tangible Net Worth at any one time. For purposes of clause (g) above, Investments shall include (x) transfers or other Dispositions of assets from a Credit Party to a Mortgage Banking Subsidiary and (y) dividends and distributions by a Credit Party to a Mortgage Banking Subsidiary (but only to the extent such dividends or distributions are not immediately thereafter distributed to a Credit Party). “Permitted Liens” means: (a) Liens securing Obligations; (b) Liens for taxes not yet due or due but not yet delinquent or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof); (c) Liens in respect of property imposed by law arising in the ordinary course of business such as materialmen’s, mechanics’, warehousemen’s, carrier’s, landlords’ and other nonconsensual statutory Liens which are not yet due and payable or which are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof); (d) pledges or deposits made in the ordinary course of business to secure payment of worker’s compensation insurance, unemployment insurance, pensions or social security programs; (e) Liens arising from good faith deposits in connection with or to secure performance of tenders, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (other than obligations in respect of the payment of borrowed money); (f) Liens arising in connection with or to secure performance of statutory obligations and surety and appeal bonds; (g) easements, rights-of-way, restrictions (including zoning restrictions), matters of plat, minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered property for its intended purposes; (h) judgment Liens that would not constitute an Event of Default; (i) Liens in connection with Capital Leases and Liens securing Indebtedness permitted by Section 7.01(g) and (h); (j) Liens arising by virtue of any statutory or common law provision relating to banker’s liens, rights of setoff or similar rights as to deposit accounts or other funds maintained with a creditor depository institution; (k) Liens existing on the Closing Date and

4889-9733-0207 v.9 - 22 - identified on Schedule 5.09; (l) Liens granted to secure any Indebtedness permitted by Section 7.01(b); provided that (i) no such Lien shall extend to any property other than the property subject thereto on the Closing Date and (ii) the principal amount of the Indebtedness secured by such Liens shall not be increased from that existing as of the Closing Date (as such Indebtedness has been amortized subsequent to the Closing Date); (m) Liens over a credit balance on a bank or deposit account or other funds maintained with a creditor depository institution arising under the general business conditions of the bank or financial institution at which the account is held, including under any credit card, purchasing card or similar program, but not securing Indebtedness; (n) Liens arising pursuant to vexatious, frivolous or meritless claims, suits, actions or filings, or other similar bad faith actions, taken by a Person not an Affiliate of Borrower; provided that a Credit Party is disputing such Lien in good faith and by appropriate proceedings; and (o) Liens on assets securing contingent consideration that may be payable by a Credit Party to the seller or sellers of such assets as a profit, price, or premium participation in such assets or payable to the seller or sellers as a post-closing fee for marketing or similar post-closing arrangements, provided that such obligations are not past due and the amount thereof does not exceed the cost of such assets. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of Borrower or any ERISA Affiliate or any such Plan to which Borrower or any ERISA Affiliate is required to contribute on behalf of any of its employees. “Platform” has the meaning specified in Section 6.01. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time “Public Lender” has the meaning specified in Section 6.01. “Qualified Subordinated Debt” means Subordinated Debt issued by the Credit Parties, which (a) matures on or after the first anniversary of the Maturity Date (and reduced, for purposes of this definition, by any principal amortization payments of such Subordinated Debt payable prior to the Maturity Date) and (b) is in an aggregate amount not to exceed $300,000,000. “Real Estate” means land, rights in land and interests therein and equipment, structures, Improvements, furnishings, fixtures and buildings located on or used in connection with land, rights in land or interests therein, but shall not include mortgages or interests therein. “Real Properties” means such real properties as the Credit Parties may own or lease (as lessee or sublessee) from third parties from time to time. “Recipient” means Administrative Agent, any Lender, any L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of any Credit Party hereunder. “Register” has the meaning specified in Section 10.06(c). “Regulation T, U, or X” means Regulation T, U or X, respectively, of the FRB as from time to time in effect and any successor to all or a portion thereof.

4889-9733-0207 v.9 - 23 - “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the thirty (30)-day notice period has been waived. “Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Loans, a Loan Notice, and (b) with respect to an L/C Credit Extension, a Letter of Credit Application. “Required Lenders” means, at any time, Lenders holding in the aggregate more than fifty percent (50%) of the Aggregate Commitments or, if such Commitments have been terminated, Lenders holding in the aggregate more than fifty percent (50%) of the Total Outstandings at such time. The Commitment of, and the portion of the Total Outstandings held by any Defaulting Lender shall be disregarded in determining Required Lenders at any time; provided that the amount of any participation in any Unreimbursed Amounts that such Defaulting Lender has failed to fund that have not been reallocated to and funded by another Lender shall be deemed to be held by the Lender that is the applicable L/C Issuer, as the case may be, in making such determination. “Rescindable Amount” has the meaning specified in Section 2.11(b)(ii). “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, assistant treasurer or controller of a Credit Party, and solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01, the secretary or any assistant secretary of a Credit Party and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Credit Party so designated by any of the foregoing officers in a notice to Administrative Agent or any other officer or employee of the applicable Credit Party designated in or pursuant to an agreement between the applicable Credit Party and Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Credit Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Credit Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Credit Party. “Revolving Credit Exposure” means, as to any Lender at any time, the aggregate principal amount at such time of its outstanding Loans and such Lender’s participation in L/C Obligations at such time. “Sale and Leaseback Transaction” means a sale or transfer made by a Credit Party (except a sale or transfer made from one Credit Party to another Credit Party) of any property which is either (a) a manufacturing plant, warehouse, office building or model home whose book value constitutes one percent (1%) or more of Consolidated Net Tangible Assets as of the date of determination or (b) any property which is not a manufacturing plant, warehouse, office building or model home whose book value constitutes five percent (5%) or more of Consolidated Net Tangible Assets as of the date of determination, if such sale or transfer is made with the intention of leasing, or as part of an arrangement involving the lease of, such property to Borrower or a Material Subsidiary. “S&P” means S&P Global Ratings, a subsidiary of S&P Global, Inc., and any successor thereto.

4889-9733-0207 v.9 - 24 - “Sanction(s)” means any sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority. “Scheduled Unavailability Date” has the meaning specified in Section 3.03(b)(ii). “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Shareholders’ Equity” means, as of any date of determination, consolidated shareholders’ equity of Borrower and its Subsidiaries as of that date determined in accordance with GAAP. “Single Employer Plan” means any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan. “SOFR” means the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (or a successor administrator). “SOFR Adjustment” means 0.10% (10 basis points). “SOFR Administrator” means the Federal Reserve Bank of New York, as the administrator of SOFR, or any successor administrator of SOFR designated by the Federal Reserve Bank of New York or other person acting as the SOFR Administrator at such time. “Solvent” means, with respect to each Credit Party as of a particular date, that on such date (a) such Credit Party is able to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (b) such Credit Party does not intend to, and does not believe that it will, incur debts or liabilities beyond such Credit Party’s ability to pay as such debts and liabilities mature in their ordinary course, (c) such Credit Party is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Credit Party’s assets would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Credit Party is engaged or is to engage, (d) the fair value of the assets of such Credit Party is greater than the total amount of liabilities (excluding (i) Letters of Credit and surety bonds issued in the normal course of business in connection with such Credit Party’s development activities and (ii) intercompany indebtedness owed to other Credit Parties), including contingent liabilities of such Credit Party and (e) the present fair saleable value of the assets of such Credit Party is not less than the amount that will be required to pay the probable liability of such Credit Party on its debts as they become absolute and matured. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “Subordinated Debt” means any Indebtedness incurred by a Credit Party that is subordinated in full to the Obligations on subordination terms acceptable to Administrative Agent. “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more

4889-9733-0207 v.9 - 25 - intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of Borrower. “Successor Rate” has the meaning specified in Section 3.03. “Supplemental Guaranty” means any Supplemental Guaranty (in the form of Exhibit A to the form of Guaranty attached hereto as Exhibit E) executed and delivered by a Material Subsidiary of Borrower after the Closing Date. “Tangible Net Worth” means, as of any date, Shareholders’ Equity or net worth of Borrower, as determined in accordance with GAAP less intangibles (as determined in accordance with GAAP). “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term SOFR” means: (a) for any Interest Period with respect to a Term SOFR Rate Loan, the rate per annum equal to the Term SOFR Screen Rate two (2) U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. Eastern Time on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment; and (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate with a term of one month commencing that day; provided that if Term SOFR determined in accordance with either of the foregoing clauses (a) or (b) of this definition would otherwise be less than zero percent (0.0%), then Term SOFR shall be deemed zero percent (0.0%) for purposes of this Agreement. “Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by Administrative Agent from time to time). “Term SOFR Rate Loan” means a Loan made hereunder with respect to which the interest rate is calculated by reference to Term SOFR. “Term SOFR Replacement Date” has the meaning specified in Section 3.03. “Total Credit Exposure” means, as to any Lender at any time, the unused Commitments and Revolving Credit Exposure of such Lender at such time. “Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations. “Type” means, with respect to a Loan, its character as a Base Rate Loan, a Term SOFR Rate Loan or a Daily SOFR Rate Loan.

4889-9733-0207 v.9 - 26 - “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “United States” and “U.S.” mean the United States of America. “Unreimbursed Amount” has the meaning specified in Section 2.03(f). “Unrestricted Cash” means cash and Cash Equivalents of the Credit Parties (including cash that a title company or other escrow agent is unconditionally prepared to disburse to a Credit Party) that are free and clear of all Liens (other than Liens securing the Obligations) and not subject to any restrictions on the use thereof to pay Indebtedness and other obligations of the Credit Parties. “U.S. Government Securities Business Day” means any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(g)(ii)(B)(3). “Withholding Agent” means any Credit Party and Administrative Agent. “Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Credit Document, unless otherwise specified herein or in such other Credit Document: (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such

4889-9733-0207 v.9 - 27 - agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Credit Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Credit Document, shall be construed to refer to such Credit Document in its entirety and not to any particular provision thereof, (iv) all references in a Credit Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Credit Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. (b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.” (c) Section headings herein and in the other Credit Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Credit Document. 1.03 Accounting Terms. (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of Borrower and its Subsidiaries shall be deemed to be carried at one hundred percent (100%) of the outstanding principal amount thereof, and the effects of FASB ASC 825 on financial liabilities shall be disregarded. (b) Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Credit Document, and either Borrower or the Required Lenders shall so request, Administrative Agent, the Lenders and Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (A) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (B) Borrower shall provide to Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Notwithstanding any change in GAAP after the Closing Date that would require lease obligations that would be treated as operating leases as of the Closing Date to be classified and accounted for as Capital Leases or otherwise reflected on the consolidated balance sheet of Borrower and its consolidated Subsidiaries, such obligations shall continue to be treated as

4889-9733-0207 v.9 - 28 - operating leases for all purposes under this Agreement and be excluded from the definition of Indebtedness and other relevant definitions under this Agreement. (c) Consolidation of Variable Interest Entities. All references herein to consolidated financial statements of Borrower and its Subsidiaries or to the determination of any amount for Borrower and its Subsidiaries on a consolidated basis or any similar reference shall, in each case, be deemed to include each variable interest entity that Borrower is required to consolidate pursuant to FASB ASC 810 as if such variable interest entity were a Subsidiary as defined herein. 1.04 Rounding. Any financial ratios required to be maintained by Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). 1.05 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). 1.06 Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. 1.07 Interest Rates. Administrative Agent does not warrant, nor accept responsibility, nor shall Administrative Agent have any liability with respect to the administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including any Successor Rate) (or any component of any of the foregoing) or the effect of any of the foregoing, or of any Conforming Changes; provided that the foregoing limitation on liability shall not apply to the extent of Administrative Agent’s gross negligence or willful misconduct as determined by a court of competent jurisdiction by a final and nonappealable judgment. Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to Borrower. Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including any Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service. Article II. The Commitments and Credit Extensions 2.01 Loans. Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan, a “Loan”) to Borrower from time to time, on any Business Day during the

4889-9733-0207 v.9 - 29 - Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Commitment; provided, however, that after giving effect to any Borrowing, (a) the Total Outstandings shall not exceed the Aggregate Commitments, and (b) the Revolving Credit Exposure of any Lender shall not exceed such Lender’s Commitment. Within the limits of each Lender’s Commitment, and subject to the other terms and conditions hereof, Borrower may borrow under this Section 2.01, prepay under Section 2.04, and reborrow under this Section 2.01. Loans may be either Term SOFR Rate Loans or Daily SOFR Rate Loans, except as further provided herein. 2.02 Borrowings, Conversions and Continuations of Loans. (a) Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Loans shall be made upon Borrower’s irrevocable notice to Administrative Agent, which may be given by (A) telephone, or (B) a Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to Administrative Agent of a Loan Notice. Each such Loan Notice must be received by Administrative Agent not later than 11:00 a.m. (Central time) (i) on the date of the request for any Borrowing of Daily SOFR Rate Loans or Base Rate Loans and (ii) two (2) Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Term SOFR Rate Loans or conversion of Term SOFR Rate Loans to Daily SOFR Rate Loans. Each Borrowing of, conversion to or continuation of Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof. Unless otherwise specified herein, no conversion from Term SOFR Rate Loans may be made other than at the end of the corresponding Interest Period. Each Loan Notice shall specify (i) whether Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Term SOFR Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If Borrower fails to specify a Type of Loan or Term SOFR in a Loan Notice or if Borrower fails to give a timely notice requesting a conversion or continuation of Term SOFR Rate Loan, then the applicable Loans shall be made as, or converted to, Daily SOFR Rate Loans. Any such automatic conversion to Daily SOFR Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Term SOFR Rate Loans. If Borrower requests a Term SOFR Rate Loan, or a conversion to or continuation of Term SOFR Rate Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. (b) Following receipt of a Loan Notice, Administrative Agent shall promptly notify each Lender of the amount of its Applicable Percentage of the applicable Loans, and if no timely notice of a conversion or continuation is provided by Borrower, Administrative Agent shall notify each Lender of the details of any automatic conversion to Daily SOFR Rate Loans described in the preceding subsection. In the case of a Borrowing, each Lender shall make the amount of its Loan available to Administrative Agent in immediately available funds at Administrative Agent’s Office not later than 1:00 p.m. on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), Administrative Agent shall make all funds so received available to Borrower in like funds as received by Administrative Agent either by (i) crediting the account of Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) Administrative Agent by Borrower; provided, however, that if, on the date the Loan Notice with respect to such Borrowing is given by Borrower, there are L/C Borrowings

4889-9733-0207 v.9 - 30 - outstanding, then the proceeds of such Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings, and second, shall be made available to Borrower as provided above. (c) Except as otherwise provided herein, a Term SOFR Rate Loan may be continued only on the last day of an Interest Period for such Term SOFR Rate Loan. (d) Administrative Agent shall promptly notify Borrower and Lenders of the interest rate applicable to each portion of the Loan other than Daily SOFR Rate Loans upon determination of same. (e) Without limitation of any other conditions herein, a Borrowing or continuation of or conversion to Term SOFR Rate Loans shall not be permitted if: (i) a Default has occurred and is continuing and has not been waived by Required Lenders or all Lenders, as applicable; (ii) after giving effect to the requested Borrowing or continuation of or conversion to Term SOFR Rate Loans, the sum of all Borrowings would exceed the Aggregate Commitments; (iii) the requested Borrowing or continuation of or conversion to Term SOFR Rate Loans would cause more than ten (10) Interest Periods to be in effect at any one time for Term SOFR Rate Loans, after giving effect to all Term SOFR Rate Loans, all conversions of Loans from one Type to another, and all continuations of Loans as the same Type; (iv) the requested interest period does not conform to the definition of Interest Period herein; or (v) any of the circumstances referred to in Section 3.03 hereof shall apply with respect to the requested Borrowing or continuation of or conversion to Term SOFR Rate Loans. (f) Borrower may not request a Borrowing of, or conversion to, Base Rate Loans unless Daily Simple SOFR Rate Loans and Term SOFR Rate Loans are unavailable, as further provided herein. (g) With respect to Term SOFR and Daily Simple SOFR, Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Credit Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Credit Document; provided that, with respect to any such amendment effected, Administrative Agent shall post each such amendment implementing such Conforming Changes to Borrower and the Lenders reasonably promptly after such amendment becomes effective. (h) Notwithstanding anything to the contrary in this Agreement, any Lender may exchange, continue or rollover all of the portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by Borrower, Administrative Agent, and such Lender.

4889-9733-0207 v.9 - 31 - 2.03 Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, in addition to the Loans provided for in Section 2.01, Borrower may request any L/C Issuer, in reliance on the agreements of the Lenders set forth in this Section 2.03, to issue, at any time and from time to time during the Availability Period, Letters of Credit denominated in Dollars for its own account or the account of any of its Subsidiaries in such form as is acceptable to such L/C Issuer in its reasonable determination. Letters of Credit issued hereunder shall constitute utilization of the Commitments. (b) Notice of Issuance, Amendment, Extension, Reinstatement or Renewal. To request the issuance of a Letter of Credit (or the amendment of the terms and conditions, extension of the terms and conditions, extension of the expiration date, or reinstatement of amounts paid, or renewal of an outstanding Letter of Credit), Borrower shall deliver (or transmit by electronic communication, if arrangements for doing so have been approved by the applicable L/C Issuer) to an L/C Issuer selected by it and to Administrative Agent not later than 11:00 a.m. at least three (3) Business Days (or such later date and time as Administrative Agent and such L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, extended, reinstated or renewed, and specifying the date of issuance, amendment, extension, reinstatement or renewal (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with clause (d) of this Section 2.03), the amount of such Letter of Credit, the name and address of the beneficiary thereof, the purpose and nature of the requested Letter of Credit and such other information as shall be necessary to prepare, amend, extend, reinstate or renew such Letter of Credit. If requested by the applicable L/C Issuer, Borrower also shall submit a letter of credit application and reimbursement agreement on such L/C Issuer’s standard form in connection with any request for a Letter of Credit. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application and reimbursement agreement or other agreement submitted by Borrower to, or entered into by Borrower with, an L/C Issuer relating to any Letter of Credit, the terms and conditions of this Agreement shall control. If Borrower so requests in any applicable Letter of Credit Application (or the amendment of an outstanding Letter of Credit), the applicable L/C Issuer may, in its sole discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit shall permit such L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than the date (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon by Borrower and the applicable L/C Issuer at the time such Letter of Credit is issued. Unless otherwise directed by the applicable L/C Issuer, Borrower shall not be required to make a specific request to such L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the applicable L/C Issuer to permit the extension of such Letter of Credit at any time to an expiration date not later than the date permitted pursuant to Section 2.03(d); provided, that such L/C Issuer shall not (i) permit any such extension if (A) such L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its extended form under the terms hereof (except that the expiration date may be extended to a date that is no more than one year from the then-current expiration date) or (B) it has received notice (which may be in writing or by telephone (if promptly confirmed in writing)) on or before the day that is

4889-9733-0207 v.9 - 32 - seven Business Days before the Non-Extension Notice Date from Administrative Agent that the Required Lenders have elected not to permit such extension or (ii) be obligated to permit such extension if it has received notice (which may be in writing or by telephone (if promptly confirmed in writing)) on or before the day that is seven Business Days before the Non-Extension Notice Date from Administrative Agent, any Lender or Borrower that one or more of the applicable conditions set forth in Section 4.02 is not then satisfied, and in each such case directing such L/C Issuer not to permit such extension. (c) Limitations on Amounts, Issuance and Amendment. A Letter of Credit shall be issued, amended, extended, reinstated or renewed only if (and upon issuance, amendment, extension, reinstatement or renewal of each Letter of Credit Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, extension, reinstatement or renewal (i) the aggregate L/C Obligations shall not exceed the Letter of Credit Sublimit, (ii) the aggregate amount of the outstanding Letters of Credit issued by any L/C Issuer shall not exceed its Letter of Credit Commitment, (iii) the Total Outstandings shall not exceed the Aggregate Commitments, (iv) the Revolving Credit Exposure of any Lender shall not exceed its Commitment and (v) the total Revolving Credit Exposure shall not exceed the Aggregate Commitments. (i) No L/C Issuer shall be under any obligation to issue any Letter of Credit if: (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing the Letter of Credit, or any Law applicable to such L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or request that such L/C Issuer refrain from, the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon such L/C Issuer with respect to the Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which such L/C Issuer in good faith deems material to it; (B) the issuance of such Letter of Credit would violate one or more policies of such L/C Issuer applicable to letters of credit generally; (C) except as otherwise agreed by Administrative Agent and such L/C Issuer, the Letter of Credit is in an initial stated amount less than $10,000; (D) any Lender is at that time a Defaulting Lender, unless such L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to such L/C Issuer (in its sole discretion) with Borrower or such Lender to eliminate such L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.15(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which such L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion; or

4889-9733-0207 v.9 - 33 - (E) the Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder. (ii) No L/C Issuer shall be under any obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue the Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of the Letter of Credit does not accept the proposed amendment to the Letter of Credit. (d) Expiration Date. Each Letter of Credit shall have a stated expiration date no later than the earlier of (i) the date twelve (12) months after the date of the issuance of such Letter of Credit (or, in the case of any extension of the expiration date thereof, whether automatic or by amendment, twelve (12) months after the then current expiration date of such Letter of Credit) and (ii) the Letter of Credit Expiration Date. Borrower shall Cash Collateralize each such Letter of Credit with an expiration date beyond the Maturity Date in accordance with Section 2.03(o). (e) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount or extending the expiration date thereof), and without any further action on the part of the applicable L/C Issuer or the Lenders, such L/C Issuer hereby grants to each Lender, and each Lender hereby acquires from such L/C Issuer, a participation in such Letter of Credit equal to such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this clause (e) in respect of Letters of Credit is absolute, unconditional and irrevocable and shall not be affected by any circumstance whatsoever, including any amendment, extension, reinstatement or renewal of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments. In consideration and in furtherance of the foregoing, each Lender hereby absolutely, unconditionally and irrevocably agrees to pay to Administrative Agent, for account of the applicable L/C Issuer, such Lender’s Applicable Percentage of each L/C Disbursement made by an L/C Issuer not later than 1:00 p.m. on the Business Day specified in the notice provided by Administrative Agent to the Lenders pursuant to Section 2.03(f) until such L/C Disbursement is reimbursed by Borrower or at any time after any reimbursement payment is required to be refunded to Borrower for any reason, including after the Maturity Date. Such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each such payment shall be made in the same manner as provided in Section 2.02 with respect to Loans made by such Lender (and Section 2.02 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and Administrative Agent shall promptly pay to the applicable L/C Issuer the amounts so received by it from the Lenders. Promptly following receipt by Administrative Agent of any payment from Borrower pursuant to Section 2.03(f), Administrative Agent shall distribute such payment to the applicable L/C Issuer or, to the extent that the Lenders have made payments pursuant to this clause (e) to reimburse such L/C Issuer, then to such Lenders and such L/C Issuer as their interests may appear. Any payment made by a Lender pursuant to this clause (e) to reimburse an L/C Issuer for any L/C Disbursement shall not constitute a Loan and shall not relieve Borrower of its obligation to reimburse such L/C Disbursement. Each Lender further acknowledges and agrees that its participation in each Letter of Credit will be automatically adjusted to reflect such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit at each time such Lender’s Commitment is amended pursuant to the operation of Section 2.15, as a result of an assignment in accordance with Section 10.06 or otherwise pursuant to this Agreement.

4889-9733-0207 v.9 - 34 - (f) Reimbursement. If an L/C Issuer shall make any L/C Disbursement in respect of a Letter of Credit, Borrower shall reimburse such L/C Issuer in respect of such L/C Disbursement by paying to Administrative Agent an amount equal to such L/C Disbursement not later than 12:00 noon on (i) the Business Day that Borrower receives notice of such L/C Disbursement, if such notice is received prior to 10:00 a.m. or (ii) the Business Day immediately following the day that Borrower receives such notice, if such notice is not received prior to such time, provided that, if such L/C Disbursement is not less than $1,000,000, Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.02 that such payment be financed with a Borrowing of Daily SOFR Rate Loans in an equivalent amount and, to the extent so financed, Borrower’s obligation to make such payment shall be discharged and replaced by the resulting Borrowing of Daily SOFR Rate Loans. If Borrower fails to make such payment when due, Administrative Agent shall notify each Lender of the applicable L/C Disbursement, the payment then due from Borrower in respect thereof (the “Unreimbursed Amount”) and such Lender’s Applicable Percentage thereof. In such event, Borrower shall be deemed to have requested a Borrowing of Daily SOFR Rate Loans to be disbursed on the date of payment by the applicable L/C Issuer under a Letter of Credit in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Daily SOFR Rate Loans, but subject to the amount of the unutilized portion of the Aggregate Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Loan Notice). Any notice given by any L/C Issuer or Administrative Agent pursuant to this Section 2.03(f) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. (g) Obligations Absolute. Borrower’s obligation to reimburse L/C Disbursements as provided in Section 2.03(f) shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of: (i) any lack of validity or enforceability of this Agreement, any other Credit Document or any Letter of Credit, or any term or provision herein or therein; (ii) the existence of any claim, counterclaim, setoff, defense or other right that Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), any L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement in such draft, demand, certificate or other document being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; (iv) waiver by any L/C Issuer of any requirement that exists for such L/C Issuer’s protection and not the protection of Borrower or any waiver by such L/C Issuer which does not in fact materially prejudice Borrower; (v) honor of a demand for payment presented electronically even if such Letter of Credit required that demand be in the form of a draft;

4889-9733-0207 v.9 - 35 - (vi) any payment made by any L/C Issuer in respect of an otherwise complying item presented after the date specified as the expiration date of, or the date by which documents must be received under such Letter of Credit if presentation after such date is authorized by the UCC or the ISP, as applicable; (vii) payment by the applicable L/C Issuer under a Letter of Credit against presentation of a draft, demand, certificate or other document that does not comply strictly with the terms of such Letter of Credit; or any payment made by any L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor- in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or (viii) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.03, constitute a legal or equitable discharge of, or provide a right of setoff against, Borrower’s obligations hereunder. Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with Borrower’s instructions or other irregularity, Borrower will immediately notify the applicable L/C Issuer. Borrower shall be conclusively deemed to have waived any such claim against each L/C Issuer and its correspondents unless such notice is given as aforesaid. None of Administrative Agent, the Lenders, any L/C Issuer, or any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit by the applicable L/C Issuer or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms, any error in translation or any consequence arising from causes beyond the control of the applicable L/C Issuer; provided that the foregoing shall not be construed to excuse an L/C Issuer from liability to Borrower to the extent of any direct damages (as opposed to consequential, special, indirect, punitive or exemplary damages, claims in respect of which are hereby waived by Borrower to the extent permitted by applicable Law) suffered by Borrower that are caused by such L/C Issuer’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of an L/C Issuer (as finally determined by a court of competent jurisdiction), an L/C Issuer shall be deemed to have exercised care in each such determination, and that: (i) an L/C Issuer may replace a purportedly lost, stolen, or destroyed original Letter of Credit or missing amendment thereto with a certified true copy marked as such or waive a requirement for its presentation;

4889-9733-0207 v.9 - 36 - (ii) an L/C Issuer may accept documents that appear on their face to be in substantial compliance with the terms of a Letter of Credit without responsibility for further investigation, regardless of any notice or information to the contrary, and may make payment upon presentation of documents that appear on their face to be in substantial compliance with the terms of such Letter of Credit and without regard to any non-documentary condition in such Letter of Credit; (iii) an L/C Issuer shall have the right, in its sole discretion, to decline to accept such documents and to make such payment if such documents are not in strict compliance with the terms of such Letter of Credit; and (iv) this sentence shall establish the standard of care to be exercised by an L/C Issuer when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof (and the parties hereto hereby waive, to the extent permitted by applicable Law, any standard of care inconsistent with the foregoing). Without limiting the foregoing, none of Administrative Agent, the Lenders, any L/C Issuer, or any of their Related Parties shall have any liability or responsibility by reason of (i) any presentation that includes forged or fraudulent documents or that is otherwise affected by the fraudulent, bad faith, or illegal conduct of the beneficiary or other Person, (ii) an L/C Issuer declining to take-up documents and make payment (A) against documents that are fraudulent, forged, or for other reasons by which that it is entitled not to honor or (B) following a Borrower’s waiver of discrepancies with respect to such documents or request for honor of such documents or (iii) an L/C Issuer retaining proceeds of a Letter of Credit based on an apparently applicable attachment order, blocking regulation, or third-party claim notified to such L/C Issuer. (h) Applicability of ISP; Limitation of Liability. Unless otherwise expressly agreed by the applicable L/C Issuer and Borrower when a Letter of Credit is issued by it (including any such agreement applicable to an Existing Letter of Credit), the rules of the ISP shall apply to each standby Letter of Credit. Notwithstanding the foregoing, no L/C Issuer shall be responsible to Borrower for, and no L/C Issuer’s rights and remedies against Borrower shall be impaired by, any action or inaction of any L/C Issuer required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the Law or any order of a jurisdiction where any L/C Issuer or the beneficiary is located, the practice stated in the ISP, or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade - International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice. (i) Each L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each L/C Issuer shall have all of the benefits and immunities (A) provided to Administrative Agent in Article IX with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included such L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to such L/C Issuer.

4889-9733-0207 v.9 - 37 - (j) Letter of Credit Fees. Borrower shall pay to Administrative Agent for the account of each Lender in accordance, subject to Section 2.15, with its Applicable Percentage a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Applicable Rate times the daily amount available to be drawn under such Letter of Credit. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. Letter of Credit Fees shall be (i) due and payable on the tenth (10th) Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Maturity Date and thereafter on demand and (ii) computed on a quarterly basis in arrears. If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, upon the request of the Required Lenders, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate. (k) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuers. Borrower shall pay directly to the applicable L/C Issuer for its own account a fronting fee with respect to each Letter of Credit, at the rate equal to one-tenth of one percent (0.100%) per annum of the face amount of each Letter of Credit, computed on the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears. Such fronting fee shall be due and payable on the tenth (10th) Business Day after the end of each March, June, September and December in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. In addition, Borrower shall pay directly to the applicable L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable. (l) Disbursement Procedures. The L/C Issuer for any Letter of Credit shall, within the time allowed by applicable Laws or the specific terms of the Letter of Credit following its receipt thereof, examine all documents purporting to represent a demand for payment under such Letter of Credit. Such L/C Issuer shall promptly after such examination notify Administrative Agent and Borrower in writing of such demand for payment if such L/C Issuer has made or will make an L/C Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve Borrower of its obligation to reimburse such L/C Issuer and the Lenders with respect to any such L/C Disbursement. (m) Interim Interest. If the L/C Issuer for any Letter of Credit shall make any L/C Disbursement, then, unless Borrower shall reimburse such L/C Disbursement in full on the date such L/C Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such L/C Disbursement is made to but excluding the date that Borrower reimburses such L/C Disbursement, at the rate per annum then applicable to Daily SOFR Rate Loans; provided that if Borrower fails to reimburse such L/C Disbursement when due pursuant to clause (f) of this Section 2.03, then Section 2.07(b) shall apply. Interest accrued pursuant to this clause (m) shall be for account of such L/C Issuer, except that interest accrued on and after the

4889-9733-0207 v.9 - 38 - date of payment by any Lender pursuant to clause (f) of this Section 2.03 to reimburse such L/C Issuer shall be for account of such Lender to the extent of such payment. (n) Replacement of any L/C Issuer. Any L/C Issuer may be replaced at any time by written agreement between Borrower, Administrative Agent, the replaced L/C Issuer and the successor L/C Issuer. Administrative Agent shall notify the Lenders of any such replacement of an L/C Issuer. At the time any such replacement shall become effective, Borrower shall pay all unpaid fees accrued for the account of the replaced L/C Issuer pursuant to Section 2.03(j). From and after the effective date of any such replacement, (i) the successor L/C Issuer shall have all the rights and obligations of an L/C Issuer under this Agreement with respect to Letters of Credit to be issued by it thereafter and (ii) references herein to the term “L/C Issuer” shall be deemed to include such successor or any previous L/C Issuer, or such successor and all previous L/C Issuer, as the context shall require. After the replacement of an L/C Issuer hereunder, the replaced L/C Issuer shall remain a party hereto and shall continue to have all the rights and obligations of an L/C Issuer under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit. (o) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that Borrower receives notice from Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with L/C Obligations representing at least 66-2/3% of the total L/C Obligations) demanding the deposit of cash collateral pursuant to this clause (o), Borrower shall immediately deposit into an account established and maintained on the books and records of Administrative Agent (the “Collateral Account”) an amount in cash equal to the Minimum Collateral Amount as of such date, provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to Borrower described in clause (f) of Section 8.01. Such deposit shall be held by Administrative Agent as collateral for the payment and performance of the obligations of Borrower under this Agreement. In addition, and without limiting the foregoing or clause (d) of this Section 2.03, if any L/C Obligations remain outstanding after the expiration date specified in said clause (d), Borrower shall immediately deposit into the Collateral Account an amount in cash equal to the Minimum Collateral Amount as of such date; provided that Borrower shall Cash Collateralize each Letter of Credit that has an expiration date beyond the Maturity Date at least thirty (30) days prior to the Maturity Date. Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over the Collateral Account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of Administrative Agent and at Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in the Collateral Account. Moneys in the Collateral Account shall be applied by Administrative Agent to reimburse each L/C Issuer for L/C Disbursements for which it has not been reimbursed, together with related fees, costs, and customary processing charges, and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of Borrower for the L/C Obligations at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with L/C Obligations representing 66-2/3% of the total L/C Obligations), be applied to satisfy other obligations of Borrower under this Agreement. If Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to Borrower within three Business Days after all Events of Default have been cured or waived.

4889-9733-0207 v.9 - 39 - (p) Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, Borrower shall be obligated to reimburse, indemnify and compensate the applicable L/C Issuer hereunder for any and all drawings under such Letter of Credit as if such Letter of Credit had been issued solely for the account of Borrower. Borrower irrevocably waives any and all defenses that might otherwise be available to it as a guarantor or surety of any or all of the obligations of such Subsidiary in respect of such Letter of Credit. Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of Borrower, and that Borrower’s business derives substantial benefits from the businesses of such Subsidiaries. (q) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control. (r) L/C Issuer Reporting Requirements. Each L/C Issuer shall, no later than the fifth (5th) Business Day following the last day of each month, provide to Administrative Agent a schedule of the Letters of Credit issued by it, in form and substance reasonably satisfactory to Administrative Agent, showing the date of issuance of each Letter of Credit, the account party, the original face amount (if any), the expiration date, and the reference number of any Letter of Credit outstanding at any time during such month, and showing the aggregate amount (if any) payable by Borrower to such L/C Issuer during such month pursuant to Section 2.03(j). Promptly after the receipt of such schedule from each L/C Issuer, Administrative Agent shall provide to Lenders and Borrower a summary of such schedules. 2.04 Prepayments. (a) Borrower may, upon notice to Administrative Agent, at any time or from time to time voluntarily prepay Loans in whole or in part without premium or penalty; provided that: (i) such notice must be in a form reasonably acceptable to Administrative Agent and be received by Administrative Agent not later than 11:00 a.m. (A) three (3) Business Days prior to any date of prepayment of Term SOFR Rate Loans or Daily SOFR Rate Loans and (B) on the date of prepayment of Base Rate Loans; (ii) any prepayment of Term SOFR Rate Loans or Daily SOFR Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (iii) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if Term SOFR Rate Loans are to be prepaid, the Interest Period(s) of such Loans. Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage of such prepayment. If such notice is given by Borrower, Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Loan shall be accompanied by all accrued interest on the amount prepaid, together with, in the case of any Term SOFR Rate Loan or Daily SOFR Rate Loan, any additional amounts required pursuant to Section 3.05. Subject to Section 2.15, each such prepayment shall be applied to the Loans of the Lenders in accordance with their respective Applicable Percentages. (b) If for any reason the Total Outstandings at any time exceed the Aggregate Commitments then in effect, Borrower shall immediately prepay Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided, however, that Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this

4889-9733-0207 v.9 - 40 - Section 2.04(b) unless after the prepayment in full of the Loans the Total Outstandings exceed the Aggregate Commitments then in effect. (c) Borrower shall immediately prepay Loans and/or other Borrowing Base Debt as necessary to maintain compliance with Section 7.11. 2.05 Termination or Reduction of Commitments. Borrower may, upon notice to Administrative Agent, terminate the Aggregate Commitments, or from time to time permanently reduce the Aggregate Commitments; provided that (i) any such notice shall be received by Administrative Agent not later than 11:00 a.m. five (5) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof, and (iii) Borrower shall not terminate or reduce the Aggregate Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Outstandings would exceed the Aggregate Commitments. Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the Aggregate Commitments. Any reduction of the Aggregate Commitments shall be applied to the Commitment of each Lender according to its Applicable Percentage. All fees accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination. 2.06 Repayment of Loans. Borrower shall repay to the Lenders on the Maturity Date the aggregate principal amount of Loans outstanding on such date. 2.07 Interest. (a) Subject to the provisions of subsection (b) below: (i) each Daily SOFR Rate Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to Daily Simple SOFR for such Interest Period plus the Applicable Rate for SOFR; (ii) each Term SOFR Rate Loan for any Interest Period shall bear interest on the outstanding principal amount thereof at a rate per annum equal to Term SOFR for such Interest Period plus the Applicable Rate for SOFR; and (iii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the Base Rate for such Interest Period plus the Applicable Rate for Base Rate Loans. (b) (i) If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. (ii) If any amount (other than principal of any Loan) payable by Borrower under any Credit Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. (iii) Upon the request of the Required Lenders, while any Event of Default exists (other than as set forth in clauses 2.07(b)(i) and 2.07(b)(ii) above), Borrower shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

4889-9733-0207 v.9 - 41 - (iv) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. 2.08 Fees. In addition to certain fees described in subsections (h) and (j) of Section 2.03: (a) Commitment Fee. Borrower shall pay to Administrative Agent, for the account of each Lender in accordance with its Applicable Percentage, a commitment fee equal to the Applicable Rate for Unused Fees times the actual daily amount by which the Aggregate Commitments exceed the sum of (i) the Outstanding Amount of Loans and (ii) the Outstanding Amount of L/C Obligations, subject to adjustment as provided in Section 2.15. The commitment fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable on the tenth (10th) Business Day after the last day of each March, June, September and December in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the Closing Date, and on the last day of the Availability Period. The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate for Unused Fees during any quarter, the actual daily amount shall be computed and multiplied by such Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. (b) Other Fees. (i) Borrower shall pay to the Arranger and Administrative Agent for their own respective accounts fees in the amounts and at the times specified in the Fee Letters. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. (ii) Borrower shall pay to the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. 2.09 Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate. (a) All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to the Term SOFR Rate) determined by using Bank of America’s prime rate shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.11(a), bear interest for one day. Each determination by Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

4889-9733-0207 v.9 - 42 - (b) If, as a result of any restatement of or other adjustment to the financial statements of Borrower or for any other reason, Borrower or the Lenders determine that (i) the Debt to Capitalization Ratio as calculated by Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Debt to Capitalization Ratio would have resulted in higher pricing for such period, Borrower shall immediately and retroactively be obligated to pay to Administrative Agent for the account of the applicable Lenders or the applicable L/C Issuer, as the case may be, promptly on demand by Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to Borrower under the Bankruptcy Code of the United States, automatically and without further action by Administrative Agent, any Lender or any L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of Administrative Agent, any Lender or any L/C Issuer, as the case may be, under Section 2.03(c), 2.03(h) or 2.07(b) or under Article VIII. Borrower’s obligations under this paragraph shall survive the termination of the Aggregate Commitments and the repayment of all other Obligations hereunder. 2.10 Evidence of Debt. (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by Administrative Agent in the ordinary course of business. The accounts or records maintained by Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of Administrative Agent in respect of such matters, the accounts and records of Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through Administrative Agent, Borrower shall execute and deliver to such Lender (through Administrative Agent) a Note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto. (b) In addition to the accounts and records referred to in Section 2.10(a) above, each Lender and Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit. In the event of any conflict between the accounts and records maintained by Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of Administrative Agent shall control in the absence of manifest error. 2.11 Payments Generally; Administrative Agent’s Clawback. (a) General. All payments to be made by Borrower shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by Borrower hereunder shall be made to Administrative Agent, for the account of the respective Lenders to which such payment is owed, at Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding

4889-9733-0207 v.9 - 43 - Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. (b) (i) Funding by Lenders; Presumption by Administrative Agent. Unless Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing of Loans that such Lender will not make available to Administrative Agent such Lender’s share of such Borrowing, Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 and may, in reliance upon such assumption, make available to Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to Administrative Agent, then the applicable Lender and Borrower severally agree to pay to Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to Borrower to but excluding the date of payment to Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by Borrower, the interest rate applicable to Daily SOFR Rate Loans. If Borrower and such Lender shall pay such interest to Administrative Agent for the same or an overlapping period, Administrative Agent shall promptly remit to Borrower the amount of such interest paid by Borrower for such period. If such Lender pays its share of the applicable Borrowing to Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by Borrower shall be without prejudice to any claim Borrower may have against a Lender that shall have failed to make such payment to Administrative Agent. (ii) Payments by Borrower; Presumptions by Administrative Agent. Unless Administrative Agent shall have received notice from Borrower prior to the date on which any payment is due to Administrative Agent for the account of the Lenders or the L/C Issuers hereunder that Borrower will not make such payment, Administrative Agent may assume that Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the L/C Issuers, as the case may be, the amount due. With respect to any payment that Administrative Agent makes for the account of the Lenders or any L/C Issuer hereunder as to which Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) Borrower has not in fact made such payment; (2) Administrative Agent has made a payment in excess of the amount so paid by Borrower (whether or not then owed); or (3) Administrative Agent has for any reason otherwise erroneously made such payment; then each of the Lenders or the applicable L/C Issuers, as the case may be, severally agrees to repay to Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender or such L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such Rescindable Amount is distributed to it to but excluding the date of payment to Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation. A notice of Administrative Agent to any Lender or Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.

4889-9733-0207 v.9 - 44 - (c) Failure to Satisfy Conditions Precedent. If any Lender makes available to Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to Borrower by Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. (d) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and to make payments pursuant to Section 10.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 10.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 10.04(c). (e) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. 2.12 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it, or the participations in L/C Obligations held by it resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Loans or participations and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and subparticipations in L/C Obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that: (i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this Section shall not be construed to apply to (x) any payment made by or on behalf of Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (y) the application of Cash Collateral provided for in Section 2.14, or (z) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations to any assignee or participant, other than an assignment to Borrower or any Affiliate thereof (as to which the provisions of this Section shall apply). Each Credit Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Credit Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Credit Party in the amount of such participation.

4889-9733-0207 v.9 - 45 - 2.13 Increase in Commitments. (a) Request for Increase. Provided there exists no Default, upon notice to Administrative Agent (which shall promptly notify the Lenders), Borrower may request an increase in the Aggregate Commitments (which increase may take the form of additional Commitments under this Agreement or one or more term loan tranches) to an amount not exceeding $1,750,000,000 (the “Maximum Increase Amount”); provided that (i) any such request for an increase shall be in a minimum amount of $25,000,000, and (ii) Borrower may make a maximum of three (3) such requests. At the time of sending such notice, Borrower (in consultation with Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to the Lenders). (b) Lender Elections to Increase. Each Lender shall notify Administrative Agent within such time period whether or not it agrees to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its Applicable Percentage of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment. (c) Notification by Administrative Agent; Additional Lenders. Administrative Agent shall notify Borrower and each Lender of the Lenders’ responses to each request made hereunder. To achieve the full amount of a requested increase and subject to the approval of Administrative Agent and the L/C Issuers, Borrower may also invite additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance reasonably satisfactory to Administrative Agent and its counsel. (d) Effective Date and Allocations. If the Aggregate Commitments are increased in accordance with this Section, Administrative Agent and Borrower shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase. Administrative Agent shall promptly notify Borrower and the Lenders of the final allocation of such increase and the Increase Effective Date. (e) Conditions to Effectiveness of Increase. As conditions precedent to such increase, (i) Borrower shall (A) pay to Administrative Agent any fees payable pursuant to the Fee Letters, and (B) deliver to Administrative Agent a certificate of each Credit Party dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Credit Party (1) certifying and attaching the resolutions adopted by such Credit Party approving or consenting to such increase, and (2) in the case of Borrower, certifying that, before and after giving effect to such increase, (x) the representations and warranties contained in Article V and the other Credit Documents are true and correct in all material respects (without duplication of any materiality qualifiers set forth therein) on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (without duplication of any materiality qualifiers set forth therein) as of such earlier date, and except that for purposes of this Section 2.13, the representations and warranties contained in subsections (a) and (b) of Section 5.01 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01, and (y) no Default exists, and (ii) (A) upon the reasonable request of any Lender made at least five (5) days prior to the Increase Effective Date, Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the Act, in each case

4889-9733-0207 v.9 - 46 - at least five (5) days prior to the Increase Effective Date and (B) at least five (5) days prior to the Increase Effective Date, any Credit Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Credit Party. Borrower shall prepay any Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep the outstanding Loans ratable with any revised Applicable Percentages arising from any nonratable increase in the Commitments under this Section. (f) Incremental Facility Amendment; Limitation. To the extent that the increase of the Aggregate Commitments shall take the form of a new term loan tranche, such increase shall be evidenced by an amendment (an “Incremental Facility Amendment”) to this Agreement executed by Borrower, each existing Lender and each additional Lender, if any, agreeing to provide any portion of such increase, and Administrative Agent. An Incremental Facility Amendment may, without the consent of any other Lenders, effect such amendments to the Credit Documents as are determined by Administrative Agent to be reasonably necessary to include such borrowing and payment terms as are customary for a term loan facility of this type and otherwise to effect the provisions of this Section 2.13; provided, that any such Incremental Facility Amendment may provide that if Borrower repays such new term loan tranche, Borrower shall be able to enter into additional Incremental Facility Amendments or otherwise request an increase in the Aggregate Commitments up to the Maximum Increase Amount subject to the terms and conditions set forth in this Section 2.13. (g) Conflicting Provisions. This Section shall supersede any provisions in Section 2.12 or 10.01 to the contrary. 2.14 Cash Collateral. (a) Obligation to Cash Collateralize. At any time that there shall exist a Defaulting Lender, within one Business Day following the written request of Administrative Agent or any L/C Issuer (with a copy to Administrative Agent), Borrower shall Cash Collateralize the L/C Issuers’ Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to Section 2.15(a)(iv) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount. (b) Grant of Security Interest. Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to (and subjects to the control of) Administrative Agent, for the benefit of Administrative Agent, the L/C Issuers and the Lenders, and agrees to maintain, a first priority security interest in all Cash Collateral provided under Section 2.14(a) or Section 2.15(a)(ii), and all related deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.14(c). If at any time Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than Administrative Agent or an L/C Issuer as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, Borrower will, promptly upon demand by Administrative Agent, pay or provide to Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (determined in the case of Cash Collateral provided pursuant to clause (a) above, after giving effect to Section 2.15(a)(iv) and any Cash Collateral provided by the Defaulting Lender). All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained at Bank of America. Borrower shall pay on demand therefor from time to

4889-9733-0207 v.9 - 47 - time all customary account opening, activity and other administrative fees and charges in connection with the maintenance and disbursement of Cash Collateral. (c) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.14 or Sections 2.03, 2.04, 2.15 or 8.02 in respect of Letters of Credit shall be held and applied to the satisfaction of the specific L/C Obligations, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein. (d) Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or to secure other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 10.06(b)(vi))) or (ii) the determination by Administrative Agent and the applicable L/C Issuer that there exists excess Cash Collateral; provided, however, that (x) any such release shall be without prejudice to, and any disbursement or other transfer of Cash Collateral shall be and remain subject to the other applicable provisions of the Credit Documents, and (y) the Person providing Cash Collateral and Administrative Agent may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations. 2.15 Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders” and Section 10.01. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by Administrative Agent from a Defaulting Lender pursuant to Section 10.08 shall be applied at such time or times as may be determined by Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the L/C Issuers hereunder; third, to Cash Collateralize the L/C Issuers’ Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.14; fourth, as Borrower may request (so long as no Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by Administrative Agent; fifth, if so determined by Administrative Agent and Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the L/C Issuers’ future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.14; sixth, to the payment of any amounts

4889-9733-0207 v.9 - 48 - owing to the Lenders, the L/C Issuers as a result of any judgment of a court of competent jurisdiction obtained by any Lender or any L/C Issuer against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default exists, to the payment of any amounts owing to Borrower as a result of any judgment of a court of competent jurisdiction obtained by Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Obligations owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Obligations owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations are held by the Lenders pro rata in accordance with the Commitments hereunder without giving effect to Section 2.15(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.15(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (A) No Defaulting Lender shall be entitled to receive any fee payable under Section 2.08(a) for any period during which that Lender is a Defaulting Lender (and Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (B) Each Defaulting Lender shall be entitled to receive Letter of Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Applicable Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.14. (C) With respect to any Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to the applicable L/C Issuer the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such L/C Issuer’s to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Applicable Percentages to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-

4889-9733-0207 v.9 - 49 - Defaulting Lender’s Commitment. Subject to Section 10.21, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (v) Cash Collateral. If the reallocation described in Section 2.15(a)(iv) above cannot, or can only partially, be effected, Borrower shall, without prejudice to any right or remedy available to it hereunder or under applicable Law, Cash Collateralize the L/C Issuers’ Fronting Exposure in accordance with the procedures set forth in Section 2.14. (b) Defaulting Lender Cure. If Borrower, Administrative Agent and the L/C Issuers agree in writing that a Lender is no longer a Defaulting Lender, Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages (without giving effect to Section 2.15(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. (c) New Letters of Credit. So long as any Lender is a Defaulting Lender, no L/C Issuer shall be required to issue, extend, increase, reinstate or renew any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. Article III. Taxes, Yield Protection and Illegality 3.01 Taxes. (a) Defined Terms. For purposes of this Section 3.01, the term “applicable Law” includes FATCA. (b) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Credit Party under any Credit Document shall be made without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Credit Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

4889-9733-0207 v.9 - 50 - (c) Payment of Other Taxes by Borrower. The Credit Parties shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of Administrative Agent timely reimburse it for the payment of, any Other Taxes. (d) Indemnification by Borrower. Each of the Credit Parties shall indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate prepared in good faith setting forth in reasonable detail the calculation of the amount of such payment or liability delivered to Borrower by a Lender (with a copy to Administrative Agent), or by Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Credit Party has not already indemnified Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Credit Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.06(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Administrative Agent in connection with any Credit Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Credit Document or otherwise payable by Administrative Agent to the Lender from any other source against any amount due to Administrative Agent under this clause (e). (f) Evidence of Payments. As soon as practicable after any payment of Taxes by Borrower to a Governmental Authority as provided in this Section 3.01, Borrower shall deliver to Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to Administrative Agent. (g) Status of Lenders; Tax Documentation. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Credit Document shall deliver to Borrower and Administrative Agent, at the time or times reasonably requested by Borrower or Administrative Agent, such properly completed and executed documentation reasonably requested by Borrower or Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrower or Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by Borrower or Administrative Agent as will enable Borrower or Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such

4889-9733-0207 v.9 - 51 - documentation set forth in Section 3.01(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to Borrower and Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Credit Document, executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Credit Document, IRS Form W- 8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit F-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W 8BEN E (or W-8BEN, as applicable); or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W 8ECI, IRS Form W-8BEN-E (or W-8BEN, as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-2 or Exhibit F-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign

4889-9733-0207 v.9 - 52 - Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), executed copies of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit Borrower or Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Credit Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower or Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrower or Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower or Administrative Agent as may be necessary for Borrower or Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (iii) Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower and Administrative Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. Unless required by Applicable Laws, at no time shall Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender or an L/C Issuer, or have any obligation to pay to any Lender or any L/C Issuer, any refund of Taxes withheld or deducted from funds paid for the account of such Lender or such L/C Issuer, as the case may be. If any Recipient determines that it has received a refund of any Taxes as to which it has been indemnified by any Credit Party or with respect to which any Credit Party has paid additional amounts pursuant to this Section 3.01, it shall pay to the Credit Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by a Credit Party under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Credit Party, upon the request of the Recipient, agrees to repay the amount paid over to the Credit Party (plus any penalties, interest or other charges imposed by

4889-9733-0207 v.9 - 53 - the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this clause (h), in no event will the applicable Recipient be required to pay any amount to the Credit Party pursuant to this clause (h) the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any Recipient to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to any Credit Party or any other Person. (i) Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of Administrative Agent or any assignment of rights by, or the replacement of, a Lender or an L/C Issuer, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations. 3.02 Illegality. If any Lender reasonably determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its Lending Office to perform any of its obligations hereunder or make, maintain or fund Loans whose interest is determined by reference to SOFR, Term SOFR, or Daily Simple SOFR, or to determine or charge interest rates based upon SOFR, Term SOFR or Daily Simple SOFR, or any Governmental Authority has imposed material restrictions on the authority of such Lender to engage in reverse repurchase of U.S. Treasury securities transactions of the type included in the determination of SOFR, then, on notice thereof by such Lender to Borrower through Administrative Agent, (a) any obligation of such Lender to make or continue either Term SOFR Rate Loans or Daily SOFR Rate Loans shall be suspended and (b) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Term SOFR component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by Administrative Agent without reference to the Term SOFR component of the Base Rate, in each case until such Lender notifies Administrative Agent and Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (i) Borrower shall, upon demand from such Lender (with a copy to Administrative Agent), prepay (without penalty or premium other than amounts payable pursuant to Section 3.05) or, if applicable, convert all Term SOFR Rate Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by Administrative Agent without reference to the Term SOFR component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Term SOFR Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Term SOFR Rate Loans, (ii) Borrower shall, upon demand from such Lender (with a copy to Administrative Agent), immediately prepay or, if applicable, convert all Daily SOFR Rate Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by Administrative Agent without reference to the Term SOFR component of the Base Rate), and (iii) if such notice asserts the illegality of such Lender determining or charging interest rates based upon SOFR, Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to Term SOFR component thereof until Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon SOFR. Upon any such prepayment or conversion, Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.05. 3.03 Inability to Determine Rates.

4889-9733-0207 v.9 - 54 - (a) If, in connection with any request for a Term SOFR Rate Loan or Daily SOFR Rate Loan, or a conversion of Daily SOFR Rate Loans to Term SOFR Rate Loans or a continuation of any of such advances, as applicable, (a) Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) no Successor Rate has been determined in accordance with Section 3.03(b), and the circumstances under Section 3.03(b)(i) or the Scheduled Unavailability Date has occurred, or (ii) adequate and reasonable means do not otherwise exist for determining Term SOFR for any requested Interest Period with respect to a proposed Term SOFR Rate Loan or in connection with an existing or proposed Base Rate Loan, or (iii) adequate and reasonable means do not otherwise exist for determining Daily Simple SOFR in connection with an existing or proposed Daily SOFR Rate Loan, or (b) Administrative Agent or Required Lenders determine that for any reason that Term SOFR for any requested Interest Period or Daily Simple SOFR with respect to a proposed advance does not adequately and fairly reflect the cost to such Lenders of funding such advance, Administrative Agent will promptly so notify Borrower and each Lender. Thereafter, (x) the obligation of Lenders to make or maintain Term SOFR Rate Loans, Daily SOFR Rate Loans, or to convert Daily SOFR Rate Loans to Term SOFR Rate Loans, shall be suspended (to the extent of the affected Term SOFR Rate Loans, Daily SOFR Rate Loans, or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Term SOFR component of the Base Rate, the utilization of the Term SOFR component in determining the Base Rate shall be suspended, in each case until Administrative Agent (or, in the case of a determination by Required Lenders described in Section 3.03(b), until Administrative Agent upon instruction of Required Lenders) revokes such notice. Upon receipt of such notice, (1) Borrower may revoke any pending request for a Borrowing of, or conversion to, or continuation of Term SOFR Rate Loans or Daily SOFR Rate Loans (to the extent of the affected Term SOFR Rate Loans, Daily SOFR Rate Loans, or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein, (2) any outstanding Term SOFR Rate Loans shall be deemed to have been converted to Base Rate Loans immediately at the end of their respective applicable Interest Period, and (3) any outstanding Daily SOFR Rate Loans shall immediately be deemed to have been converted to Base Rate Loans. (b) Notwithstanding anything to the contrary in this Agreement or any other Credit Documents, if Administrative Agent determines (which determination shall be conclusive absent manifest error), or Borrower or Required Lenders notify Administrative Agent (with, in the case of Required Lenders, a copy to Borrower) that Borrower or Required Lenders (as applicable) have determined, that: (i) if adequate and reasonable means do not exist for ascertaining one (1) month, three (3) month and six (6) month interest periods of Term SOFR, including because the Term SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or (ii) CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over Administrative Agent or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity, has made a public statement identifying a specific date after which one (1) month, three (3) month and six (6) month interest periods of Term SOFR or the Term SOFR Screen Rate shall or will no longer be made available, or permitted to be used for determining the interest rate of Dollar denominated syndicated loans, or shall or will otherwise cease, provided that, at the time of such statement, there is no successor administrator that is satisfactory to Administrative Agent, that will continue to provide such interest periods of Term SOFR after such specific date (the latest date on which one

4889-9733-0207 v.9 - 55 - (1) month, three (3) month and six (6) month interest periods of Term SOFR or the Term SOFR Screen Rate are no longer available permanently or indefinitely, the “Scheduled Unavailability Date”); then, on a date and time determined by Administrative Agent (any such date, the “Term SOFR Replacement Date”), which date shall be at the end of an Interest Period or on the relevant Interest Payment Date, as applicable, for interest calculated and, solely with respect to clause (b) above, no later than the Scheduled Unavailability Date, Term SOFR will be replaced hereunder and under any Credit Document with Daily Simple SOFR for any payment period for interest calculated that can be determined by Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Credit Document (the “Successor Rate”). If Daily Simple SOFR is not available or ascertainable, then the Base Rate shall replace Daily Simple SOFR hereunder and under any Credit Document and shall be deemed to be the Successor Rate. If the Successor Rate is Daily Simple SOFR or the Base Rate, all interest payments will be payable on a monthly basis. Notwithstanding anything to the contrary herein, (i) if Administrative Agent determines that Daily Simple SOFR is not available on or prior to the Term SOFR Replacement Date, or (ii) if the events or circumstances of the type described in clauses (a) or (b) above have occurred with respect to Daily Simple SOFR or the Successor Rate then in effect, then in each case, Administrative Agent and Borrower may amend this Agreement solely for the purpose of replacing Term SOFR, Daily Simple SOFR, and/or any then current Successor Rate in accordance with this Section at the end of any Interest Period, relevant Interest Payment Date or payment period for interest calculated, as applicable, with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar Dollar denominated credit facilities syndicated and agented in the United States for such alternative benchmark. and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar Dollar denominated credit facilities syndicated and agented in the United States for such benchmark, which adjustment or method for calculating such adjustment shall be published on an information service as selected by Administrative Agent from time to time in its reasonable discretion and may be periodically updated. For the avoidance of doubt, any such proposed rate and adjustments, shall constitute a “Successor Rate”. Any such amendment shall become effective at 5:00 p.m. on the fifth (5th) Business Day after Administrative Agent shall have posted such proposed amendment to all Lenders and Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to Administrative Agent written notice that such Required Lenders object to such amendment. Administrative Agent will promptly (in one or more notices) notify Borrower and each Lender of the implementation of any Successor Rate. Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by Administrative Agent. Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than zero percent (0.0%), the Successor Rate will be deemed to be zero percent (0.0%) for the purposes of this Agreement and the other Credit Documents. In connection with the implementation of a Successor Rate, Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Credit Document, any amendments implementing such Conforming Changes will

4889-9733-0207 v.9 - 56 - become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, Administrative Agent shall post each such amendment implementing such Conforming Changes to Borrower and the Lenders reasonably promptly after such amendment becomes effective. 3.04 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender or any L/C Issuer; (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or any L/C Issuer any other condition, cost or expense affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or such L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or such L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or such L/C Issuer, Borrower will pay to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender or any L/C Issuer determines that any Change in Law affecting such Lender or such L/C Issuer or any Lending Office of such Lender or such Lender’s or such L/C Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or such L/C Issuer’s capital or on the capital of such Lender’s or such L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such L/C Issuer, to a level below that which such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such L/C Issuer’s policies and the policies of such Lender’s or such L/C Issuer’s holding company with respect to capital adequacy), then from time to time Borrower will pay to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender or an L/C Issuer prepared in good faith setting forth in reasonable detail the calculation of the amount or amounts

4889-9733-0207 v.9 - 57 - necessary to compensate such Lender or such L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to Borrower shall be conclusive absent manifest error. Borrower shall pay such Lender or such L/C Issuer, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender or any L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section 3.04 or Section 3.01(c) shall not constitute a waiver of such Lender’s or such L/C Issuer’s right to demand such compensation, provided that Borrower shall not be required to compensate a Lender or an L/C Issuer pursuant to the foregoing provisions of this Section 3.04 for any increased costs incurred or reductions suffered or Indemnified Taxes more than nine months prior to the date that such Lender or such L/C Issuer, as the case may be, notifies Borrower of the Change in Law giving rise to such increased costs or reductions or such Indemnified Taxes and of such Lender’s or such L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions or such Indemnified Taxes is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof). 3.05 Compensation for Losses. Upon demand of any Lender (with a copy to Administrative Agent) from time to time, Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of: (a) any continuation, conversion, payment or prepayment of any Loan bearing interest at Term SOFR on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); (b) any failure by Borrower (for a reason other than the failure of such Lender to make an advance at Term SOFR) to prepay, borrow, continue or convert any Loan on the date or in the amount notified by Borrower; or (c) any assignment of Loans bearing interest at Term SOFR other than the last day of the Interest Period therefor as a result of a request by Borrower; including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan bearing interest at Term SOFR or from fees payable to terminate the deposits from which such funds were obtained. Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing. The amounts payable under this Section 3.05 shall never be less than zero or greater than is permitted by applicable Law. For the avoidance of doubt, no amounts will be owing under this Section in connection with the prepayment of any Daily SOFR Rate Loan or Base Rate Loan (if any). 3.06 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. Each Lender may make any Credit Extension to Borrower through any Lending Office, provided that the exercise of this option shall not affect the obligation of Borrower to repay the Credit Extension in accordance with the terms of this Agreement. If any Lender requests compensation under Section 3.04, or requires Borrower to pay any Indemnified Taxes or additional amounts to any Lender, any L/C Issuer, or any Governmental Authority for the account of any Lender or any L/C Issuer pursuant to

4889-9733-0207 v.9 - 58 - Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then at the request of Borrower such Lender or such L/C Issuer shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or such L/C Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender or such L/C Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or such L/C Issuer, as the case may be. Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender or any L/C Issuer in connection with any such designation or assignment. (b) Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 and, in each case, such Lender has declined or is unable to designate a different Lending Office in accordance with Section 3.06(a), Borrower may replace such Lender in accordance with Section 10.13. 3.07 Survival. All of Borrower’s obligations under this Article III shall survive termination of the Aggregate Commitments, repayment of all other Obligations hereunder, and resignation of Administrative Agent. Article IV. Conditions Precedent To Credit Extensions 4.01 Conditions of Initial Credit Extension. The obligation of each L/C Issuer and each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent: (a) Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Credit Party, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance reasonably satisfactory to Administrative Agent and each of the Lenders: (i) executed counterparts of this Agreement and the Guaranty, sufficient in number for distribution to Administrative Agent, each Lender and Borrower; (ii) a Note executed by Borrower in favor of each Lender requesting a Note; (iii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Credit Party as Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Credit Documents to which such Credit Party is a party; (iv) such documents and certifications as Administrative Agent may reasonably require to evidence that each Credit Party is duly organized or formed, and that each Credit Party is validly existing, in good standing and qualified to engage in business in its jurisdiction of organization or formation;

4889-9733-0207 v.9 - 59 - (v) favorable opinions of Sidley Austin LLP, Ballard, Rawson, Jorgensen and the General Counsel of Borrower, each as counsel to the Credit Parties, addressed to Administrative Agent, each L/C Issuer, and each Lender, in form and substance reasonably satisfactory to Administrative Agent; (vi) a certificate of a Responsible Officer of each Credit Party either (A) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by such Credit Party and the validity against such Credit Party of the Credit Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required; (vii) a certificate signed by a Responsible Officer of Borrower certifying: (A) that the conditions specified in Sections 4.02(a) and (b) have been satisfied; and (B) that there has been no event or circumstance since the date of the Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect; (viii) a duly completed Compliance Certificate (prepared on a pro forma basis to take into account the Loans made on the Closing Date) as of the last day of the fiscal quarter of Borrower ended on March 31, 2022, signed by a Responsible Officer of Borrower; and (ix) such other assurances, certificates, documents, consents or opinions as Administrative Agent, the L/C Issuers or the Required Lenders reasonably may require. (b) There shall not have occurred since December 31, 2021 any event or condition that has had or could reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect. (c) There shall not exist any action, suit, investigation, or proceeding pending or, to the knowledge of any Credit Party, threatened in any court or before any arbitrator or Governmental Authority related in any way to the Obligations or that could reasonably be expected to have a Material Adverse Effect. (d) Any fees required to be paid on or before the Closing Date shall have been paid. (e) Unless waived by Administrative Agent, Borrower shall have paid all fees, charges and disbursements of counsel to Administrative Agent (directly to such counsel if requested by Administrative Agent) to the extent invoiced prior to or on the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between Borrower and Administrative Agent). (f) KYC Information: (i) Upon the reasonable request of any Lender made at least ten (10) days prior to the Closing Date, Borrower shall have provided to such Lender the documentation and other information so requested in connection with applicable “know

4889-9733-0207 v.9 - 60 - your customer” and anti-money-laundering rules and regulations, including the Act, in each case at least five (5) days prior to the Closing Date. (ii) If Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, Borrower shall deliver a Beneficial Ownership Certification at least five (5) days prior to the Closing Date. Without limiting the generality of the provisions of the last paragraph of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. 4.02 Conditions to all Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension (other than a Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Term SOFR Rate Loans) is subject to the following conditions precedent: (a) The representations and warranties of Borrower and each other Credit Party contained in Article V or any other Credit Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (without duplication of any materiality qualifiers set forth therein) on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (without duplication of any materiality qualifiers set forth therein) as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in subsections (a) and (b) of Section 5.01 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01. (b) No Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds thereof. (c) Administrative Agent and, if applicable, the applicable L/C Issuer shall have received a Request for Credit Extension in accordance with the requirements hereof. Each Request for Credit Extension (other than a Loan Notice requesting only a conversion of Loans to the other Type or a continuation of Term SOFR Rate Loans) submitted by Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

4889-9733-0207 v.9 - 61 - Article V. Representations and Warranties Borrower represents and warrants to Administrative Agent, L/C Issuers, and the Lenders that: 5.01 Financial Condition. (a) The financial statements delivered to Administrative Agent, L/C Issuers, and the Lenders prior to the Closing Date and pursuant to Sections 6.01(a) and (b): (i) have been prepared in accordance with GAAP; and (ii) present fairly the consolidated financial condition, results of operations and cash flows of Borrower and its Subsidiaries as of such date and for such periods. (b) Since December 31, 2021, there has been no sale, transfer or other Disposition by any Credit Party of any material part of the business or property of the Credit Parties, taken as a whole, and no purchase or other acquisition by any of them of any business or property (including any Equity Interest of any other Person) material in relation to the consolidated financial condition of the Credit Parties taken as a whole, in each case which is not (i) reflected in the most recent financial statements delivered to the Lenders pursuant to Section 6.01 or in the notes thereto or (ii) otherwise permitted by the terms of this Agreement and communicated to Administrative Agent. 5.02 No Material Change. As of the Closing Date, since December 31, 2021, there has been no development or event relating to or affecting a Credit Party which has had or could be reasonably expected to have a Material Adverse Effect. 5.03 Organization and Good Standing. Each Credit Party (a) is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of the state (or other jurisdiction) of its organization, (b) is duly qualified and in good standing as a foreign entity and authorized to do business in every jurisdiction unless the failure to be so qualified, in good standing or authorized could not be reasonably expected to have a Material Adverse Effect and (c) has the requisite power and authority to own its properties and to carry on its business as now conducted and as proposed to be conducted. 5.04 Due Authorization. Each Credit Party (a) has the requisite power and authority to execute, deliver and perform this Agreement and the other Credit Documents to which it is a party and to incur the obligations herein and therein provided for and (b) is duly authorized, and has been authorized by all necessary action, to execute, deliver and perform this Agreement and the other Credit Documents to which it is a party. 5.05 No Conflicts. Neither the execution and delivery of the Credit Documents, nor the consummation of the transactions contemplated therein, nor performance of and compliance with the terms and provisions thereof by such Credit Party will (a) violate or conflict with any provision of its Organization Documents, (b) violate, contravene or materially conflict with any Law (including Regulation T, U or X), order, writ, judgment, injunction, decree or permit applicable to it, which, in the case of any violation, contravention or conflict with any order, writ, judgment, injunction, decree or permit, could reasonably be expected to have a Material Adverse Effect, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound, the violation, contravention or conflict of which, or event of default under, could be reasonably expected to have a Material Adverse Effect, or (d) result in or require the creation of any Lien

4889-9733-0207 v.9 - 62 - (other than those contemplated in or created in connection with the Credit Documents) upon or with respect to its properties. 5.06 Consents. Except for consents, approvals and authorizations which have been obtained, no consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party in respect of any Credit Party is required in connection with the execution, delivery or performance of this Agreement or any of the other Credit Documents by such Credit Party. 5.07 Enforceable Obligations. This Agreement and the other Credit Documents have been duly executed and delivered and constitute legal, valid and binding obligations of each Credit Party enforceable against such Credit Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization or moratorium laws or similar laws relating to or affecting creditors’ rights generally or by general equitable principles. 5.08 No Default. No Credit Party is in default in any respect under any contract, lease, loan agreement, indenture, mortgage, security agreement or other agreement or obligation to which it is a party or by which any of its properties is bound which default could be reasonably expected to have a Material Adverse Effect. No Default has occurred or exists except as previously disclosed in writing to the Lenders. 5.09 Liens. The assets of the Credit Parties are not subject to any Liens other than Permitted Liens, which, individually or in the aggregate, could be reasonably expected to have a Material Adverse Effect. 5.10 Indebtedness. The Credit Parties have no Indebtedness except (a) as disclosed in the financial statements referenced in Section 5.01, (b) as set forth on Schedule 5.10, and (c) as otherwise permitted by this Agreement. 5.11 Litigation. Except as set forth on Schedule 5.11, there are no actions, suits or legal, equitable, arbitration or administrative proceedings, pending or, to the knowledge of any Credit Party, threatened against any Credit Party which, if adversely determined, could be reasonably expected to have a Material Adverse Effect. 5.12 Taxes. Each Credit Party has filed, or caused to be filed, all material tax returns (federal, state, local and foreign) required to be filed and paid (a) all amounts of taxes shown thereon to be due and payable (including interest and penalties) and (b) all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) that are due and payable by it, except for such taxes (i) which are not yet delinquent or (ii) that are being contested in good faith and by proper proceedings, and against which adequate reserves are being maintained in accordance with GAAP. To the knowledge of the Credit Parties, there are no material tax assessments (including interest and penalties) claimed to be due against any of them by any Governmental Authority. 5.13 Compliance with Law. Each Credit Party is in material compliance with its Organization Documents and all material Laws (including Environmental Laws) applicable to it, or to its properties. 5.14 ERISA.

4889-9733-0207 v.9 - 63 - (a) Except as would not have or be reasonably expected to have a Material Adverse Effect: (i) During the five-year period prior to the date on which this representation is made or deemed made: (A) no ERISA Event has occurred, and, to the knowledge of the Credit Parties, no event or condition has occurred or exists as a result of which any ERISA Event could reasonably be expected to occur, with respect to any Plan; (B) there have been no unpaid contributions required under Section 303 of ERISA and Section 430 of the Code with respect to any Single Employer Plan, or, with respect to any Credit Party’s, any Subsidiary’s, or any ERISA Affiliate’s contribution obligations only, under Section 304 or 305 of ERISA and Section 431 or 432 of the Code with respect to any Multiemployer Plan; (C) each Plan has been maintained, operated, and funded in compliance with its own terms and in material compliance with the provisions of ERISA, the Code, and any other applicable federal or state laws; and (D) no lien in favor of the PBGC or a Plan with respect to any of the assets of any Credit Party, any of its Subsidiaries or any ERISA Affiliate has arisen or is reasonably likely to arise on account of any Pension Plan. (ii) The actuarial present value of all “benefit liabilities” (within the meaning of Section 4001 of ERISA) under each Single Employer Plan (determined utilizing the actuarial assumptions used to fund such Plans), whether or not vested, did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the fair market current value as of such date of the assets of such Plan allocable to such accrued liabilities. (iii) Neither Borrower, nor any of its Subsidiaries, nor any ERISA Affiliate has incurred, or, to the knowledge of such parties, are reasonably expected to incur, any withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. Neither Borrower, nor any of its Subsidiaries, nor any ERISA Affiliate has received any notification pursuant to ERISA that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has been terminated (within the meaning of Title IV of ERISA), and, to the best knowledge of such parties, no Multiemployer Plan is reasonably expected to be in reorganization, insolvent, or terminated. (iv) No nonexempt prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected or is reasonably expected to subject Borrower or any of its Subsidiaries or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which Borrower or any of its Subsidiaries or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability. (v) The present value of the liability of Borrower and its Subsidiaries and each ERISA Affiliate for post-retirement welfare benefits to be provided to their current and former employees under Plans which are welfare benefit plans (as defined in Section 3(1) of ERISA), net of all assets under all such Plans allocable to such benefits, are reflected on the Financial Statements in accordance with FASB 106.

4889-9733-0207 v.9 - 64 - (vi) Each Plan which is a welfare plan (as defined in Section 3(1) of ERISA) to which Sections 601-609 of ERISA and Section 4980B of the Code apply has been administered in material compliance with such sections. (b) Neither Borrower nor any of its Subsidiaries is (i) an employee benefit plan subject to Title I of ERISA, (ii) a plan or account subject to Section 4975 of the Code, (iii) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code or (iv) a “governmental plan” within the meaning of ERISA. 5.15 Subsidiaries. Set forth on Schedule 5.15 is a complete and accurate list of all Subsidiaries of each Credit Party and whether each such Person is a Material Subsidiary as of the Closing Date. Schedule 5.15 shall be updated by Borrower within one hundred twenty (120) days after the end of each calendar year and may be, but need not be, updated at any other time and from time to time by Borrower by giving written notice thereof to Administrative Agent. 5.16 Use of Proceeds. The proceeds of the Loans hereunder will be used solely for the purposes specified in Section 6.10. 5.17 Government Regulation. (a) No proceeds of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any “margin stock” within the meaning of Regulation U, or for the purpose of purchasing or carrying or trading in any securities. If requested by any Lender or Administrative Agent, Borrower will furnish to Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in Regulation U. No Indebtedness being reduced or retired out of the proceeds of the Loans was or will be incurred for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U or any “margin security” within the meaning of Regulation T. “Margin stock” within the meaning of Regulation U does not constitute more than twenty-five percent (25%) of the value of the consolidated assets of the Credit Parties and their Subsidiaries. None of the transactions contemplated by the Credit Documents (including the direct or indirect use of the proceeds of the Loans) will violate or result in a violation of (i) the Securities Act of 1933 or (ii) the Securities Exchange Act of 1934. (b) None of Borrower or any Guarantor is or is required to be registered as an “investment company” under the Investment Company Act of 1940. (c) No director, executive officer or principal shareholder of any Credit Party is a director, executive officer or principal shareholder of any Lender. 5.18 Environmental Matters. Except as could not be reasonably expected to have a Material Adverse Effect: (a) Each of the Real Properties and all operations at the Real Properties are in compliance with all applicable Environmental Laws, and there is no violation of any Environmental Law with respect to the Real Properties or the businesses operated by the Credit Parties (the “Businesses”), and there are no conditions relating to the Businesses or Real Properties that would reasonably be expected to give rise to liability under any applicable Environmental Laws.

4889-9733-0207 v.9 - 65 - (b) No Credit Party has received any written notice of, or inquiry from any Governmental Authority regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding Hazardous Materials or compliance with Environmental Laws with regard to any of the Real Properties or the Businesses, nor, to the knowledge of Borrower, is any such notice being threatened. (c) Hazardous Materials have not been transported or disposed of from the Real Properties, or generated, treated, stored or disposed of at, on or under any of the Real Properties or any other location, in each case by, or on behalf or with the permission of, a Credit Party in a manner that would give rise to liability under any applicable Environmental Laws. (d) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of Borrower, threatened under any Environmental Law to which a Credit Party is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to a Credit Party, the Real Properties or the Businesses. (e) There has been no release (including disposal) or threat of release of Hazardous Materials at or from the Real Properties, or arising from or related to the operations of a Credit Party in connection with the Real Properties or otherwise in connection with the Businesses where such release constituted a violation of, or would give rise to liability under, any applicable Environmental Laws. (f) None of the Real Properties contains, or has previously contained, any Hazardous Materials at, on or under the Real Properties in amounts or concentrations that, if released, constitute or constituted a violation of, or could give rise to liability under, Environmental Laws. (g) No Credit Party has assumed any liability of any Person (other than another Credit Party or Subsidiary thereof) under any Environmental Law. 5.19 Intellectual Property. Each Credit Party owns, or has the legal right to use, all patents, trademarks, service marks, tradenames, copyrights, licenses, technology, know-how, processes and other rights (the “Intellectual Property”), free from burdensome restrictions, that are necessary for the operation of their respective businesses as presently conducted and as proposed to be conducted other than those the absence of which could not reasonably be expected to cause a Material Adverse Effect. Except as could not be reasonably expected to have a Material Adverse Effect, (a) no holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any Intellectual Property and (b) no action or proceeding is pending that seeks to limit, cancel or question the validity of any Intellectual Property or which, if adversely determined, could reasonably be expected to have a material adverse effect on the value of any Intellectual Property. 5.20 Solvency. Each Credit Party is, and after consummation of the transactions contemplated by this Agreement will be, Solvent. 5.21 Investments. All Investments of each Credit Party are (a) as set forth on Schedule 5.21 or (b) Permitted Investments. 5.22 Disclosure. Neither this Agreement nor any other Credit Document or financial statement delivered to Administrative Agent, L/C Issuers, or the Lenders by or on behalf of any Credit Party in connection with the transactions contemplated hereby contains any untrue statement of a material fact or

4889-9733-0207 v.9 - 66 - omits to state a material fact necessary in order to make the statements contained therein or herein, taken as a whole, not misleading. 5.23 Licenses, Etc. Except as would not have or could not be reasonably expected to have a Material Adverse Effect, the Credit Parties have obtained and hold in full force and effect, all material franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other rights, consents and approvals which are necessary for the operation of their respective businesses as presently conducted. 5.24 Burdensome Restrictions. No Credit Party is a party to any agreement or instrument or subject to any other obligation or any charter or corporate restriction or any provision of any Organization Document or Law which, individually or in the aggregate, could be reasonably expected to have a Material Adverse Effect. 5.25 Labor Contracts and Disputes. Except as disclosed on Schedule 5.25: (a) to Borrower’s knowledge, there is no collective bargaining agreement or other labor contract covering employees of any Credit Party; (b) no union or other labor organization is seeking to organize, or be recognized as, a collective bargaining unit of employees of any Credit Party; and (c) there is no pending or, to any Credit Party’s knowledge, threatened strike, work stoppage, material unfair labor practice claim or other material labor dispute against or affecting any Credit Party or its employees which, individually or in the aggregate, could be reasonably expected to have a Material Adverse Effect. 5.26 Broker’s Fees. No Credit Party has paid, will pay or agree to pay, or reimburse any other Person with respect to, any finder’s, broker’s, investment banking or other similar fee in connection with any of the transactions contemplated under the Credit Documents or has taken or will take any action that would obligate Administrative Agent, any L/C Issuer, or any Lender to do any of the foregoing. 5.27 OFAC. Neither Borrower, nor any of its Subsidiaries, nor any director, officer, employee, Affiliate, nor to Borrower’s knowledge, any agent or representative thereof, is an individual or entity that is, or is owned or controlled by one or more individuals or entities that are (a) currently the subject or target of any Sanctions, (b) included on OFAC’s List of Specially Designated Nationals, Her Majesty’s Treasury’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced by any other relevant sanctions authority applicable to Borrower or its Subsidiaries, or (c) located, organized or resident in a Designated Jurisdiction. 5.28 Anti-Corruption Laws. Borrower and its Subsidiaries, and their respective officers and employees, have conducted their businesses in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions, to the extent any such legislation is applicable to Borrower or its Subsidiaries, and have instituted and maintained policies and procedures reasonably designed to promote and achieve compliance with such Laws and applicable Sanctions by Borrower, its Subsidiaries, and their respective officers and employees. 5.29 Affected Financial Institution. No Credit Party is an Affected Financial Institution. 5.30 Beneficial Ownership Certification. As of the Closing Date, the information included in the Beneficial Ownership Certification is true and correct in all respects.

4889-9733-0207 v.9 - 67 - Article VI. Affirmative Covenants Borrower hereby covenants and agrees that so long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder (other than unasserted contingent claims for indemnification or expense reimbursement for which no claim has been asserted or demanded) shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding: 6.01 Information Covenants. Borrower will furnish, or cause to be furnished, to Administrative Agent and each of the Lenders: (a) Annual Financial Statements. As soon as available, and in any event within one hundred twenty (120) days after the close of each fiscal year of Borrower, a consolidated balance sheet and income statement of Borrower and its Subsidiaries, as of the end of such fiscal year, together with related consolidated statements of operations, retained earnings, shareholders equity and cash flows for such fiscal year, setting forth in comparative form consolidated figures for the preceding fiscal year, all such financial information described above to be in reasonable form and detail and audited by independent certified public accountants of recognized national standing reasonably acceptable to Administrative Agent and whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP (except for changes with which such accountants concur) and shall not be limited as to the scope of the audit or qualified in any manner, except for qualifications resulting from changes in GAAP and required or approved by Borrower’s independent certified public accountants. It is specifically understood and agreed that failure of the annual financial statements to be accompanied by an opinion of such accountants in form and substance as provided herein shall constitute an Event of Default hereunder. (b) Quarterly Statements. As soon as available, and in any event within sixty (60) days after the close of each of the first three (3) fiscal quarters of each fiscal year of Borrower, a consolidated balance sheet and income statement of Borrower and its Subsidiaries, as of the end of such quarter, together with related consolidated statements of operations, retained earnings, Shareholders’ Equity and cash flow for such quarter, in each case setting forth in comparative form consolidated figures for the corresponding period of the preceding fiscal year, all such financial information described above to be in reasonable form and detail and reasonably acceptable to Administrative Agent. (c) Compliance Certificate. Within the time for delivery of the financial statements required in Sections 6.01(a) and 6.01(b) above, a certificate of a Responsible Officer of Borrower substantially in the form of Exhibit C, (i) certifying that such financial statements are true and correct and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments and the absence of footnotes, (ii) demonstrating compliance with the financial covenants contained in Section 6.02, (iii) demonstrating compliance with any other terms of this Agreement as requested by Administrative Agent; and (iv) stating that no Default exists, or if any Default does exist, specifying the nature and extent thereof and what action Borrower proposes to take with respect thereto. If necessary, Borrower shall deliver financial statements prepared in accordance with GAAP as of the Closing Date, to the extent GAAP has changed since the Closing Date, in order to show compliance with the terms of this Agreement, including Section 6.02. In addition, at the time of any Investment pursuant to clause (j) of the definition of Permitted Investments in excess of $10,000,000, a certificate of a Responsible Officer of Borrower stating that after giving effect to such Investment on a pro forma basis no Default will exist or be continuing as a result of such Investment.

4889-9733-0207 v.9 - 68 - (d) Reports. Promptly upon transmission or receipt thereof, (i) copies of any public filings and registrations with, and reports to or from, the SEC, or any successor agency, and copies of all financial statements, proxy statements, notices and reports as Borrower or any of its Subsidiaries shall send to its shareholders generally and (ii) upon the written request of Administrative Agent, all reports and written information to and from the United States Environmental Protection Agency, or any state or local agency responsible for environmental matters, the United States Occupational Safety and Health Administration, or any state or local agency responsible for health and safety matters, or any successor agencies or authorities concerning environmental, health or safety matters. (e) Notices. Upon an executive officer of a Credit Party obtaining knowledge thereof, Borrower will give written notice to Administrative Agent (a) immediately of the occurrence of an event or condition consisting of a Default, specifying the nature and existence thereof and what action the Credit Parties propose to take with respect thereto, and (b) promptly, but in any event within five (5) Business Days, after the occurrence of any of the following with respect to any Credit Party: (i) the pendency or commencement of any litigation, arbitral or governmental proceeding against a Credit Party which if adversely determined could be reasonably expected to have a Material Adverse Effect, (ii) the institution of any proceedings against a Credit Party with respect to, or the receipt of written notice by such Person of potential liability or responsibility for violation, or alleged violation, of any federal, state or local law, rule or regulation (including Environmental Laws), the violation of which could be reasonably expected to have a Material Adverse Effect, (iii) the occurrence of an event or condition which shall constitute a default or event of default under any Indebtedness of a Credit Party in excess of $10,000,000, other than Non-Recourse Land Financing, or (iv) any loss of or damage to any property of a Credit Party or the commencement of any proceeding for the condemnation or other taking of any property of a Credit Party having a value of $10,000,000 or more. (f) ERISA. Upon any of the Credit Parties or any ERISA Affiliate obtaining knowledge thereof, Borrower will give written notice to Administrative Agent promptly (and in any event within two (2) Business Days) of: (i) any event or condition, including any Reportable Event, that constitutes, or might reasonably lead to, an ERISA Event; (ii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against the Credit Parties or any of their ERISA Affiliates, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA); (iii) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which a Credit Party or any ERISA Affiliates is required to contribute to each Plan pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Code with respect thereto; or (iv) any change in the funding status of any Plan that could be reasonably expected to have a Material Adverse Effect; together with a description of any such event or condition or a copy of any such notice and a statement by the principal financial officer of Borrower briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by the Credit Parties with respect thereto. Promptly upon request, a Credit Party shall furnish Administrative Agent and each of the Lenders with such additional information concerning any Plan as may be reasonably requested, including copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA and the Code, respectively, for each “plan year” (within the meaning of Section 3(39) of ERISA). (g) Environmental.

4889-9733-0207 v.9 - 69 - (i) Subsequent to a notice from any Governmental Authority where the subject matter of such notice would reasonably cause concern or during the existence of an Event of Default, and upon the written request of Administrative Agent, the Credit Parties will furnish or cause to be furnished to Administrative Agent, at the Credit Parties’ expense, a report of an environmental assessment of reasonable scope, form and depth, including, where appropriate, invasive soil or groundwater sampling, by a consultant reasonably acceptable to Administrative Agent addressing the subject of such notice or, if during the existence of an Event of Default, regarding any release or threat of release of Hazardous Materials on any Real Property and the compliance by the Credit Parties with Environmental Laws. If the Credit Parties fail to deliver such an environmental assessment within sixty (60) days after receipt of such written request, then Administrative Agent may arrange for same, and the Credit Parties hereby grant to Administrative Agent and its representatives access to the Real Properties and a license of a scope reasonably necessary to undertake such an assessment (including, where appropriate, invasive soil or groundwater sampling). The reasonable cost of any assessment arranged for by Administrative Agent pursuant to this provision will be payable by the Credit Parties on demand. (ii) Each Credit Party will conduct and complete all investigations, studies, sampling and testing and all remedial, removal and other actions necessary to address all Hazardous Materials on, from, or affecting any Real Property to the extent necessary to be in compliance with all Environmental Laws and all other applicable federal, state, and local laws, regulations, rules and policies and with the orders and directives of all Governmental Authorities exercising jurisdiction over such Real Property to the extent any failure could be reasonably expected to have a Material Adverse Effect. (h) Other Information. As soon as available and in any event within sixty (60) days of each fiscal quarter (or within one hundred twenty (120) days of the fourth fiscal quarter), a “Land Report” and a “Consolidated Sales and Construction Activity Report” and with reasonable promptness upon any request, such other information regarding the business, properties or financial condition of the Credit Parties as Administrative Agent or any Lender (through Administrative Agent) may reasonably request. (i) Borrowing Base Certificate. During any period in which Borrower is required to comply with Section 7.11, then within sixty (60) days following the last day of each fiscal quarter during such period, a report (in a form reasonably satisfactory to Administrative Agent) calculating the Borrowing Base and (if applicable) evidencing compliance with the Borrowing Base covenant set forth in Section 7.11, as of the last day of such quarter certified by a Responsible Officer of Borrower; provided that Borrower may (and at the request of Administrative Agent shall) deliver such report within thirty (30) days of the end of any calendar month. (j) KYC Information. Promptly following any request therefor, information and documentation reasonably requested by Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the Act, the Beneficial Ownership Regulation or other applicable anti-money laundering laws. Documents required to be delivered pursuant to Section 6.01(a), (b) or (d)(i) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which Borrower posts such documents, or provides a link thereto on Borrower’s website on the Internet at the website address listed

4889-9733-0207 v.9 - 70 - on Schedule 10.02; or (ii) on which such documents are posted on Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and Administrative Agent have access (whether a commercial, third-party website or whether sponsored by Administrative Agent); provided that: (i) Borrower shall deliver paper copies of such documents to Administrative Agent or any Lender upon its request to Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by Administrative Agent or such Lender and (ii) Borrower shall notify Administrative Agent (by facsimile or electronic mail) of the posting of any such documents. Administrative Agent will endeavor to notify each Lender of any notice from Borrower of the posting of any such documents, provided, however, that Administrative Agent shall have no liability to any Lender for the failure to provide such notice. Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. Borrower hereby acknowledges that (a) Administrative Agent and/or the Arrangers may, but shall not be obligated to, make available to the Lenders and the L/C Issuers materials and/or information provided by or on behalf of Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks, SyndTrak, ClearPar, or a substantially similar electronic transmission system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” Borrower shall be deemed to have authorized Administrative Agent, the Arrangers, the L/C Issuers and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” 6.02 Financial Covenants. (a) Debt to Capitalization Ratio. As of the last day of each fiscal quarter of Borrower (beginning with the fiscal quarter ending June 30, 2022), the Debt to Capitalization Ratio shall be less than or equal to sixty percent (60%). (b) Tangible Net Worth. As of the last day of each fiscal quarter of Borrower (beginning with the fiscal quarter ending June 30, 2022), Tangible Net Worth shall be greater than or equal to Minimum Net Worth. For purposes hereof, (a) “Minimum Net Worth” means the amount by which (i) the sum of (A) $5,088,413,400, plus (B) an amount equal to fifty percent (50%) of the cumulative Net Income of Borrower and its Subsidiaries (without deduction for losses) earned for each completed fiscal quarter subsequent to March 31, 2022 to the date of determination, plus (C) an amount equal to fifty percent (50%) of the cash proceeds of Equity Interests of Borrower sold by Borrower after the Closing Date, plus (D) an amount equal to fifty percent (50%) of the aggregate increase in Tangible Net Worth after the Closing Date by reason of the issuance of Equity Interests of Borrower upon conversion of Indebtedness of Borrower into such Equity Interests exceeds (ii) the aggregate amount paid by Borrower for repurchase of its

4889-9733-0207 v.9 - 71 - Equity Interests at any time after the Closing Date (but only to the extent such repurchases do not exceed the Maximum Deductible Amount) and (b) “Maximum Deductible Amount” means an amount equal to the cost of purchases and repurchases by Borrower of Equity Interests of Borrower made after the Closing Date, not to exceed, in the aggregate during any one-year period (as measured from January 1 to December 31 of each year) ten percent (10%) of Tangible Net Worth as of the end of the fiscal year of Borrower preceding such one-year period. 6.03 Preservation of Existence and Franchises. Except as permitted by Section 7.04, each of the Credit Parties will do all things necessary to preserve and keep in full force and effect its (a) existence, rights and franchises and (b) authority, unless failure to preserve and keep in full force and effect its authority could not be reasonably expected to have a Material Adverse Effect. 6.04 Books and Records. Each of the Credit Parties will keep complete and accurate books and records of its transactions in accordance with GAAP (including the establishment and maintenance of appropriate reserves). 6.05 Compliance with Law. Each of the Credit Parties will materially comply with all material laws, rules, regulations and orders, and all applicable material restrictions imposed by all Governmental Authorities, applicable to it and its property (including Environmental Laws), except in such instances in which the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect. 6.06 Payment of Taxes and Other Indebtedness. Each of the Credit Parties will pay, settle or discharge (a) all taxes, assessments and governmental charges or levies imposed upon it, or upon its income or profits, or upon any of its properties, before they shall become delinquent, (b) all lawful claims (including claims for labor, materials and supplies) which, if unpaid, might give rise to a Lien upon any of its properties, and (c) all of its other Indebtedness as it shall become due (to the extent such repayment is not otherwise prohibited by this Agreement); provided, however, that a Credit Party shall not be required to pay any such tax, assessment, charge, levy, claim or Indebtedness which is being contested in good faith by appropriate proceedings and as to which adequate reserves therefor have been established in accordance with GAAP, unless the failure to make any such payment (i) would give rise to an immediate right to foreclose or collect on a Lien securing such amounts or (ii) could be reasonably expected to have a Material Adverse Effect. 6.07 Insurance. Each of the Credit Parties will at all times maintain in full force and effect insurance (including worker’s compensation insurance, liability insurance, casualty insurance and business interruption insurance) from insurance companies of recognized national standing, in such amounts, covering such risks and liabilities and with such deductibles or self-insurance retentions as are in accordance with normal industry practice. 6.08 Maintenance of Property. Each of the Credit Parties will maintain and preserve its material properties, equipment and other assets in good repair, working order and condition, normal wear and tear excepted, and will make, or cause to be made, in such properties and equipment from time to time all repairs, renewals, replacements, extensions, additions, betterments and improvements thereto as may be needed or proper, to the extent and in the manner customary for companies in similar businesses, unless the failure to do so could not be reasonably expected to have a Material Adverse Effect. 6.09 Performance of Obligations. Each of the Credit Parties will perform in all material respects all of its obligations under the terms of all material agreements, indentures, mortgages, security agreements or other debt instruments to which it is a party or by which it or its property is bound, unless the failure to do so could not be reasonably expected to have a Material Adverse Effect.

4889-9733-0207 v.9 - 72 - 6.10 Use of Proceeds. The Credit Parties will use the proceeds/availability of the Loans and Letters of Credit solely to provide working capital for the Credit Parties and for general corporate purposes of the Credit Parties. 6.11 Audits/Inspections. Upon reasonable notice and during normal business hours, each Credit Party will permit representatives appointed by Administrative Agent, including independent accountants, agents, attorneys and appraisers, to visit and inspect such Credit Party’s property, including its books and records, its accounts receivable and inventory, its facilities and its other business assets, and to make photocopies or photographs thereof and to write down and record any information such representative obtains and shall permit Administrative Agent or its representatives to investigate and verify the accuracy of information provided to the Lenders. Borrower shall pay Administrative Agent’s reasonable costs of any inspections or investigations conducted following the occurrence and during the continuance of an Event of Default. 6.12 Additional Credit Parties. At the time any Person becomes a Material Subsidiary of a Credit Party, Borrower shall so notify Administrative Agent and promptly thereafter (but in any event within thirty (30) days after the date thereof or within such longer period of time as agreed to by Administrative Agent) shall cause such Person to (a) execute a Supplemental Guaranty and (b) deliver to Administrative Agent such other documentation as Administrative Agent may reasonably request, including certified copies of resolutions and other corporate, limited liability company or partnership documents and favorable opinions of counsel to such Person, all in form, content and scope reasonably satisfactory to Administrative Agent. Administrative Agent and the Lenders agree that upon any Subsidiary ceasing to be a Material Subsidiary, upon receipt by Administrative Agent of evidence thereof, Administrative Agent shall, upon Borrower’s written request, execute, at Borrower’s expense, such release documentation as is necessary to release such Subsidiary from its Guaranty Obligations hereunder and such Subsidiary shall no longer be a Guarantor. 6.13 Anti-Corruption Laws; Sanctions. Borrower and its Subsidiaries will conduct their businesses in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions (to the extent any such legislation is applicable to Borrower or its Subsidiaries) and with all applicable Sanctions, and will maintain policies and procedures reasonably designed to promote and achieve compliance with such Laws and Sanctions. 6.14 Stock Exchange Listing. Borrower’s common Equity Interests will at all times be traded on the New York Stock Exchange, NASDAQ, or other nationally recognized exchange reasonably acceptable to Required Lenders. 6.15 Keepwell. Borrower shall, and shall cause each other Credit Party that is a Qualified ECP Guarantor (as defined in the Guaranty) to, comply with the provisions of Section 19 of the Guaranty. Article VII. Negative Covenants Borrower hereby covenants and agrees that so long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder (other than unasserted contingent claims for indemnification or expense reimbursement for which no claim has been asserted or demanded) shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding: 7.01 Indebtedness. No Credit Party will contract, create, incur, assume or permit to exist any Indebtedness, except:

4889-9733-0207 v.9 - 73 - (a) Indebtedness arising under this Agreement and the other Credit Documents; (b) Indebtedness existing as of the Closing Date as referenced in Section 5.10 (and renewals, refinancings, replacements or extensions thereof on terms and conditions no more favorable, in the aggregate, to the applicable creditor than such existing Indebtedness and in a principal amount not in excess of that outstanding as of the date of such renewal, refinancing, replacement or extension); (c) Indebtedness in respect of current accounts payable and accrued expenses incurred in the ordinary course of business and to the extent not current, accounts payable and accrued expenses that are subject to bona fide dispute; (d) Indebtedness owing by a Credit Party to another Credit Party; (e) Indebtedness arising from Hedging Agreements entered into in the ordinary course of business and not for speculative purposes; (f) Indebtedness arising from judgments that do not cause an Event of Default; (g) secured Indebtedness in connection with Non-Recourse Land Financing existing on the Closing Date and Non-Recourse Land Financing with respect to real property acquired after the Closing Date; (h) other secured Indebtedness up to $250,000,000, in the aggregate, at any one time outstanding; (i) Guarantees of Borrower or any of its Subsidiaries in respect of Indebtedness otherwise permitted by this Section 7.01; and (j) other unsecured Indebtedness so long as, after giving effect thereto, Borrower is in compliance with the financial covenants set forth in Section 6.02. 7.02 Liens. No Credit Party will contract, create, incur, assume or permit to exist any Lien with respect to any of its property or assets of any kind (whether real or personal, tangible or intangible), whether now owned or after acquired, except for Permitted Liens. 7.03 Nature of Business. No Credit Party will materially alter the character of its business from that conducted as of the Closing Date or engage in any business other than the business conducted as of the Closing Date and activities which are substantially similar or reasonably related, ancillary or complimentary thereto or logical extensions thereof. 7.04 Consolidation and Merger. No Credit Party will merge, consolidate, liquidate, windup or dissolve itself; provided that a Credit Party may merge or consolidate with or into another Person if the following conditions are satisfied: (a) the Person formed by such consolidation or into which such Credit Party is merged shall either (i) be a Credit Party or (ii) expressly assume in writing all of the obligations of a Credit Party under the Credit Documents; provided that if the transaction is between Borrower and another Person, Borrower must be the surviving entity; and

4889-9733-0207 v.9 - 74 - (b) immediately after giving effect to such transaction, no Default shall have occurred and be continuing. 7.05 Sale or Lease of Assets. Other than pursuant to a Sale and Leaseback Transaction permitted pursuant to Section 7.09, no Credit Party will convey, sell, lease, transfer or otherwise Dispose of (including pursuant to a Division), in one transaction or a series of transactions, all or any part of its business or assets whether now owned or hereafter acquired, including inventory, receivables, equipment, real property interests (whether owned or leasehold), and securities, other than: (a) any inventory sold or otherwise Disposed of in the ordinary course of business; (b) the sale, lease, transfer or other disposal by a Credit Party of any or all of its assets to another Credit Party; (c) obsolete, slow-moving, idle or worn-out assets no longer used or useful in its business; (d) the transfer of assets which constitute a Permitted Investment; (e) any Equity Issuance by Borrower; (f) the sale, lease or sublease of real property interests in the ordinary course of business; (g) Dispositions in connection with land bank transactions; (h) other Dispositions in the ordinary course of business; (i) the sale, transfer or other disposal for fair market value of all or any portion of the Equity Interests or assets of a Guarantor to a Person that is not a Credit Party; and (j) the sale, transfer or other disposal for fair market value of other assets, so long as, solely with respect to clauses (i) and (j), after giving effect thereto, no Event of Default exists and Borrower is in compliance with the financial covenants set forth in Section 6.02 on a pro forma basis. 7.06 Advances, Investments and Loans. No Credit Party will make any Investments except for Permitted Investments. 7.07 Transactions with Affiliates. No Credit Party will enter into any material transaction or series of transactions, whether or not in the ordinary course of business, with any officer, director, shareholder, Subsidiary or Affiliate other than on terms and conditions substantially as favorable as would be obtainable in a comparable arm’s-length transaction with a Person other than an officer, director, shareholder, Subsidiary or Affiliate. 7.08 Organizational Documents. No Credit Party will change its articles or certificate of incorporation or its bylaws in any manner that would reasonably be likely to adversely affect the rights of Administrative Agent, any L/C Issuer or the Lenders. 7.09 Sale Leaseback Transactions. No Credit Party will enter into any Sale and Leaseback Transaction if a Default exists. 7.10 Other Indebtedness. If a Default has occurred and is continuing or an acceleration of the indebtedness under this Agreement has occurred, Borrower shall not voluntarily prepay, or permit any Credit Party voluntarily to prepay, the principal amount, in whole or in part, of any indebtedness other than (a) indebtedness owed to each Lender hereunder or under some other agreement between Borrower and such Lender, (b) indebtedness which ranks pari passu with the indebtedness incurred under this Agreement which is or becomes due and owing whether by reason of acceleration or otherwise and (c) indebtedness which is exchanged for, or converted into, capital stock (or securities to acquire capital stock) of any Credit Party. 7.11 Borrowing Base Limitations. If, as of the last day of the most recent fiscal quarter then ended, Borrower does not have an Investment Grade Rating and the Debt to Capitalization Ratio is greater than fifty-five percent (55%), then until Borrower delivers a Compliance Certificate pursuant to Section 6.01(c) reflecting that the Debt to Capitalization Ratio is equal to or less than fifty-five percent (55%), Borrower shall not permit the aggregate outstanding amount of all Borrowing Base Debt to, at any time, exceed the Borrowing Base.

4889-9733-0207 v.9 - 75 - 7.12 Sanctions. No Credit Party will, directly or knowingly indirectly, use the proceeds of any Credit Extension, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual or entity, to fund any activities of or business with any individual or entity, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any individual or entity (including any individual or entity participating in the transaction, whether as Lender, Arranger, Administrative Agent, L/C Issuer or otherwise) of Sanctions. 7.13 ERISA. Borrower shall not, or shall it permit any Subsidiary to, directly or indirectly be (a) an employee benefit plan subject to Title I of ERISA, (b) a plan or account subject to Section 4975 of the Code, (c) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code or (d) a “governmental plan” within the meaning of ERISA. 7.14 Anti-Corruption Laws. No Credit Party will, directly or indirectly use the proceeds of any Credit Extension for any purpose which would breach any anti-corruption, anti-bribery or anti-money laundering Law, including the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar Laws in other jurisdictions. Article VIII. Events of Default and Remedies 8.01 Events of Default. An Event of Default shall exist upon the occurrence, and during the continuation, of any of the following specified events (each an “Event of Default”): (a) Payment. Borrower shall default in the payment (i) when due of any principal of any of the Loans or any Unreimbursed Amounts or (ii) within five (5) Business Days of when due of any interest on the Loans or any Unreimbursed Amounts or any fees or other amounts owing hereunder, under any of the other Credit Documents or in connection herewith. (b) Representations. Any representation, warranty or statement made or deemed to be made by any Credit Party herein, in any of the other Credit Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect (without duplication of any materiality qualifiers set forth therein) on the date as of which it was made or deemed to have been made. (c) Covenants. Borrower shall: (i) default in the due performance or observance of any term, covenant or agreement contained in Sections 6.02, 6.10 or 6.14 or Article VII; (ii) default in the due performance or observance of any term, covenant or agreement contained in Sections 6.01, 6.03, 6.05 or 6.11 and such default shall continue unremedied for a period of five (5) Business Days after the earlier of Borrower becoming aware of such default or notice thereof given by Administrative Agent; or (iii) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in paragraphs (a), (b), (c)(i), (c)(ii) or any other paragraph of this Section 8.01) contained in this Agreement and such default shall continue unremedied for a period of at least thirty (30) days after the earlier of Borrower becoming aware of such default or written notice thereof given by Administrative Agent.

4889-9733-0207 v.9 - 76 - (d) Other Credit Documents. (i) Any Credit Party shall default in the due performance or observance of any term, covenant or agreement in any of the other Credit Documents and such default shall continue unremedied for a period of at least thirty (30) days after the earlier of a Credit Party becoming aware of such default or written notice thereof given by Administrative Agent, or (ii) any Credit Document shall fail to be in full force and effect or any Credit Party shall so assert or any Credit Document shall fail to give Administrative Agent and the Lenders the security interests, liens, rights, powers and privileges purported to be created thereby. (e) Guaranties. Any Guaranty or any provision thereof shall cease to be in full force and effect, or any Guarantor thereunder or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor’s obligations under such Guaranty. (f) Bankruptcy, Etc. The occurrence of any of the following: (i) a court or governmental agency having jurisdiction shall enter a decree or order for relief in respect of any Credit Party or any of its Subsidiaries in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of any Credit Party or any of its Subsidiaries or for any substantial part of its property or ordering the winding up or liquidation of its affairs; or (ii) an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect is commenced against any Credit Party or any of its Subsidiaries and such petition remains unstayed and in effect for a period of sixty (60) consecutive days; or (iii) any Credit Party or any of its Subsidiaries shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such Person or any substantial part of its property or make any general assignment for the benefit of creditors; or (iv) any Credit Party or any of its Subsidiaries shall admit in writing its inability to pay its debts generally as they become due or any action shall be taken by such Person in furtherance of any of the aforesaid purposes. (g) Defaults under Other Agreements. (i) A Credit Party shall default in the due performance or observance (beyond the applicable grace period with respect thereto) of any material obligation or condition of any contract or lease material to the Credit Parties taken as a whole to which it is a party or by which it or its property is bound; or (ii) With respect to any Indebtedness of a Credit Party the principal amount of which is $150,000,000 or more in the aggregate (other than Indebtedness outstanding under this Agreement and Non-Recourse Land Financing), (A) any such Credit Party shall (x) default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any such Indebtedness, or (y) default (after giving effect to any applicable grace period) in the observance or performance relating to such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur or condition exist, and any such default or other event or condition referenced in this subclause (y) causes the holder or holders of such Indebtedness (or trustee or agent on behalf of such holders) to cause (determined without regard to whether any notice or lapse of time is required) any such Indebtedness to become due prior to its stated maturity; (B) any such Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required

4889-9733-0207 v.9 - 77 - prepayment prior to the stated maturity thereof, or required to be repurchased, defeased or redeemed (but not including a voluntary repayment of such Indebtedness); or (C) any such Indebtedness shall mature and remain unpaid. (h) Judgments. Any judgment, order, or decree (including any judgment, order, or decree with respect to any litigation disclosed pursuant to the Credit Documents) shall be entered against any one or more of the Credit Parties involving a liability of $75,000,000 or more in the aggregate (to the extent not paid or covered by insurance provided by a carrier who has acknowledged coverage and in any event not including any Non-Recourse Land Financing), and such judgment, order or decree (i) is the subject of any enforcement proceeding commenced by any creditor or (ii) shall continue unsatisfied, undischarged and unstayed for a period ending on the first to occur of (A) the last day on which such judgment, order or decree becomes final and unappealable or (B) thirty (30) days. (i) ERISA. The occurrence of any of the following events or conditions: (A) any unpaid contributions required under Section 303 of ERISA and Section 430 of the Code shall exist with respect to any Single Employer Plan, or required under Section 304 or 305 of ERISA and Section 431 or 432 of the Code shall exist with respect to any Multiemployer Plan with respect to any Credit Party’s, any Subsidiary’s or any ERISA Affiliate’s contribution obligations only; (B) any Lien shall arise on the assets of any Credit Party, any of its Subsidiaries or any ERISA Affiliate in favor of the PBGC or a Plan; (C) an ERISA Event shall occur with respect to a Single Employer Plan, which is, in the reasonable opinion of Administrative Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA; (D) an ERISA Event shall occur with respect to a Multiemployer Plan or Multiple Employer Plan, which is, in the reasonable opinion of Administrative Agent, likely to result in (i) the termination of such Plan for purposes of Title IV of ERISA, or (ii) any Credit Party, any of its Subsidiaries or any ERISA Affiliate incurring any liability in connection with a withdrawal from, reorganization of (within the meaning of Section 4241 of ERISA), or insolvency (within the meaning of Section 4245 of ERISA) of such Plan; or (E) any non-exempt prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility shall occur which may subject any Credit Party, any of its Subsidiaries or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which any Credit Party, any of its Subsidiaries or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability. (j) Ownership. There shall occur a Change of Control. 8.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions: (a) declare the commitment of each Lender to make Loans and any obligation of any L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated; (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Credit Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by Borrower;

4889-9733-0207 v.9 - 78 - (c) require that Borrower Cash Collateralize the L/C Obligations (in an amount equal to the Minimum Collateral Amount with respect thereto); and (d) exercise on behalf of itself, the Lenders and the L/C Issuers all rights and remedies available to it, the Lenders and the L/C Issuers under the Credit Documents; provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans and any obligation of the L/C Issuers to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of Administrative Agent or any Lender. 8.03 Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall, subject to the provisions of Sections 2.14 and 2.15, be applied by Administrative Agent in the following order: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to Administrative Agent and amounts payable under Article III) payable to Administrative Agent in its capacity as such; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders and the L/C Issuers (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuers and amounts payable under Article III), ratably among them in proportion to the respective amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, L/C Borrowings and other Obligations, ratably among the Lenders and the L/C Issuers in proportion to the respective amounts described in this clause Third payable to them; Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings, ratably among the Lenders and the L/C Issuers in proportion to the respective amounts described in this clause Fourth held by them; Fifth, to Administrative Agent for the account of the L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by Borrower pursuant to Sections 2.03 and 2.14; and Last, the balance, if any, after all of the Obligations (other than unasserted contingent claims for indemnification or expense reimbursement for which no claim has been asserted or demanded) have been indefeasibly paid in full, to Borrower or as otherwise required by Law. Subject to Sections 2.03(c) and 2.14, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit

4889-9733-0207 v.9 - 79 - have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. Article IX. Administrative Agent 9.01 Appointment and Authority. Each of the Lenders and the L/C Issuers hereby irrevocably appoints Bank of America to act on its behalf as Administrative Agent hereunder and under the other Credit Documents and authorizes Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of Administrative Agent, the Lenders and the L/C Issuers, and neither Borrower nor any other Credit Party shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Credit Documents (or any other similar term) with reference to Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. 9.02 Rights as a Lender. The Person serving as Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with Borrower or any Subsidiary or other Affiliate thereof as if such Person were not Administrative Agent hereunder and without any duty to account therefor to the Lenders. 9.03 Exculpatory Provisions. Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Credit Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, Administrative Agent: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Credit Documents that Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Credit Documents), provided that Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose Administrative Agent to liability or that is contrary to any Credit Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may affect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (c) shall not, except as expressly set forth herein and in the other Credit Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity.

4889-9733-0207 v.9 - 80 - Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment. Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to Administrative Agent by Borrower, a Lender or an L/C Issuer. Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Credit Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Credit Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to Administrative Agent. 9.04 Reliance by Administrative Agent. Administrative Agent is authorized to rely upon the continuing authority of the Authorized Persons and Authorized Signers to bind Borrower with respect to all matters pertaining to the Loans and the Credit Documents, including the submission of Loan Notices and the selection of interest rates. Such authorization may be changed only upon written notice addressed to Administrative Agent accompanied by evidence, reasonably satisfactory to Administrative Agent, of the authority of the Person giving such notice. Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an L/C Issuer, Administrative Agent may presume that such condition is satisfactory to such Lender or such L/C Issuer unless Administrative Agent shall have received notice to the contrary from such Lender or such L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. Administrative Agent may consult with legal counsel (who may be counsel for Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. 9.05 Delegation of Duties. Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Credit Document by or through any one or more sub-agents appointed by Administrative Agent. Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non- appealable judgment that Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

4889-9733-0207 v.9 - 81 - 9.06 Resignation of Administrative Agent. (a) Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuers and Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the consent of Borrower (which consent shall not be unreasonably withheld or delayed) so long as no Event of Default has occurred and is continuing, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders and the L/C Issuers, appoint a successor Administrative Agent meeting the qualifications set forth above, provided that in no event shall any such successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable Law, by notice in writing to Borrower and such Person remove such Person as Administrative Agent and, in consultation with Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through Administrative Agent shall instead be made by or to each Lender and each L/C Issuer directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 3.01(g) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Credit Documents (if not already discharged therefrom as provided above in this Section). The fees payable by Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Credit Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent. (d) Any resignation by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as an L/C Issuer. If Bank of America resigns as an L/C

4889-9733-0207 v.9 - 82 - Issuer, it shall (1) retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto, including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c), and (2) not take any action intended to directly or indirectly cause any beneficiary of any Letter of Credit issued by Bank of America to draw upon such existing Letter of Credit solely based on Bank of America’s resignation as L/C Issuer. Upon (x) the appointment by Borrower of a successor L/C Issuer hereunder, and (y) the acceptance by the successor L/C Issuer of such appointment (which successor shall in all cases be a Lender other than a Defaulting Lender), (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer, (b) the retiring L/C Issuer shall be discharged from all of their respective duties and obligations hereunder or under the other Credit Documents, and (c) the successor L/C Issuer or the other L/C Issuers shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit. 9.07 Non-Reliance on Administrative Agent and Other Lenders. Each Lender and each L/C Issuer acknowledges that it has, independently and without reliance upon Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and each L/C Issuer also acknowledges that it will, independently and without reliance upon Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Credit Document or any related agreement or any document furnished hereunder or thereunder. 9.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Bookrunners, Arrangers or Syndication Agent listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Credit Documents, except in its capacity, as applicable, as Administrative Agent, a Lender or an L/C Issuer hereunder. 9.09 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Credit Party, Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent shall have made any demand on Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuers and Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuers and Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuers and Administrative Agent under Sections 2.03(i) and 2.03(j), 2.08 and 10.04) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

4889-9733-0207 v.9 - 83 - and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each L/C Issuer to make such payments to Administrative Agent and, in the event that Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuers, to pay to Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Administrative Agent and its agents and counsel, and any other amounts due Administrative Agent under Sections 2.08 and 10.04. Nothing contained herein shall be deemed to authorize Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or any L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or any L/C Issuer to authorize Administrative Agent to vote in respect of the claim of any Lender or any L/C Issuer in any such proceeding. 9.10 Recovery of Erroneous Payments. Without limitation of any other provision in this Agreement, if at any time Administrative Agent makes a payment hereunder in error to any Lender or any L/C Issuer, whether or not in respect of an Obligation due and owing by Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Lender or L/C Issuer receiving a Rescindable Amount severally agrees to repay to Administrative Agent forthwith on demand the Rescindable Amount received by such Lender or L/C Issuer in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender and L/C Issuer irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. Administrative Agent shall inform each Lender and L/C Issuer promptly upon determining that any payment made to such Lender or L/C Issuer comprised, in whole or in part, a Rescindable Amount. Article X. Miscellaneous 10.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Credit Document, and no consent to any departure by Borrower or any other Credit Party therefrom, shall be effective unless in writing signed by the Required Lenders and Borrower or the applicable Credit Party, as the case may be, and acknowledged by Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall: (a) waive any condition set forth in Section 4.01(a) without the written consent of each Lender; (b) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender; (c) increase the Letter of Credit Commitment of any L/C Issuer without the written consent of such L/C Issuer; (d) postpone any date fixed by this Agreement or any other Credit Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Credit Document without the written consent of each Lender directly affected thereby;

4889-9733-0207 v.9 - 84 - (e) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iii) of the second proviso to this Section 10.01 relating to the Fee Letters) any fees or other amounts payable hereunder or under any other Credit Document without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary to (i) amend the definition of “Default Rate”, (ii) waive any obligation of Borrower to pay interest or Letter of Credit Fees at the Default Rate or (iii) amend any financial covenant in the Credit Documents, including Section 6.02 (or any defined term used therein), in each case of clause (i) through (iii) above, even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Borrowing or to reduce any fee payable under the Credit Documents); (f) change Section 8.03 or any other provision of this Agreement regarding the ratable treatment of Lenders, in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender; (g) change any provision of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; (h) release all or substantially all of the value of the Guaranty without the written consent of each Lender, except to the extent the release of any Guarantor is permitted pursuant to Section 6.12 (in which case such release may be made by Administrative Agent acting alone); or (i) subordinate, or have the effect of subordinating, the Obligations hereunder to any other Indebtedness or other obligation; and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuers in addition to the Lenders required above, affect the rights or duties of the L/C Issuers under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by Administrative Agent in addition to the Lenders required above, affect the rights or duties of Administrative Agent under this Agreement or any other Credit Document; (iii) any Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto; and (iv) subject to the limitations set forth in clauses (a) through (i) above, the Credit Documents may be amended with the written consent of Administrative Agent (without the consent of any Lender) and Borrower (a) to add one or more term loan facilities set forth in Section 2.13 and to permit the extensions of credit and all related obligations and liabilities arising in connection therewith from time to time outstanding to share ratably (or on a basis subordinated to the existing Obligations under this Agreement) in the benefits of Credit Documents with the Obligations and liabilities from time to time outstanding in respect of the existing Obligations under this Agreement, and (b) in connection with the foregoing, to permit, as deemed appropriate by Administrative Agent, the Lenders providing such term loan facilities to participate in any required vote or action required to be approved by the Required Lenders or by any other number, percentage or class of Lenders hereunder. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender.

4889-9733-0207 v.9 - 85 - All communications from Administrative Agent to the Lenders requesting the Lenders’ determination, consent, approval, or disapproval (i) shall be given in the form of a written notice to each Lender, (ii) shall be accompanied by a description of the matter or thing as to which such determination, approval, consent, or disapproval is requested, or shall advise each Lender where such matter or thing may be inspected, or shall otherwise describe the matter or issue to be resolved, (iii) shall include, if reasonably requested by a Lender and to the extent not previously provided to such Lender, written materials and a summary of all oral information provided to Administrative Agent by Borrower in respect of the matter or issue to be resolved, and (iv) shall include Administrative Agent’s recommended course of action or determination in respect thereof. Each Lender shall reply promptly after receipt of any such request by Administrative Agent; provided, however, that with respect to those matters requiring the consent by the Required Lenders, unless a Lender shall give written notice to Administrative Agent that it objects to the recommendation or determination of Administrative Agent within ten (10) Business Days after receipt of any such request by Administrative Agent (or such lesser period as may be required under the Credit Documents for Administrative Agent to respond), such Lender shall be deemed to have approved of or consented to such recommendation or determination. 10.02 Notices; Effectiveness; Electronic Communication. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to Borrower or any other Credit Party, Administrative Agent or an L/C Issuer, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02; and (ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to Borrower). Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b). (b) Electronic Communications. Notices and other communications to the Lenders and the L/C Issuers hereunder may be delivered or furnished by electronic communication (including e-mail, FpML messaging, and Internet or intranet websites) pursuant to procedures approved by Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or any L/C Issuer pursuant to Article II if such Lender or such L/C Issuer, as applicable, has notified Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. Administrative Agent, any L/C Issuer or Borrower may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic

4889-9733-0207 v.9 - 86 - communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. (c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall Administrative Agent or any of its Related Parties (collectively, the “Agent Parties” and individually, an “Agent Party”) have any liability to Borrower, any Lender, any L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of Borrower’s, any Credit Party’s or Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to Borrower, any Lender, any L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). (d) Change of Address, Etc. Each of Borrower, Administrative Agent and each L/C Issuer may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to Borrower, Administrative Agent and the L/C Issuers. In addition, each Lender agrees to notify Administrative Agent from time to time to ensure that Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side

4889-9733-0207 v.9 - 87 - Information” portion of the Platform and that may contain material non-public information with respect to Borrower or its securities for purposes of United States Federal or state securities laws. (e) Reliance by Administrative Agent, L/C Issuer and Lenders. Administrative Agent, the L/C Issuers and the Lenders shall be entitled to rely and act upon any notices (including telephonic notices, Loan Notices and Letter of Credit Applications) purportedly given by or on behalf of Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Credit Parties shall indemnify Administrative Agent, each L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of Borrower. All telephonic notices to and other telephonic communications with Administrative Agent may be recorded by Administrative Agent, and each of the parties hereto hereby consents to such recording. 10.03 No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender, any L/C Issuer or Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Credit Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Credit Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. Notwithstanding anything to the contrary contained herein or in any other Credit Document, the authority to enforce rights and remedies hereunder and under the other Credit Documents against the Credit Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders and the L/C Issuers; provided, however, that the foregoing shall not prohibit (a) Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Credit Documents, (b) any L/C Issuer from exercising the rights and remedies that inure to its benefit (solely in its capacity as an L/C Issuer) hereunder and under the other Credit Documents, (c) any Lender from exercising setoff rights in accordance with Section 10.08 (subject to the terms of Section 2.12), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Credit Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Credit Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.12, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. 10.04 Expenses; Indemnity; Damage Waiver. (a) Costs and Expenses. Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Credit Documents or any

4889-9733-0207 v.9 - 88 - amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the L/C Issuers in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all documented out-of-pocket expenses incurred by Administrative Agent, any Lender or any L/C Issuer (including the fees, charges and disbursements of any counsel for Administrative Agent, any Lender or any L/C Issuer), and shall pay all fees and time charges for attorneys who may be employees of Administrative Agent, any Lender or any L/C Issuer, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Credit Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. (b) Indemnification by Borrower. The Credit Parties shall indemnify Administrative Agent (and any sub-agent thereof), each Lender and each L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related documented expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any Person (including Borrower or any other Credit Party) other than such Indemnitee and its Related Parties arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Credit Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, or, in the case of Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Credit Documents (including in respect of any matters addressed in Section 3.01), (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by an L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by Borrower or any other Credit Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee, (y) arise out of a dispute solely between or among Indemnitees (but excluding any disputes involving Administrative Agent) not resulting from any act or omission of Borrower or (z) result from a claim brought by Borrower or any other Credit Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Credit Document, if Borrower or such other Credit Party has obtained a final and non-appealable judgment in its favor on such claim as determined by a court of competent jurisdiction. Without limiting the provisions of Section 3.01(c), this Section 10.04(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

4889-9733-0207 v.9 - 89 - (c) Reimbursement by Lenders. To the extent that Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to Administrative Agent (or any sub-agent thereof), the applicable L/C Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to Administrative Agent (or any such sub-agent), such L/C Issuer or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposure at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lenders’ Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), provided further that, the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against Administrative Agent (or any such sub-agent) or any L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for Administrative Agent (or any such sub- agent) or such L/C Issuer in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.11(d). (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Law, Borrower shall not assert, and hereby waives, and acknowledges that no other Person shall have, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Credit Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Credit Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and non-appealable judgment of a court of competent jurisdiction. (e) Payments. All amounts due under this Section shall be payable not later than ten (10) Business Days after demand therefor. (f) Survival. The agreements in this Section and the indemnity provisions of Section 10.02(e) shall survive the resignation of Administrative Agent and any L/C Issuer, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations. 10.05 Payments Set Aside. To the extent that any payment by or on behalf of Borrower is made to Administrative Agent, any L/C Issuer or any Lender, or Administrative Agent, any L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by Administrative Agent, such L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and each L/C Issuer severally agrees to pay to Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by Administrative Agent, plus interest

4889-9733-0207 v.9 - 90 - thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders and the L/C Issuers under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement. 10.06 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither Borrower nor any other Credit Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (e) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of Administrative Agent, the L/C Issuers and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), participations in L/C Obligations) at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and/or the Loans at the time owing to it or contemporaneous assignments to related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 unless each of Administrative Agent and, so long as no Event of Default has occurred and is continuing, Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).

4889-9733-0207 v.9 - 91 - (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned; (iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition: (A) the consent of Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to Administrative Agent within five (5) Business Days after having received notice thereof; and provided, further, that Borrower’s consent shall not be required during the primary syndication of the credit facility provided herein; (B) the consent of Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and (C) the consent of the L/C Issuers shall be required for any assignment. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to Administrative Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No such assignment shall be made (A) to Borrower or any of Borrower’s Affiliates or Subsidiaries, (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for, the primary benefit of an individual natural Person or group of related individual natural Persons). (vi) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of Borrower and Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to Administrative Agent, any L/C Issuer or any Lender

4889-9733-0207 v.9 - 92 - hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided that, except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section. (c) Register. Administrative Agent, acting solely for this purpose as an agent of Borrower (and such agency being solely for tax purposes), shall maintain at Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and Borrower, Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, Borrower or Administrative Agent, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for, the primary benefit of an individual natural Person or group of related individual natural Persons, a Defaulting Lender or Borrower or any of Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) Borrower, Administrative Agent, the Lenders and the L/C Issuers shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 10.04(c) without regard to the existence of any participation.

4889-9733-0207 v.9 - 93 - Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that affects such Participant. Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section (it being understood that the Participant shall deliver the documentation required under Section 3.01(e) to the Lender who sells the participation and the relevant Withholding Agent) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 3.06 and 10.13 as if it were an assignee under paragraph (b) of this Section and (B) shall not be entitled to receive any greater payment under Sections 3.01 or 3.04, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at Borrower’s request and expense, to use reasonable efforts to cooperate with Borrower to effectuate the provisions of Section 3.06 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.12 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Credit Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Credit Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central banking authority; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (f) Reduction of Letter of Credit Commitments after Assignment; Resignation as L/C Issuer after Assignment. (i) If an L/C Issuer assigns a portion of its Commitment (as a Lender) pursuant to this Section 10.06 and, after giving effect thereto, such L/C Issuer’s Letter of Credit Commitment exceeds its Commitment (as a Lender), then such L/C Issuer’s Letter of Credit Commitment shall automatically be reduced to the greater of (A) the amount of its Commitment (as a Lender) and (B) the Outstanding Amount of all Letters of Credit issued by such L/C Issuer at the time of such assignment. Such L/C Issuer’s Letter of Credit Commitment shall be further reduced by the amount of each Letter of Credit

4889-9733-0207 v.9 - 94 - issued by such L/C Issuer that terminates or expires in accordance with its terms after such assignment until such time as such L/C Issuer’s Letter Of Credit Commitment is equal to its Commitment (as a Lender). (ii) Notwithstanding anything to the contrary contained herein, if at any time any Lender assigns all of its Commitment and Loans pursuant to subsection (b) above, such Lender may, upon thirty (30) days’ notice to Borrower and Administrative Agent, resign as L/C Issuer. In the event of any such resignation as L/C Issuer, Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer hereunder (subject to the consent of such proposed successor L/C Issuer); provided, however, that no failure by Borrower to appoint any such successor shall affect the resignation of such Lender as L/C Issuer. If any Lender resigns as L/C Issuer, it shall (1) retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to all Letters of Credit issued by such L/C Issuer outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)), and (2) not take any action intended to directly or indirectly cause any beneficiary of any Letter of Credit issued by such L/C Issuer to draw upon such existing Letter of Credit solely based on such L/C Issuer’s resignation. Upon (x) the appointment of a successor L/C Issuer, and (y) the acceptance by the successor L/C Issuer of such appointment, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer, and (b) the successor L/C Issuer or the other L/C Issuers shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to such retiring L/C Issuer to effectively assume the obligations of such L/C Issuer with respect to such Letters of Credit. 10.07 Treatment of Certain Information; Confidentiality. Each of Administrative Agent, the Lenders and the L/C Issuers agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates, its auditors and its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, provided that the disclosing party shall use commercially reasonable efforts to notify Borrower prior to the disclosure thereof unless prohibited by applicable Law, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Credit Document or any action or proceeding relating to this Agreement or any other Credit Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 2.13(c) or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to Borrower and its obligations, this Agreement or payments hereunder, (g) on a confidential basis to (i) any rating agency in connection with rating Borrower or its Subsidiaries or the credit facilities provided hereunder, (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder, (iii) any credit insurance provider relating to Borrower and its Obligations hereunder, (h) with the consent of Borrower or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to Administrative Agent, any Lender, any L/C Issuer or

4889-9733-0207 v.9 - 95 - any of their respective Affiliates on a nonconfidential basis from a source other than Borrower. In addition, Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to Administrative Agent and the Lenders in connection with the administration of this Agreement, the other Credit Documents, and the Commitments. For purposes of this Section, “Information” means all information received from Borrower or any Subsidiary relating to Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to Administrative Agent, any Lender or any L/C Issuer on a nonconfidential basis prior to disclosure by Borrower or any Subsidiary. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each of Administrative Agent, the Lenders and the L/C Issuers acknowledges that (a) the Information may include material non-public information concerning Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws. 10.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, each L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, such L/C Issuer or any such Affiliate to or for the credit or the account of Borrower or any other Credit Party against any and all of the obligations of Borrower or such Credit Party now or hereafter existing under this Agreement or any other Credit Document to such Lender or such L/C Issuer or their respective Affiliates, irrespective of whether or not such Lender, L/C Issuer or Affiliate shall have made any demand under this Agreement or any other Credit Document and although such obligations of Borrower or such Credit Party may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender or such L/C Issuer different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so setoff shall be paid over immediately to Administrative Agent for further application in accordance with the provisions of Section 2.15 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of Administrative Agent, the L/C Issuers and the Lenders, and (y) the Defaulting Lender shall provide promptly to Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, the L/C Issuers and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such L/C Issuer or their respective Affiliates may have. Each Lender and each L/C Issuer agrees to notify Borrower and Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. 10.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Credit Document, the interest paid or agreed to be paid under the Credit Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to Borrower. In determining whether the interest contracted for, charged, or received by Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium

4889-9733-0207 v.9 - 96 - rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. 10.10 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Credit Documents, and any separate letter agreements with respect to fees payable to Administrative Agent or the L/C Issuers, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by Administrative Agent and when Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. 10.11 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Credit Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by Administrative Agent and each Lender, regardless of any investigation made by Administrative Agent or any Lender or on their behalf and notwithstanding that Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding. 10.12 Severability. If any provision of this Agreement or the other Credit Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Credit Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 10.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by Administrative Agent or the L/C Issuers, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited. 10.13 Replacement of Lenders. If Borrower is entitled to replace a Lender pursuant to the provisions of Section 3.06, or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then Borrower may, at its sole expense and effort, upon notice to such Lender and Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.04) and obligations under this Agreement and the related Credit Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that: (a) Borrower shall have paid to Administrative Agent the assignment fee (if any) specified in Section 10.06(b);

4889-9733-0207 v.9 - 97 - (b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Credit Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or Borrower (in the case of all other amounts); (c) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; (d) such assignment does not conflict with applicable Laws; and (e) in the case of an assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling Borrower to require such assignment and delegation cease to apply. 10.14 Governing Law; Jurisdiction; Etc. (a) GOVERNING LAW. THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT (EXCEPT, AS TO ANY OTHER CREDIT DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) SUBMISSION TO JURISDICTION. BORROWER AND EACH OTHER CREDIT PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST ADMINISTRATIVE AGENT, ANY LENDER, ANY L/C ISSUER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER CREDIT

4889-9733-0207 v.9 - 98 - DOCUMENT SHALL AFFECT ANY RIGHT THAT ADMINISTRATIVE AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AGAINST BORROWER OR ANY OTHER CREDIT PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. (c) WAIVER OF VENUE. BORROWER AND EACH OTHER CREDIT PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. 10.15 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 10.16 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Credit Document), Borrower and each other Credit Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by Administrative Agent, the Arrangers, and the Lenders are arm’s-length commercial transactions between Borrower, each other Credit Party and their respective Affiliates, on the one hand, and Administrative Agent, the Arrangers, and the Lenders, on the other hand, (B) each of Borrower and the other Credit Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) Borrower and each other Credit Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Credit Documents; (ii) (A) Administrative Agent, each Arranger and each Lender is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for Borrower, any other Credit Party or any of their respective Affiliates, or any other Person and (B) neither Administrative Agent, any Arranger nor any Lender has any obligation to Borrower, any other

4889-9733-0207 v.9 - 99 - Credit Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Credit Documents; and (iii) Administrative Agent, the Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of Borrower, the other Credit Parties and their respective Affiliates, and neither Administrative Agent, any Arranger, nor any Lender has any obligation to disclose any of such interests to Borrower, any other Credit Party or any of their respective Affiliates. To the fullest extent permitted by law, each of Borrower and each other Credit Party hereby waives and releases any claims that it may have against Administrative Agent, any Arranger or any Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. 10.17 Electronic Execution of Assignments and Certain Other Documents. (a) The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including Assignment and Assumptions, amendments or other modifications, Loan Notices, waivers or consents) are deemed to include Electronic Signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Administrative Agent, and any other Electronic Record. (b) This Agreement and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Credit Parties and each of Administrative Agent, L/C Issuers and/or Lenders (Administrative Agent, L/C Issuers and Lenders are collectively referred to herein as “Secured Parties” and individually as a “Secured Party”) agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on each such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered or a paper-based recordkeeping system was used, as the case may be. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include use or acceptance by Administrative Agent and each of the Secured Parties of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Administrative Agent and each of the Secured Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of the such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent Administrative Agent has agreed to accept such Electronic Signature, Administrative Agent and each of the Secured Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Credit Party without further verification and (ii) upon the request of Administrative Agent or any Lender, any Electronic

4889-9733-0207 v.9 - 100 - Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. 10.18 USA PATRIOT Act. Each Lender that is subject to the Act (as hereinafter defined) and Administrative Agent (for itself and not on behalf of any Lender) hereby notifies Borrower that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow such Lender or Administrative Agent, as applicable, to identify Borrower in accordance with the Act. Borrower shall, promptly following a request by Administrative Agent or any Lender, provide all documentation and other information that Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act. 10.19 Time of the Essence. Time is of the essence of the Credit Documents. 10.20 ERISA. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, Administrative Agent, Arrangers, and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of Borrower or any other Credit Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

4889-9733-0207 v.9 - 101 - (iv) such other representation, warranty and covenant as may be agreed in writing between Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, Administrative Agent, Arrangers, and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of Borrower or any other Credit Party, that: (i) none of Administrative Agent, Arrangers, or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by Administrative Agent under this Agreement, any Credit Document or any documents related to hereto or thereto), (ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3- 21(c)(1)(i)(A)-(E), (iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations), (iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and (v) no fee or other compensation is being paid directly to Administrative Agent, Arrangers, or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement. (c) Administrative Agent and each Arranger hereby inform the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may

4889-9733-0207 v.9 - 102 - receive fees or other payments in connection with the transactions contemplated hereby, the Credit Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing. 10.21 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Solely to the extent any Lender that is an Affected Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. 10.22 Acknowledgement Regarding Any Supported QFCs. To the extent that this Agreement or any other Credit Document provide support, through a guarantee or otherwise, for any Hedging Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Credit Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United

4889-9733-0207 v.9 - 103 - States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Credit Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Credit Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 10.22, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). 10.23 Amendment and Restatement of Existing Credit Agreement. The parties hereto agree that as of the Closing Date: (a) the Obligations hereunder represent the amendment, restatement, extension, and consolidation of the “Obligations” under the Existing Credit Agreement; (b) this Agreement amends, restates, supersedes, and replaces the Existing Credit Agreement in its entirety; and (c) any Guaranty executed pursuant to this Agreement amends, restates, supersedes, and replaces the “Guaranty” executed pursuant to the Existing Credit Agreement. On the Closing Date, (i) the commitment of any “Lender” under the Existing Credit Agreement that is not continuing as a Lender hereunder shall terminate and (ii) Administrative Agent shall reallocate the Commitments hereunder to reflect the terms hereof. 10.24 ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. [Remainder of page intentionally blank. Signature pages follow.]

Signature Page to Third Amended and Restated Credit Agreement MIZUHO BANK, LTD., as a Lender and an L/C Issuer By: Name: Donna DeMagistris Title: Executive Director

Signature Page to Third Amended and Restated Credit Agreement TRUIST BANK, as a Lender and an L/C Issuer By: Name: Ryan Almond Title: Director

Signature Page to Third Amended and Restated Credit Agreement REGIONS BANK, as a Lender and an L/C Issuer By: Name: Daniel Blazei Title: Vice President

*SCHEDULE 1.01*

# EXISTING LETTERS OF CREDIT

**LC Issuer: Bank of America**

| LC Number | Beneficiary | LC Type | Current Amount | Issue Date | Expire Date | Auto Renew |
|---|---|---|---|---|---|---|
| 3069143 | APS | PERFORMANCE | $101,428.00 | 3/6/2008 | 2/28/2023 | Y |
| 3069307 | APS | PERFORMANCE | $159,334.01 | 5/19/2008 | 5/13/2023 | Y |
| 3070514 | APS | PERFORMANCE | $207,412.00 | 6/10/2009 | 7/10/2022 | Y |
| 3070940 | City of Lebanon | PERFORMANCE | $88,000.00 | 3/16/2011 | 3/10/2023 | Y |
| 3070944 | State of Nevada | RISK & INSURANCE | $100,000.00 | 6/7/2011 | 5/12/2023 | Y |
| 3117497 | City of Lebanon | PERFORMANCE | $473,775.00 | 7/5/2011 | 7/5/2022 | Y |
| 3121356 | CITY OF NOVI | PERFORMANCE | $30,400.00 | 5/13/2014 | 5/8/2023 | Y |
| 3121851 | Village of Hawthorn Woods | PERFORMANCE | $78,005.63 | 12/1/2014 | 12/1/2022 | |
| 3122131 | CITY OF PLYMOUTH | PERFORMANCE | $103,652.00 | 2/19/2015 | 2/19/2023 | Y |
| 3122300 | WAYNE COUNTY | PERFORMANCE | $50,000.00 | 7/13/2015 | 7/13/2022 | Y |
| 3122302 | RICE CREEK WATERSHED DISTRICT | PERFORMANCE | $45,000.00 | 6/25/2015 | 6/25/2023 | Y |
| 3122452 | CITY OF LEBANON ENGINEERING DEPARTMENT | PERFORMANCE | $47,200.00 | 8/28/2015 | 8/28/2022 | Y |
| 3122453 | CITY OF LEBANON | PERFORMANCE | $171,000.00 | 8/28/2015 | 8/28/2022 | Y |
| 3122660 | CITY OF SANTA FE PLANNING & LAND USE DEPARTMENT | PERFORMANCE | $997,569.50 | 2/12/2016 | 3/1/2023 | Y |
| 3122668 | CITY OF LEBANON | PERFORMANCE | $741,500.00 | 3/8/2016 | 3/8/2023 | Y |
| 3122669 | CITY OF LEBANON | PERFORMANCE | $217,000.00 | 3/8/2016 | 3/8/2023 | Y |

Schedule 1.01 - 1
Existing Letters of Credit

4889-9733-0207 v.9

4889-9733-0207 v.9 Schedule 1.01 - 2 Existing Letters of Credit 3132538 CITY OF PLYMOUTH PERFORMANCE $181,413.00 4/25/2016 4/25/2023 Y 3132539 CITY OF NOVI TREASURER'S OFFICE PERFORMANCE $461,290.00 4/28/2016 4/28/2023 Y 3132542 CITY OF SANTA FE PERFORMANCE $254,277.24 5/13/2016 6/1/2023 Y 3132547 CITY OF PLYMOUTH PERFORMANCE $125,940.00 6/1/2016 6/1/2023 Y 3132556 FIRST AMERICAN TITLE INSURANCE COMPANY PERFORMANCE $1,341.59 10/12/2017 10/12/2022 Y 3132557 FIRST AMERICAN TITLE INSURANCE COMPANY PERFORMANCE $8,058.75 10/12/2017 10/12/2022 Y 3132562 CITY OF SANTA FE, PLANNING & LAND USE DEPARTMENT (PLUD) PERFORMANCE $536,262.75 6/13/2018 6/12/2023 Y 3132565 CITY OF SANTA FE, PLANNING & LAND USE DEPT PERFORMANCE $1,445,436.41 7/11/2018 7/11/2022 Y 3132566 CITY OF SANTA FE, PLANNING & LAND USE DEPT PERFORMANCE $169,009.79 7/11/2018 7/11/2022 Y 3132567 CITY OF SANTA FE, PLANNING & LAND USE DEPT PERFORMANCE $42,244.54 7/11/2018 7/11/2022 Y 3132568 CITY OF SANTA FE, PLANNING & LAND USE DEPARTMENT (PLUD) PERFORMANCE $187,216.44 7/11/2018 7/11/2022 Y 3132569 CHARLESTON COMMISSIONERS OF PUBLIC WORKS PERFORMANCE $68,019.20 8/24/2018 8/24/2022 Y 3132570 CITY OF SANTA FE, PLANNING & LAND USE DEPT PERFORMANCE $76,953.00 7/12/2018 7/12/2022 Y

4889-9733-0207 v.9 Schedule 1.01 - 3 Existing Letters of Credit 3132574 FIRST AMERICAN TITLE COMPANY AS ESCROW AGENT PERFORMANCE $376,543.83 10/4/2018 10/4/2022 Y 3132576 FIRST AMERICAN TITLE INSURANCE COMPANY AS ESCROW AGENT PERFORMANCE $420,197.67 11/13/2018 11/8/2022 Y 3132577 JOHN F COOK PA AS ESCROW AGENT FINANCIAL GUARANTEE $213,700.00 11/16/2018 11/14/2022 Y 3132578 RIKER, DANZIG, SCHERER, HYLAND & PERRETTIL, LLP AS ESCROW AGENT FINANCIAL GUARANTEE $2,000,000.00 11/30/2018 12/31/2022 Y 3132579 CAPITOL TITLE INSURANCE AGENCY AS ESCROW AGENT FINANCIAL GUARANTEE $999,922.00 12/18/2018 12/18/2022 Y 3132589 ORION TOWNSHIP PERFORMANCE $100,000.00 3/11/2019 3/9/2023 Y 3132594 LANDMARK TITLE ASSURANCE AGENCY OF ARIZONA PERFORMANCE $420,000.00 5/30/2019 5/24/2023 Y 3132595 CHICAGO TITLE INSURANCE COMPANY FINANCIAL GUARANTEE $135,000.00 5/31/2019 5/28/2023 Y 3132596 PRINGLE SQUARE LLC C/O CHARTER PROPERTIES INC FINANCIAL GUARANTEE $1,388,224.77 6/27/2019 5/31/2023 Y 3132597 CHARLTON COMISSIONERS OF PUTLIC WORKS PERFORMANCE $19,960.00 6/4/2019 6/4/2023 Y 3132598 FIDELITY NATIONAL TITLE AGENCY INC AS PERFORMANCE $53,462.01 7/12/2019 7/10/2022 Y

| | | | | | | |
|---|---|---|---|---|---|---|
| | ESCROW AGENT | | | | | |
| 3132601 | CALATLANTIC TITLE INC AS ESCROW AGENT | PERFORMANCE | $1,000,000.00 | 7/17/2019 | 7/17/2022 | Y |
| 3132602 | CALATLANTIC TITLE INC AS ESCROW AGENT | PERFORMANCE | $128,000.00 | 7/17/2019 | 7/17/2022 | Y |
| 3132603 | CHARLESTON WATER SYSTEM | PERFORMANCE | $4,551.10 | 7/18/2019 | 7/17/2022 | Y |
| 3132604 | TOWN OF HOLLYWOOD | PERFORMANCE | $13,820.00 | 7/30/2019 | 7/29/2022 | Y |
| 3132607 | CHARTER TOWNSHIP OF ORION | PERFORMANCE | $307,850.00 | 9/3/2019 | 9/3/2022 | Y |
| 3132608 | CHARTER TOWNSHIP OF ORION | PERFORMANCE | $89,545.00 | 9/3/2019 | 9/3/2022 | Y |
| 3132609 | CITY OF WALLED LAKE | PERFORMANCE | $1,801,170.00 | 9/4/2019 | 9/4/2022 | Y |
| 3132611 | CHARLESTON WATER SYSTEM | MAINTENANCE | $18,348.71 | 10/7/2019 | 10/7/2022 | Y |
| 3132612 | TOWN OF HOLLYWOOD | PERFORMANCE | $26,470.13 | 10/7/2019 | 10/7/2022 | Y |
| 3132616 | CHARLESTON WATER SYSTEM | PERFORMANCE | $38,522.44 | 10/28/2019 | 10/28/2022 | Y |
| 3132617 | TOWN OF HOLLYWOOD | PERFORMANCE | $9,595.72 | 11/8/2019 | 11/8/2022 | Y |
| 3132619 | CITY OF BROOKLYN PARK | PERFORMANCE | $439,422.00 | 11/5/2019 | 11/4/2022 | Y |
| 3132620 | CHARLESTON WATER SYSTEM | PERFORMANCE | $12,319.38 | 11/8/2019 | 11/8/2022 | Y |
| 3132624 | CHARLESTON WATER SYSTEM | PERFORMANCE | $35,594.10 | 6/5/2020 | 6/3/2023 | Y |
| 3132625 | PGP TITLE OF FLORIDA INC | FINANCIAL GUARANTEE | $592,500.00 | 6/22/2020 | 6/16/2023 | Y |
| 3132628 | FIRST AMERICAN TITLE INSURANCE | PERFORMANCE | $2,642,245.71 | 7/28/2020 | 6/22/2023 | |

Schedule 1.01 - 4
Existing Letters of Credit

4889-9733-0207 v.9

4889-9733-0207 v.9 Schedule 1.01 - 5 Existing Letters of Credit COMPANY 3132629 FIRST AMERICAN TITILE INSURANCE COMPANY PERFORMANCE $1,455,535.71 7/28/2020 6/22/2023 3132630 CITY OF WACONIA PERFORMANCE $93,451.00 8/12/2020 8/12/2022 Y 3132631 CITY OF WACONIA PERFORMANCE $43,126.00 8/12/2020 8/12/2022 Y 3140544 FIRST AMERICAN TITLE INSURANCE COMPANY AS ESCROW AGENT PERFORMANCE $1,090,934.77 8/25/2020 8/25/2022 3140545 FIRST AMERICAN TITLE INSURANCE COMPANY AS ESCROW AGENT PERFORMANCE $257,213.99 8/25/2020 8/25/2022 3140548 CITY OF SANTA FE PERFORMANCE $440,597.18 9/23/2020 12/31/2022 Y 3140551 FIDELITY NATIONAL TITLE AGENCY PERFORMANCE $335,443.85 10/26/2020 10/22/2022 3140554 VILLAGE OF HAWTHORN WOODS PERFORMANCE $245,694.99 1/15/2021 3/1/2023 3140555 LANDMARK TITLE ASSURANCE AGENCY OF ARIZONA LLC PERFORMANCE $444,727.89 2/8/2021 2/4/2023 3140557 TOWNSHIP OF HATFIELD PERFORMANCE $13,948,458.98 4/13/2021 4/11/2023 Y 3140558 FIRST AMERICAN TITLE INSURANCE COMPANY PERFORMANCE $583,074.00 5/14/2021 4/27/2023 3140559 CITY OF WACONIA PERFORMANCE $33,671.00 4/28/2021 4/28/2023 Y 3140560 CITY OF WACONIA PERFORMANCE $39,082.50 4/28/2021 4/28/2023 Y 3140561 SUMMIT COMMUNITY FINANCIAL GUARANTEE $1,262,000.00 5/6/2021 5/6/2023 Y

4889-9733-0207 v.9 Schedule 1.01 - 6 Existing Letters of Credit BANK 3140562 CITY OF COLUMBIA DEPARTMENT OF WASTEWATER PERFORMANCE $420,495.00 5/13/2021 5/13/2023 Y 3140563 CITY OF COLUMBIA DEPARTMENT OF WASTEWATER PERFORMANCE $147,440.00 5/13/2021 5/13/2023 Y 3140564 BELLAMY ET AL, ARCADIA LAND, MUNGO HOMES PERFORMANCE $708,333.33 6/9/2021 6/9/2023 Y 3140565 BELLAMY ET AL, ARCADIA LAND, MUNGO HOMES PERFORMANCE $1,373,198.80 6/9/2021 6/9/2023 Y 3140566 CHARLESTON WATER PERFORMANCE $80,647.27 6/11/2021 6/11/2023 Y 3140567 CHARLESTON WATER PERFORMANCE $85,181.58 6/11/2021 6/11/2023 Y 3140568 CITY OF LAKEVILLE PERFORMANCE $71,460.00 6/30/2021 6/30/2023 Y 3140569 CHARLESTON WATER SYSTEMS MAINTENANCE $35,000.00 7/9/2021 7/22/2022 Y 3140570 BOLANOS TRUSTON PA FINANCIAL GUARANTEE $972,829.21 8/17/2021 8/9/2022 Y 3140572 BOLANOS TRUXTON PA, AS ESCROW AGENT PERFORMANCE $940,946.00 8/9/2021 8/4/2022 Y 3140573 CITY OF VICTORIA PERFORMANCE $468,750.00 8/2/2021 7/29/2022 Y 3140575 CITY OF VICTORIA PERFORMANCE $2,477,500.00 8/24/2021 8/24/2022 Y 3140576 CHARLESTON WATER SYSTEM PERFORMANCE $40,301.91 10/15/2021 10/12/2023 Y 3140578 ALL AMERICAN SETTLEMENT SERVICES LLC AS ESCROW AGENT FINANCIAL GUARANTEE $2,000,000.00 11/19/2021 4/30/2023 Y

4889-9733-0207 v.9 Schedule 1.01 - 7 Existing Letters of Credit 3140580 COUNTY OF ESSEX PERFORMANCE $41,447.60 12/3/2021 12/3/2022 Y 3140581 COUNTY OF ESSEX PERFORMANCE $65,626.50 12/3/2021 12/3/2022 Y 3140582 PBP TITLE OF FLORIDA INC FINANCIAL GUARANTEE $1,927,350.00 11/29/2021 11/29/2022 Y 3140583 FIDELITY NATIONAL TITLE AGENCY INC AS ESCROW AGENT PERFORMANCE $3,000,000.00 12/10/2021 12/20/2022 3140584 FIRST AMERICAN TITLE INSURANCE COMPANY PERFORMANCE $1,662,842.00 12/14/2021 12/20/2022 3140585 HENDERSON, FRANKLIN, STARNES & HOLT PA FINANCIAL GUARANTEE $1,077,300.00 12/27/2021 12/16/2022 Y 3140586 CITY OF SANTA FE PLANNING &LAND USE DEPT PERFORMANCE $145,455.37 1/14/2022 1/14/2024 Y 3140587 CITY OF SANTA FE, PLANNING & LAND USE DEPARTMENT PERFORMANCE $3,135,198.92 1/14/2022 1/14/2024 Y 3140588 CITY OF COLUMBIA DEPTARTMENT OF WASTEWATER PERFORMANCE $85,845.00 3/17/2022 3/17/2023 Y 3140589 CITY OF COLUMBIA DEPTARTMENT OF WASTEWATER PERFORMANCE $80,801.00 3/17/2022 3/17/2023 Y 3140590 SOUTH CAROLINA DEPARTMENT OF TRANSPORTATION PERFORMANCE $58,824.00 4/29/2022 4/19/2023 TOTAL $61,831,488.77

4889-9733-0207 v.9 Schedule 1.01 - 8 Existing Letters of Credit LC Issuer: Comerica Bank LC Number Beneficiary LC Type Current Amount Issue Date Expire Date Auto Renew OSB405676M WARMINSTER TOWNSHIP PERFORMANCE $691,847.25 3/9/2017 3/16/2023 Y OSB405704M CITY OF NOVI PERFORMANCE $198,678.50 3/13/2017 3/10/2023 Y OSB405715M CITY OF NOVI PERFORMANCE $179,740.00 3/14/2017 3/15/2023 Y OSB405845M CHARTER TOWNSHIP OF CANTON PERFORMANCE $2,925,969.00 4/14/2017 4/13/2023 Y OSB405846M CHARTER TOWNSHIP OF CANTON PERFORMANCE $45,000.00 4/14/2017 4/13/2023 Y OSB406006M CITY OF NOVI TREASURERS OFFICE PERFORMANCE $558,546.50 5/22/2017 5/21/2023 Y OSB406079M WASHTENAW COUNTY ROAD COMMISSION PERFORMANCE $5,000.00 6/14/2017 6/13/2023 Y OSB406095M WASHTENAW COUNTY WATER RESOURCES COMMISSIONER PERFORMANCE $1,260,789.00 6/16/2017 6/15/2023 Y OSB406198M CITY OF NOVI PERFORMANCE $455,978.00 7/10/2017 7/8/2022 Y OSB406232M WASHTENAW COUNTY WATER RESOURCES COMMISSIONER PERFORMANCE $551,930.00 7/20/2017 7/17/2022 Y OSB406276M WAYNE COUNTY PERFORMANCE $250,000.00 8/1/2017 7/27/2022 Y OSB406289M CHARTER TOWNSHIP OF CANTON PERFORMANCE $1,964,075.00 8/3/2017 4/10/2023 Y OSB406552M WAYNE COUNTY PERFORMANCE $150,000.00 10/2/2017 10/1/2022 Y OSB407335M CHARTER PERFORMANCE $498,463.00 3/22/2018 3/19/2023 Y

4889-9733-0207 v.9 Schedule 1.01 - 9 Existing Letters of Credit TOWNSHIP OF CANTON OSB407336M CHARTER TOWNSHIP OF CANTON PERFORMANCE $1,511,708.00 3/22/2018 3/19/2023 Y OSB407798M CITY OF NOVI PERFORMANCE $1,503,758.80 7/11/2018 7/1/2022 Y OSB407992M CHARTER TOWNSHIP OF INDEPENCE PERFORMANCE $3,294,320.00 8/31/2018 8/29/2022 Y OSB408004M CITY CORCORAN PERFORMANCE $402,347.25 9/10/2018 9/9/2022 Y OSB408170M CITY OF CORCORAN PERFORMANCE $918,013.32 10/15/2018 10/14/2022 Y OSB408630M CITY OF NOVI TREASURERS OFFICE PERFORMANCE $228,842.00 1/25/2019 1/24/2023 Y OSB408795M CITY OF NOVI TREASURERS OFFICE PERFORMANCE $890,935.00 3/18/2019 3/15/2023 Y OSB408859M CITY OF SAVAGE MN PERFORMANCE $150,000.00 4/8/2019 4/6/2023 Y OSB408943M CITY OF CORCORAN PERFORMANCE $778,491.09 4/29/2019 4/28/2023 Y OSB409033M WAYNE COUNTY PERFORMANCE $150,000.00 5/22/2019 6/21/2023 Y OSB409061M WASHTENAW COUNTY WATER RESOURCE COMMISSIONER PERFORMANCE $1,486,512.00 6/13/2019 6/12/2023 Y OSB409062M WASHTENAW COUNTY ROAD COMMISSION PERFORMANCE $184,350.00 6/12/2019 6/11/2023 Y OSB409067M CITY OF NOVI- TREASURERS OFFICE PERFORMANCE $538,644.81 6/5/2019 6/5/2023 Y OSB409068M WASHTENAW COUNTY WATER RESOURCES PERFORMANCE $993,821.00 6/5/2019 6/4/2023 Y

4889-9733-0207 v.9 Schedule 1.01 - 10 Existing Letters of Credit COMMISSIONER OSB409733M CITY OF CORCORAN PERFORMANCE $148,643.64 1/27/2020 1/27/2023 Y OSB409990M CITY OF SAVAGE PERFORMANCE $306,215.00 6/17/2020 6/16/2023 Y OSB410043M CITY OF BRIGHTON PERFORMANCE $2,085,280.00 7/14/2020 7/13/2022 Y OSB410050M CITY OF CORCORAN PERFORMANCE $727,290.73 7/14/2020 7/13/2022 Y OSB410130M CHARTER TOWNSHIP OF CANTON PERFORMANCE $1,554,119.00 8/18/2020 8/18/2022 Y OSB410131M CHARTER TOWNSHIP OF CANTON PERFORMANCE $174,500.00 8/18/2020 8/18/2022 Y OSB410137M CHARTER TOWNSHIP OF CANTON PERFORMANCE $138,875.00 8/20/2020 8/19/2022 Y OSB410192M CITY OF CORCORAN PERFORMANCE $365,680.95 9/18/2020 9/17/2022 Y OSB410381M WASHTENAW COUNTY WATER RESOURCES COMMISSION PERFORMANCE $367,729.50 1/26/2021 1/31/2023 Y OSB410382M WASHTENAW COUNTY ROAD COMMISSION PERFORMANCE $43,000.00 1/27/2021 1/31/2023 Y OSB410515M CHARTER TOWNSHIP OF CANTON PERFORMANCE $239,085.00 3/23/2021 3/20/2023 Y OSB410516M CHARTER THOWNSHP OF CANTON PERFORMANCE $3,386,603.00 3/23/2021 3/20/2023 Y OSB410517M CHARTER TOWNSHIP OF CANTON PERFORMANCE $287,369.00 3/23/2021 3/18/2023 Y OSB410611M WASHTENAW COUNTY WATER PERFORMANCE $596,746.00 5/27/2021 5/31/2023 Y

4889-9733-0207 v.9 Schedule 1.01 - 11 Existing Letters of Credit RESOURCES COMMISSION OSB410746M MACOMB TOWNSHIP PERFORMANCE $122,970.50 8/26/2021 6/22/2023 Y OSB410783M CITY OF NOVI PERFORMANCE $131,120.00 9/8/2021 6/22/2023 Y OSB410790M MACOMB COUNTY DEPARTMENT OF ROADS PERFORMANCE $18,344.20 9/15/2021 6/13/2023 Y OSB411052M CHARTER TOWNSHIP OF CANTON FINANCIAL GUARANTEE $2,496,543.00 2/28/2022 2/23/2023 Y TOTAL $35,957,874.04

**LC Issuer: Fifth Third Bank, National Association**

| LC Number | Beneficiary | LC Type | Current Amount | Issue Date | Expire Date | Auto Renew |
|---|---|---|---|---|---|---|
| S504817 | CITY OF PLYMOUTH MN | PERFORMANCE | $93,212.00 | 9/5/2014 | 9/5/2022 | Y |
| S504838 | LOUISVILE-JEFFERSON COUNTY METRO PUBLIC WORKS | MAINTENANCE | $238,000.00 | 9/11/2014 | 9/11/2022 | Y |
| S504896 | WAYNE COUNTY | PERFORMANCE | $50,000.00 | 10/15/2014 | 10/15/2022 | Y |
| S504897 | WAYNE COUNTY | PERFORMANCE | $50,000.00 | 10/15/2014 | 10/15/2022 | Y |
| S504899 | WAYNE COUNTY | PERFORMANCE | $50,000.00 | 10/15/2014 | 10/15/2022 | Y |
| S504900 | WAYNE COUNTY | PERFORMANCE | $50,000.00 | 10/15/2014 | 10/15/2022 | Y |
| S504902 | Charter Township of Brownstown | PERFORMANCE | $50,000.00 | 10/7/2014 | 10/7/2022 | Y |
| S504904 | Charter Township of Brownstown | PERFORMANCE | $20,000.00 | 10/7/2014 | 10/7/2022 | Y |
| S505376 | MICHIGAN DEPARTMENT OF ENVIRONMENTAL QUALITY | FINANCIAL GUARANTEE | $34,500.00 | 2/4/2015 | 2/4/2023 | Y |
| S505546 | WEST VINCENT TOWNSHIP | PERFORMANCE | $643,084.75 | 4/8/2015 | 4/1/2023 | Y |
| S505547 | WEST VINCENT TOWNSHIP | PERFORMANCE | $105,515.04 | 4/8/2015 | 4/1/2023 | Y |
| S506134 | Charter Township of Canton | PERFORMANCE | $125,340.00 | 10/16/2015 | 10/16/2022 | Y |
| S506135 | CHARTER TOWNSHIP OF CANTON | PERFORMANCE | $150,000.00 | 10/16/2015 | 10/16/2022 | Y |
| S506620 | ORION TOWNSHIP | PERFORMANCE | $500,000.00 | 6/20/2016 | 6/20/2023 | Y |
| S506631 | HILLTOWN TOWNSHIP | PERFORMANCE | $1,553,217.97 | 6/22/2016 | 6/22/2023 | Y |

Schedule 1.01 - 12
Existing Letters of Credit

4889-9733-0207 v.9

4889-9733-0207 v.9 Schedule 1.01 - 13 Existing Letters of Credit S506670 CITY OF DAYTON MN PERFORMANCE $15,206.00 7/14/2016 7/14/2022 Y S506702 CHARTER TOWNSHIP OF CANTON PERFORMANCE $583,400.00 8/3/2016 8/3/2022 Y S506705 CHARTER TOWNSHIP OF CANTON PERFORMANCE $130,140.00 8/3/2016 8/3/2022 Y S506713 CITY OF DAYTON MN PERFORMANCE $224,065.87 8/5/2016 8/5/2022 Y S506725 CHARTER TOWNSHIP OF NORTHVILLE PERFORMANCE $439,925.00 8/15/2016 8/15/2022 Y S506731 CITY OF PLYMOUTH PERFORMANCE $122,040.00 8/16/2016 8/16/2022 Y S506762 VILLAGE OF WILLOWBROOK PERFORMANCE $190,488.00 9/15/2016 9/15/2022 Y S506932 LOUISVILLE- JEFFERSON COUNTY METRO PUBLIC WORKS PERFORMANCE $3,000.00 1/11/2017 1/11/2023 Y S506938 CHARTER TOWNSHIP OF NORTHVILLE PERFORMANCE $154,158.00 1/18/2017 1/18/2023 Y S506946 CHARTER TOWNSHIP OF CANTON PERFORMANCE $467,288.00 1/23/2017 1/23/2023 Y S506948 WEST VINCENT TOWNSHIP PERFORMANCE $449,788.87 1/20/2017 2/1/2023 Y S506958 CHARTER TOWNSHIP OF CANTON PERFORMANCE $126,386.00 2/1/2017 2/1/2023 Y S507052 CHARTER TOWNSHIP OF ORION PERFORMANCE $500,000.00 4/7/2017 4/7/2023 Y S507115 WEST VINCENT TOWNSHIP PERFORMANCE $395,688.86 5/24/2017 6/1/2023 Y

| | | | | | | |
|---|---|---|---|---|---|---|
| S507120 | CITY OF PLYMOUTH MN | PERFORMANCE | $53,802.00 | 5/25/2017 | 5/25/2023 | Y |
| S507148 | PGP TITLE INC DBA PGP CLOSING SERVICES | FINANCIAL GUARANTEE | $175,000.00 | 6/14/2017 | 6/14/2023 | Y |
| S507151 | PGP TITLE INC DBA PGP CLOSING SERVICES | FINANCIAL GUARANTEE | $50,000.00 | 6/14/2017 | 6/14/2023 | Y |
| S507187 | CITY OF PLYMOUTH | PERFORMANCE | $11,779.00 | 7/7/2017 | 7/7/2022 | Y |
| S507210 | CITY OF WHEATON | PERFORMANCE | $171,017.29 | 7/21/2017 | 7/21/2022 | Y |
| S507308 | CITY OF LAKE ELMO | PERFORMANCE | $114,100.00 | 9/15/2017 | 11/30/2022 | Y |
| S507320 | VALLEY BRANCH WATERSHED DISTRICT (VBWD) | PERFORMANCE | $434,317.00 | 9/25/2017 | 9/21/2022 | Y |
| S507330 | CITY OF LAKE ELMO | PERFORMANCE | $2,985,833.00 | 10/2/2017 | 11/30/2022 | Y |
| S507456 | PGP TITLE INC | FINANCIAL GUARANTEE | $50,000.00 | 1/19/2018 | 1/19/2023 | Y |
| S507520 | PGP TITLE INC DBA PGP CLOSING SERVICES (PA) | FINANCIAL GUARANTEE | $287,500.00 | 4/6/2020 | 9/1/2022 | |
| S507552 | LOUISVILLE-METRO PUBLIC WORKS & ASSETS | PERFORMANCE | $3,000.00 | 3/29/2018 | 3/29/2023 | Y |
| S507565 | CITY OF PLYMOUTH | PERFORMANCE | $99,711.00 | 4/10/2018 | 4/10/2023 | Y |
| S507568 | VILLAGE OF BLOOMINGDALE | PERFORMANCE | $1,036,158.82 | 5/3/2018 | 5/3/2023 | Y |
| S507584 | CITY OF PLYMOUTH | PERFORMANCE | $117,056.00 | 4/25/2018 | 4/25/2023 | Y |
| S507713 | FIRST AMERICAN TITLE INSURANCE COMPANY AS ESCROW AGENT | FINANCIAL GUARANTEE | $100,000.00 | 8/3/2018 | 8/3/2022 | Y |

Schedule 1.01 - 14
Existing Letters of Credit

4889-9733-0207 v.9

4889-9733-0207 v.9 Schedule 1.01 - 15 Existing Letters of Credit S507727 CITY OF PLYMOUTN PERFORMANCE $266,815.00 8/23/2018 8/23/2022 Y S507743 CITY OF LAKE ELMO PERFORMANCE $436,763.00 9/11/2018 9/11/2022 Y S507744 CITY OF MEDINA MN PERFORMANCE $523,818.00 9/12/2018 9/12/2022 Y S507793 FIRST AMERICAN TITLE INSURANCE COMPANY AS ESCROW AGENT FINANCIAL GUARANTEE $300,000.00 10/24/2018 10/24/2022 Y S507814 TOWNSHIP OF UPPER SWYNEDD PERFORMANCE $796,341.32 11/8/2018 11/8/2022 Y S507924 LOUISVILLE- JEFFERSON COUNTY METRO PULIC WORKS PERFORMANCE $3,000.00 2/13/2019 2/13/2023 Y S507981 CITY OF WOODBURY PERFORMANCE $77,625.00 4/1/2019 4/1/2023 Y S507982 COMMONWEALTH OF PENNSYLVANIA DOT PERFORMANCE $370,878.00 4/9/2019 10/19/2022 Y S507984 CITY OF DAYTON PERFORMANCE $516,950.10 4/8/2019 4/8/2023 Y S507998 CHARTER TOWNSHIP OF ORION PERFORMANCE $336,200.00 4/12/2019 4/12/2023 Y S507999 CHARTER TOWNSHIP OF ORION PERFORMANCE $1,780,000.00 4/12/2019 4/12/2023 Y S508025 LOUISVILLE- JEFFERSON COUNTY METRO PUBLIC WORKS PERFORMANCE $3,000.00 4/29/2019 4/29/2023 Y S508619 COMMONWEALTH OF PENNSYLVANIA DEPARTMENT OF TRANSPORTION PERFORMANCE $1,070,967.00 6/14/2019 5/22/2023 Y

4889-9733-0207 v.9 Schedule 1.01 - 16 Existing Letters of Credit S508653 CITY OF PLYMOUTH PERFORMANCE $321,103.00 6/19/2019 6/19/2023 Y S508663 CITY OF WOODBURY MN PERFORMANCE $700,000.00 6/25/2019 6/25/2023 Y S508664 CITY OF WOODBURY MN PERFORMANCE $172,800.00 6/25/2019 6/25/2023 Y S508746 CITY OF RALEIGH PERFORMANCE $150,000.00 8/21/2019 8/21/2022 Y S508753 CITY OF PLYMOUTH PERFORMANCE $127,521.00 8/26/2019 8/26/2022 Y S508761 LOUISVILLE- JEFFERSON COUNTY METRO PUBLIC WORKS PERFORMANCE $3,000.00 8/30/2019 8/30/2022 Y S508819 CIT OF NEW BRIGHTON PERFORMANCE $332,616.25 10/11/2019 10/11/2022 Y S508827 CITY OF LAKE ELMO PERFORMANCE $335,500.00 10/18/2019 11/30/2022 Y S509000 COUCH BRANSDORF INSURANCE COMPANY INC AS ESCROW AGENT FINANCIAL GUARANTEE $500,000.00 2/19/2020 9/1/2022 S509132 CITY OF LAKE ELMO PERFORMANCE $1,967,598.00 6/24/2020 6/24/2023 Y S509149 CITY OF WOODBURY PERFORMANCE $297,625.00 7/2/2020 7/2/2022 Y S509150 CITY OF WOODBURY PERFORMANCE $453,750.00 7/2/2020 7/2/2022 Y S509156 CITY OF LAKE ELMO PERFORMANCE $1,555,228.00 7/13/2020 7/9/2022 Y S509191 CITY OF PLYMOUTH PERFORMANCE $576,866.00 8/18/2020 8/18/2022 Y S509238 LOUISVILLE- JEFFERSON COUNTY METRO PUBLIC WORKS PERFORMANCE $3,000.00 10/2/2020 10/2/2022 Y

4889-9733-0207 v.9 Schedule 1.01 - 17 Existing Letters of Credit S509250 CITY OF CHASKA PERFORMANCE $1,351,176.00 10/6/2020 10/6/2022 Y S509298 CITY OF APPLE VALLEY PERFORMANCE $74,650.00 11/10/2020 11/10/2022 Y S509330 LOUISVILLE- JEFFERSON COUNTY METRO PUBLIC WORKS PERFORMANCE $3,000.00 11/27/2020 11/27/2022 Y S509364 SAUL EWING ARNSTEIN & LEHR, LLP FINANCIAL GUARANTEE $500,000.00 12/23/2020 12/23/2023 S509456 HERB REAL ESTATE INC AS ESCROW AGENT FINANCIAL GUARANTEE $100,000.00 3/5/2021 5/1/2024 S509480 HIGH RIDGE TITLE GROUP LLC FINANCIAL GUARANTEE $560,000.00 3/30/2021 3/30/2023 Y S509486 CITY OF BLAINE PERFORMANCE $230,000.00 4/5/2021 4/5/2023 Y S509502 CHARTER TOWNSHIP OF ORION PERFORMANCE $1,018,200.00 4/21/2021 4/16/2023 Y S509503 CHARTER TOWNSHIP OF ORION PERFORMANCE $81,016.00 4/21/2021 4/16/2023 Y S509514 PA DOT PERFORMANCE $1,142,856.66 5/25/2021 5/25/2024 Y S509523 LANCASTER COUNTY PLANNING DEPARTMENT PERFORMANCE $217,878.75 5/12/2021 5/12/2023 Y S509530 CITY OF LAKE ELMO PERFORMANCE $1,699,861.00 5/14/2021 5/14/2023 Y S509531 CITY OF MEDINA PERFORMANCE $2,784,743.78 5/13/2021 5/13/2023 Y S509544 CITY OF ARMINGTON HILLS PERFORMANCE $302,655.00 6/10/2021 6/10/2023 Y S509572 SECURITY ABSTRACT OF PA INC AS ESCROW FINANCIAL GUARANTEE $100,000.00 6/21/2021 6/21/2023 Y

4889-9733-0207 v.9 Schedule 1.01 - 18 Existing Letters of Credit AGENT S509580 CITY OF APPLE VALLEY PERFORMANCE $678,875.00 7/6/2021 7/6/2022 Y S509604 CITY OF APPLE VALLEY PERFORMANCE $707,760.00 7/30/2021 7/30/2022 Y S509619 LYON TOWNSHIP PERFORMANCE $304,489.00 8/16/2021 6/1/2023 Y S509622 CHARTER TOWNSHIP OF NORTHVILLE PERFORMANCE $185,115.00 8/10/2021 8/10/2023 Y S509631 SECURITY ABSTRACT OF PA INC FINANCIAL GUARANTEE $650,000.00 8/19/2021 8/19/2022 Y S509637 CITY OF WOODBURY PERFORMANCE $82,375.00 8/25/2021 8/25/2022 Y S509638 CITY OF WOODBURY PERFORMANCE $1,421,875.00 8/25/2021 8/25/2022 Y S509684 CITY OF CORCORAN PERFORMANCE $2,737,174.38 9/27/2021 9/27/2022 Y S509686 LOUISVILLE- JEFFERSON COUNTY METRO PUBLIC WORKS PERFORMANCE $3,000.00 9/28/2021 9/28/2022 Y S509728 CITY OF CORCORAN PERFORMANCE $8,491,843.54 11/9/2021 11/9/2022 Y S509775 CHARTER TOWNSHIP OF NORTHVILLE PERFORMANCE $70,000.00 12/15/2021 12/15/2023 Y S509817 LANCASTER COUNTY PLANNING DEPARTMENT PERFORMANCE $209,751.25 1/10/2022 1/10/2023 Y S509826 LOUISVILLE- JEFFERSON COUNTY METRO PUBLIC WORKS PERFORMANCE $3,000.00 1/13/2022 1/13/2023 Y S509828 LYON TOWNSHIP PERFORMANCE $425,500.00 1/18/2022 1/18/2023 Y

4889-9733-0207 v.9 Schedule 1.01 - 19 Existing Letters of Credit S509829 LYON TOWNSHIP PERFORMANCE $236,000.00 1/18/2022 1/18/2023 Y S509855 CITY OF CORCORAN PERFORMANCE $850,187.00 1/31/2022 1/31/2023 Y S509862 LOUISVILLE- JEFFERSON COUNTY METRO PUBLIC WORKS PERFORMANCE $3,000.00 2/9/2022 2/9/2023 Y S509909 PGP TITLE INC. DBA PGP CLOSING FINANCIAL GUARANTEE $200,000.00 3/21/2022 3/21/2023 Y S509926 LANCASTER COUNTY PLANNING DEPARTMENT PERFORMANCE $47,141.70 4/15/2022 4/15/2024 Y S509939 CITY OF CORCORAN PERFORMANCE $514,637.33 4/14/2022 4/14/2023 Y S509951 CITY OF CHASKA PERFORMANCE $5,676,374.90 4/19/2022 4/19/2023 Y S509964 SECURITY ABSTRACT OF PA INC FINANCIAL GUARANTEE $750,000.00 4/28/2022 12/31/2022 Y S510016 CITY OF FARMINGTON HILLS PERFORMANCE $136,792.00 5/25/2022 5/25/2024 Y S510037 LOUISVILLE- JEFFERSON COUNTY METRO PUBLIC WORKS PERFORMANCE $3,000.00 6/7/2022 6/7/2023 Y TOTAL $61,736,611.43

4889-9733-0207 v.9 Schedule 1.01 - 20 Existing Letters of Credit LC Issuer: JP Morgan Chase LC Number Beneficiary LC Type Current Amount Issue Date Expire Date Auto Renew NUSCGS018936 CITY OF NAPERVILLE PERFORMANCE $320,919.50 5/16/2019 3/28/2023 Y NUSCGS018937 CITY OF NAPERVILLE IL PERFORMANCE $73,801.75 5/20/2019 12/31/2022 Y NUSCGS018940 CITY OF NAPEVILLE PERFORMANCE $345,247.37 1/15/2020 12/31/2023 Y NUSCGS018941 CITY OF NAPERVILLE PERFORMANCE $16,005.00 1/22/2020 12/31/2023 Y NUSCGS018942 CITY OF NAPERVILLE PERFORMANCE $770.00 5/1/2020 5/1/2023 Y NUSCGS018943 CITY OF NAPERVILLE PERFORMANCE $186,772.85 5/1/2020 5/1/2023 Y NUSCGS018944 CITY OF NAPERVILLE PERFORMANCE $1,342,852.45 6/9/2021 6/8/2023 Y NUSCGS035197 CITY OF NAPERVILLE PERFORMANCE $6,938,483.26 7/26/2021 6/1/2023 Y NUSCGS035198 CITY OF NOVI PERFORMANCE $4,645,627.76 9/23/2021 9/22/2022 Y NUSCGS035199 PGP TITLE INC DBA PGP CLOSING FINANCIAL GUARANTEE $150,000.00 11/3/2021 10/21/2022 Y NUSCGS035200 CITY OF NAPERVILLE PERFORMANCE $1,167,131.68 4/14/2022 5/31/2023 Y NUSCGS035201 CITY OF NAPERVILLE PERFORMANCE $39,539.50 4/14/2022 5/31/2023 Y NUSCGS035202 CITY OF NAPERVILLE PERFORMANCE $34,221.00 4/14/2022 5/31/2023 Y NUSCGS035204 BNP PARIBAS BACKSTOP LC $29,568,551.22 6/9/2022 9/7/2023 Y TOTAL $44,829,923.34

**LC Issuer: PNC Bank**

| LC Number | Beneficiary | LC Type | Current Amount | Issue Date | Expire Date | Auto Renew |
|---|---|---|---|---|---|---|
| 18103078 | Upper Macungie Township | PERFORMANCE | $498,642.29 | 4/5/2006 | 4/6/2023 | Y |
| 18113919 | TOWNSHIP OF UPPER MACUNGIE | PERFORMANCE | $50,000.06 | 10/14/2010 | 10/14/2022 | Y |
| 18113920 | TOWNSHIP OF UPPER MACUNGIE | PERFORMANCE | $30,000.00 | 10/14/2010 | 10/14/2022 | Y |
| 18113921 | TOWNSHIP OF UPPER MACUNGIE | PERFORMANCE | $120,000.00 | 10/14/2010 | 10/14/2022 | Y |
| 18113922 | TOWNSHIP OF UPPER MACUNGIE | PERFORMANCE | $120,000.00 | 10/14/2010 | 10/14/2022 | Y |
| 18122076 | JBG/LANDBAY G L.L.C. | FINANCIAL GUARANTEE | $7,698,254.97 | 8/14/2014 | 8/14/2022 | Y |
| 18126161 | VILLAGE OF WOODRIDGE | PERFORMANCE | $160,933.53 | 8/5/2016 | 8/5/2022 | Y |
| 18126248 | BALTIMORE COUNTY | PERFORMANCE | $180,774.00 | 9/20/2016 | 9/20/2022 | Y |
| 18126459 | BALTIMORE COUNTY | PERFORMANCE | $3,500.00 | 9/20/2016 | 9/20/2022 | Y |
| 18126460 | BALTIMORE COUNTY | PERFORMANCE | $41,382.00 | 9/20/2016 | 9/20/2022 | Y |
| 18127170 | BOARD OF SUPERVISORS OF FAIR FAIRFAX COUNTY VA | PERFORMANCE | $190,500.00 | 1/26/2017 | 6/13/2023 | Y |
| 18128634 | VILLAGE OF WOODRIDGE | PERFORMANCE | $184,194.42 | 9/27/2017 | 9/27/2022 | Y |
| 18130805 | TOWNSHIP OF WORCESTER | PERFORMANCE | $930,728.95 | 10/10/2018 | 10/10/2022 | Y |
| 18130806 | TOWNSHIP OF WORCESTER | PERFORMANCE | $767,557.83 | 10/10/2018 | 10/10/2022 | Y |
| 18131553 | VILLAGE OF WOODRIDGE | PERFORMANCE | $19,509.50 | 4/9/2019 | 4/9/2023 | Y |
| 18103078 | Upper Macungie | PERFORMANCE | $498,642.29 | 4/5/2006 | 4/6/2023 | Y |

Schedule 1.01 - 21
Existing Letters of Credit

4889-9733-0207 v.9

4889-9733-0207 v.9 Schedule 1.01 - 22 Existing Letters of Credit Township 18113919 TOWNSHIP OF UPPER MACUNGIE PERFORMANCE $50,000.06 10/14/2010 10/14/2022 Y 18113920 TOWNSHIP OF UPPER MACUNGIE PERFORMANCE $30,000.00 10/14/2010 10/14/2022 Y 18113921 TOWNSHIP OF UPPER MACUNGIE PERFORMANCE $120,000.00 10/14/2010 10/14/2022 Y 18113922 TOWNSHIP OF UPPER MACUNGIE PERFORMANCE $120,000.00 10/14/2010 10/14/2022 Y 18122076 JBG/LANDBAY G L.L.C. FINANCIAL GUARANTEE $7,698,254.97 8/14/2014 8/14/2022 Y 18126161 VILLAGE OF WOODRIDGE PERFORMANCE $160,933.53 8/5/2016 8/5/2022 Y 18126248 BALTIMORE COUNTY PERFORMANCE $180,774.00 9/20/2016 9/20/2022 Y 18126459 BALTIMORE COUNTY PERFORMANCE $3,500.00 9/20/2016 9/20/2022 Y 18126460 BALTIMORE COUNTY PERFORMANCE $41,382.00 9/20/2016 9/20/2022 Y 18127170 BOARD OF SUPERVISORS OF FAIR FAIRFAX COUNTY VA PERFORMANCE $190,500.00 1/26/2017 6/13/2023 Y 18128634 VILLAGE OF WOODRIDGE PERFORMANCE $184,194.42 9/27/2017 9/27/2022 Y 18130805 TOWNSHIP OF WORCESTER PERFORMANCE $930,728.95 10/10/2018 10/10/2022 Y 18130806 TOWNSHIP OF WORCESTER PERFORMANCE $767,557.83 10/10/2018 10/10/2022 Y 18131553 VILLAGE OF WOODRIDGE PERFORMANCE $19,509.50 4/9/2019 4/9/2023 Y TOTAL $10,995,977.55

**LC Issuer: Truist Bank**

| LC Number | Beneficiary | LC Type | Current Amount | Issue Date | Expire Date | Auto Renew |
|---|---|---|---|---|---|---|
| 70000000 | CITY OF FRANKLIN | PERFORMANCE | $167,750.00 | 5/12/2014 | 5/12/2023 | Y |
| 70000060 | CITY OF LEBANON | PERFORMANCE | $170,000.00 | 5/28/2014 | 5/27/2023 | Y |
| 70000192 | CITY OF FRANKLIN | PERFORMANCE | $108,500.00 | 7/25/2014 | 7/25/2022 | Y |
| 70000434 | CITY OF LEBANON | PERFORMANCE | $179,000.00 | 10/21/2014 | 10/21/2022 | Y |
| 70001057 | CITY OF LEBANON ENGINEERING DEPARTMENT | PERFORMANCE | $651,000.00 | 6/23/2015 | 6/23/2023 | Y |
| 70001058 | CITY OF LEBANON ENGINEERING DEPARTMENT | PERFORMANCE | $190,000.00 | 6/23/2015 | 6/23/2023 | Y |
| 70001060 | CITY OF FRANKLIN | PERFORMANCE | $433,750.00 | 6/23/2015 | 6/23/2023 | Y |
| 70001376 | TOWN OF JUPITER | PERFORMANCE | $520,000.00 | 10/30/2015 | 10/28/2022 | Y |
| 70001751 | CITY OF FRANKLIN TENNESSEE AND/OR THE FRANKLIN MUNICIPAL PLANNIN | PERFORMANCE | $451,000.00 | 5/11/2016 | 5/12/2023 | Y |
| 70001923 | CITY OF LEBANON ENGINEERING DEPARTMENT | PERFORMANCE | $192,000.00 | 7/25/2016 | 7/25/2022 | Y |
| 70001924 | CITY O FLEBANON ENGINEERING DEPARTMENT | PERFORMANCE | $918,000.00 | 7/25/2016 | 7/25/2022 | Y |
| 70002305 | CITY OF BRENTWOOD | PERFORMANCE | $53,267.00 | 1/30/2017 | 1/30/2023 | Y |
| 70002519 | CITY OF FRANKLIN | PERFORMANCE | $1,549,650.00 | 5/12/2017 | 5/11/2023 | Y |
| 70002531 | CITY OF BRENTWOOD TN | PERFORMANCE | $87,007.00 | 5/18/2017 | 5/18/2023 | Y |

Schedule 1.01 - 23
Existing Letters of Credit

4889-9733-0207 v.9

| | | | | | | |
|---|---|---|---|---|---|---|
| 70002595 | HOLLAND & KNIGHT LLP | FINANCIAL GUARANTEE | $1,452,027.50 | 6/28/2017 | 6/28/2023 | Y |
| 70002677 | CITY OF LEBANON ENGINEERING DEPARTMENT | PERFORMANCE | $300,000.00 | 8/21/2017 | 8/21/2022 | Y |
| 70002678 | CITY OF LEBANON ENGINEERING DEPARTMENT | PERFORMANCE | $600,000.00 | 8/21/2017 | 8/21/2022 | Y |
| 70002690 | CITY OF HENDERSONVILLE | PERFORMANCE | $140,000.00 | 8/25/2017 | 8/25/2022 | Y |
| 70002812 | CITY OF MT JULIET | PERFORMANCE | $177,703.50 | 10/24/2017 | 10/23/2022 | Y |
| 70002813 | CITY OF MT JULIET | PERFORMANCE | $498,394.50 | 10/24/2017 | 10/23/2022 | Y |
| 70002814 | CITY OF MT JULIET | PERFORMANCE | $316,978.17 | 10/24/2017 | 10/23/2022 | Y |
| 70003155 | ICARD MERRILL AS ESCROW AGENT | FINANCIAL GUARANTEE | $1,872,007.50 | 7/16/2018 | 7/23/2022 | Y |
| 70003206 | CITY OF HENDERSONVILLE | PERFORMANCE | $672,500.00 | 5/8/2018 | 5/8/2023 | Y |
| 70003479 | CITY OF MT JULIET PUBLIC WORKS DEPT | PERFORMANCE | $194,098.50 | 8/23/2018 | 8/23/2022 | Y |
| 70003480 | CITY OF MT JULIET PUBLIC WORKS DEPARTMENT | PERFORMANCE | $409,327.51 | 8/23/2018 | 8/23/2022 | Y |
| 70003660 | GRAY ROBINSON PA AS ESCROW AGENT | FINANCIAL GUARANTEE | $681,206.44 | 11/16/2018 | 11/16/2022 | Y |
| 70003790 | FIRST AMERICAN TITLE INSURANCE COMPANY AS ESCROW AGENT | FINANCIAL GUARANTEE | $697,620.00 | 1/25/2019 | 1/25/2023 | Y |
| 70003833 | CITY OF LEBANON ENGINEERING DEPARTMENT | PERFORMANCE | $671,500.00 | 2/20/2019 | 2/20/2023 | Y |
| 70003834 | CITY OF LEBANON ENGINEERING DEPARTMENT | PERFORMANCE | $149,000.00 | 2/20/2019 | 2/20/2023 | Y |

Schedule 1.01 - 24
Existing Letters of Credit

4889-9733-0207 v.9

4889-9733-0207 v.9 Schedule 1.01 - 25 Existing Letters of Credit 70003862 ORANGE COUNTY FL C/O ORANGE COUNTY DEV ENG PERFORMANCE $91,701.78 3/20/2019 7/7/2022 70004100 WINDERWEEDLE, HAINES, WARD AND WOODMAN PA WAS ESCROW AGENT FINANCIAL GUARANTEE $361,800.00 7/3/2019 7/3/2022 Y 70004240 CITY OF BRENTWOOD PERFORMANCE $461,679.00 9/19/2019 9/20/2022 Y 70004417 FIRST AMERICAN TITLE INSURANCE COMPANY AS ESCROW AGENT FINANCIAL GUARANTEE $1,167,190.83 12/4/2019 12/4/2022 Y 70004427 BROWARD COUNTY BOARD OF COUNTY COMMISSIONERS PERFORMANCE $21,400.00 12/20/2019 12/20/2022 Y 70004545 CITY OF HOLLYWOOD FL, BY AN THROUGH TREASURY DIVISION PERFORMANCE $52,924.00 2/4/2020 12/31/2022 Y 70004573 CITY OF HENDERSONVILLE PERFORMANCE $535,100.00 2/19/2020 2/19/2023 Y 70004631 COUNTY ADMINISTRATOR BROWARD COUNTY BOARD OF COUNTY COMMISSIONER PERFORMANCE $1,659,000.00 3/18/2020 3/18/2023 Y 70004710 FIDELITY NATIONAL INSURANCE COMPANY FINANCIAL GUARANTEE $10,000,000.00 5/18/2020 5/18/2023 Y 70004769 ORANGE COUNTY PUBLIC WORKS PERFORMANCE $189,633.43 8/25/2020 4/25/2023 Y

| | | | | | | |
|---|---|---|---|---|---|---|
| 70004898 | CITY OF COLUMBIA | PERFORMANCE | $390,000.00 | 9/17/2020 | 9/15/2022 | Y |
| 70004902 | ORANGE COUNTY | PERFORMANCE | $74,717.40 | 10/7/2020 | 7/7/2022 | |
| 70004951 | CITY OF HOLLYWOOD | PERFORMANCE | $549,240.00 | 11/6/2020 | 1/6/2023 | Y |
| 70004952 | CITY OF HOLLYWOOD | PERFORMANCE | $1,099,713.00 | 11/6/2020 | 11/6/2022 | Y |
| 70004960 | CITY OF HOLLYWOOD | PERFORMANCE | $52,020.00 | 11/6/2020 | 11/6/2022 | Y |
| 70004961 | CITY OF HOLLYWOOD | PERFORMANCE | $60,000.00 | 11/6/2020 | 11/6/2022 | Y |
| 70004962 | CITY OF HOLLYWOOD | PERFORMANCE | $1,145,910.00 | 11/6/2020 | 11/9/2022 | Y |
| 70004963 | CITY OF HOLLYWOOD | PERFORMANCE | $1,050,000.00 | 11/6/2020 | 11/6/2022 | Y |
| 70004986 | CITY OF MT JULIET PUBLIC WORKS DEPT | PERFORMANCE | $91,434.00 | 11/23/2020 | 11/23/2022 | Y |
| 70004987 | CITY OF MT JULIET | PERFORMANCE | $285,372.59 | 11/23/2020 | 11/23/2022 | Y |
| 70005024 | CITY OF LEBANON ENGINEERING DEPARTMENT | PERFORMANCE | $620,265.00 | 12/17/2020 | 12/17/2022 | Y |
| 70005025 | CITY OF LEBANON ENGINEERING DEPT | PERFORMANCE | $1,900,360.00 | 12/17/2020 | 12/17/2022 | Y |
| 70005093 | ORANGE COUNTY FL | PERFORMANCE | $279,390.00 | 2/24/2021 | 3/15/2023 | Y |
| 70005121 | ORANGE COUNTY | PERFORMANCE | $29,700.00 | 2/23/2021 | 2/23/2023 | Y |
| 70005129 | SCHUTTS & BOWEN LLP AS ESCROW AGENT | FINANCIAL GUARANTEE | $100,000.00 | 2/9/2021 | 2/9/2023 | Y |
| 70005196 | ORANGE COUNTY | PERFORMANCE | $2,843,902.85 | 3/29/2021 | 4/8/2023 | Y |
| 70005240 | CITY OF LEBANON | PERFORMANCE | $104,000.00 | 4/13/2021 | 4/13/2023 | Y |
| 70005241 | CITY OF LEBANON ENGINEERING | PERFORMANCE | $749,000.00 | 4/13/2021 | 4/13/2023 | Y |

Schedule 1.01 - 26
Existing Letters of Credit

4889-9733-0207 v.9

4889-9733-0207 v.9 Schedule 1.01 - 27 Existing Letters of Credit DEPARTMENT 70005242 CITY OF COLUMBIA PERFORMANCE $254,000.00 4/16/2021 4/16/2023 Y 70005253 SCHUTTS & BOWEN LLC AS ESCROW AGENT FINANCIAL GUARANTEE $250,000.00 4/21/2021 4/21/2023 Y 70005282 GRIMES HAWKINS GLADFELTER & GALVANO PL AS ESCROW AGENT FINANCIAL GUARANTEE $1,200,000.00 5/11/2021 5/11/2023 Y 70005283 CITY OF MT JULIET PUBLIC WORKS DEPT PERFORMANCE $378,974.22 5/5/2021 5/5/2023 Y 70005284 CITY OF MTJULIET PUBLIC WORKS DETP PERFORMANCE $131,724.00 5/5/2021 5/5/2023 Y 70005313 FIRST AMERICAN TITLE INSURANCE COMPANY FINANCIAL GUARANTEE $1,000,000.00 5/26/2021 5/26/2023 Y 70005314 BROWARD COUNTY PERFORMANCE $70,000.00 5/28/2021 5/28/2023 Y 70005385 SHUTTS, & BOWEN LLP AS ESCROW AGENT FINANCIAL GUARANTEE $1,304,039.57 6/25/2021 6/23/2023 Y 70005427 ORANGE COUNTY, FLORIDA PERFORMANCE $183,000.00 10/13/2021 10/13/2022 Y 70005484 SHUTTS & BOWEN LLP AS ESCROW AGENT FINANCIAL GUARANTEE $1,250,000.00 8/16/2021 8/16/2023 Y 70005488 DEAN, MEAD, EGERTON, BLOODWORTH, CAPOUANO & BOZARTH PA FINANCIAL GUARANTEE $457,500.00 8/18/2021 8/18/2022 Y 70005505 TOWN OF MONTVERDE PERFORMANCE $579,867.00 8/24/2021 8/24/2022 Y

| | | | | | | |
|---|---|---|---|---|---|---|
| 70005539 | WEST WILSON UTILITY | PERFORMANCE | $470,550.00 | 9/9/2021 | 6/22/2023 | |
| 70005601 | ORANGE COUNTY | PERFORMANCE | $182,070.00 | 12/13/2021 | 12/13/2022 | Y |
| 70005612 | HENDERSON, FRANKLIN, STARNES & HOLT PA AS ESCROW AGENT | FINANCIAL GUARANTEE | $2,225,000.00 | 10/19/2021 | 10/19/2022 | Y |
| 70005642 | CITY OF CAPE CORAL | PERFORMANCE | $1,239,685.70 | 11/19/2021 | 11/19/2022 | Y |
| 70005645 | CITY OF COLUMBIA | PERFORMANCE | $207,000.00 | 11/8/2021 | 11/8/2022 | Y |
| 70005673 | ORANGE COUNTY | PERFORMANCE | $237,552.91 | 11/19/2021 | 12/1/2022 | Y |
| 70005732 | CITY OF COLUMBIA | PERFORMANCE | $372,000.00 | 12/6/2021 | 12/6/2022 | Y |
| 70005747 | WHARTON LAW GROPU PA AS ESCROW AGENT | FINANCIAL GUARANTEE | $500,000.00 | 12/9/2021 | 12/9/2022 | Y |
| 70005804 | SONTERRA MUNICIPAL UTILITY DISTRICT | PERFORMANCE | $2,005,343.00 | 1/21/2022 | 10/1/2022 | Y |
| 75000324 | SHUTTS & BOWEN LLP | FINANCIAL GUARANTEE | $50,000.00 | 2/28/2022 | 2/28/2023 | Y |
| 75000325 | SHUTTS & BOWEN LLP | FINANCIAL GUARANTEE | $175,000.00 | 2/28/2022 | 2/28/2023 | Y |
| 75000407 | ORANGE COUNTY FLORIDA | PERFORMANCE | $21,869.03 | 4/5/2022 | 7/21/2022 | Y |
| 75000432 | FIRST AMERICAN TITLE INSURANCE COMPANY | FINANCIAL GUARANTEE | $1,500,000.00 | 4/11/2022 | 7/1/2024 | Y |
| 75000455 | GRAYROBINSON PA | FINANCIAL GUARANTEE | $1,750,000.00 | 4/18/2022 | 4/18/2023 | Y |
| F850313 | State of New Jersey | FINANCIAL GUARANTEE | $300,000.00 | 6/7/2007 | 6/10/2023 | Y |
| F854137 | Falk Law Firm PA | FINANCIAL GUARANTEE | $3,000,000.00 | 10/7/2009 | 10/8/2022 | Y |

Schedule 1.01 - 28
Existing Letters of Credit

4889-9733-0207 v.9

4889-9733-0207 v.9 Schedule 1.01 - 29 Existing Letters of Credit F854351 City of Lebanon PERFORMANCE $183,000.00 1/11/2010 1/11/2023 Y F854699 CITY OF LEBANON ENGINEERING DEPARTMENT PERFORMANCE $217,500.00 6/18/2010 6/18/2023 Y F856544 City of Franklin PERFORMANCE $51,000.00 5/16/2013 5/16/2023 Y F856751 CITY OF LEBANON PERFORMANCE $320,000.00 10/10/2013 10/8/2022 Y F856752 CITY OF LEBANON PERFORMANCE $221,500.00 10/10/2013 10/8/2022 Y F856797 City of Franklin PERFORMANCE $25,000.00 11/8/2013 11/8/2022 Y F856884 CITY OF FRANKLIN PERFORMANCE $253,750.00 1/17/2014 11/7/2022 Y F856929 CITY OF FRANKLIN PERFORMANCE $315,000.00 2/21/2014 2/18/2023 Y F856981 CITY OF LEBANON PERFORMANCE $134,000.00 3/26/2014 3/25/2023 Y TOTAL $63,484,666.93

**LC Issuer: Wells Fargo Bank NA**

| LC Number | Beneficiary | LC Type | Current Amount | Issue Date | Expire Date | Auto Renew |
|---|---|---|---|---|---|---|
| IS000010508U | CITY OF PRIOR LAKE | PERFORMANCE | $221,530.00 | 8/14/2017 | 8/14/2022 | Y |
| IS000010510U | CITY OF PRIOR LAKE | PERFORMANCE | $638,221.20 | 8/14/2017 | 8/14/2022 | Y |
| IS000049139U | CITY OF PRIOR LAKE COMMUNITY DEVELOPMENT | PERFORMANCE | $517,929.12 | 7/20/2018 | 7/20/2022 | Y |
| IS000077045U | TOWN OF FUQUAY-VARNIA | PERFORMANCE | $56,568.75 | 3/20/2019 | 3/20/2023 | Y |
| IS000077048U | TOWN OF FUQUAY-VARNIA | PERFORMANCE | $73,156.32 | 3/20/2019 | 3/20/2023 | Y |
| IS000086747U | INDIAN RIVER COUNTY | PERFORMANCE | $262,385.00 | 6/12/2019 | 9/18/2023 | Y |
| IS000089249U | CITY OF MAPLE GROVE DCOMMUNITY DEV | PERFORMANCE | $83,000.00 | 7/10/2019 | 2/1/2023 | Y |
| IS000089257U | CITY OF MAPLE GROVE DCOMMUNITY DEV | PERFORMANCE | $610,000.00 | 7/10/2019 | 2/1/2023 | Y |
| IS000094155U | CITY OF COTTAGE GROVE | PERFORMANCE | $29,003.00 | 8/15/2019 | 8/15/2022 | Y |
| IS000096012U | INDIAN RIVER COUNTY | PERFORMANCE | $139,630.75 | 8/23/2019 | 11/30/2023 | Y |
| IS000096465U | CITY OF COTTAGE GROVE | PERFORMANCE | $38,475.00 | 8/27/2019 | 8/27/2022 | Y |
| IS000096468U | CITY OF COTTAGE GROVE | PERFORMANCE | $189,283.00 | 8/27/2019 | 8/27/2022 | Y |
| IS000099517U | TOWN OF FUQUAY-VARINA | PERFORMANCE | $49,946.05 | 9/23/2019 | 9/23/2022 | Y |
| IS000099673U | TOWN OF FUQUAY-VARINA | PERFORMANCE | $50,283.25 | 9/23/2019 | 9/23/2022 | Y |
| IS000099674U | TOWN OF FUQUAY-VARINA | PERFORMANCE | $119,581.25 | 9/23/2019 | 9/23/2022 | Y |

Schedule 1.01 - 30
Existing Letters of Credit

4889-9733-0207 v.9

| | | | | | | |
|---|---|---|---|---|---|---|
| IS000108534U | INDIAN RIVER COUNTY | PERFORMANCE | $59,848.95 | 11/25/2019 | 2/27/2023 | |
| IS000116138U | TOWN OF FUQUAY-VARINA | PERFORMANCE | $665,018.25 | 1/17/2020 | 1/17/2023 | Y |
| IS000127071U | TOWN OF FUQUAY-VARINA | PERFORMANCE | $52,229.30 | 4/21/2020 | 4/21/2023 | Y |
| IS000141022U | INDIAN RIVER COUNTY | PERFORMANCE | $16,295.00 | 8/24/2020 | 11/21/2022 | Y |
| IS000142047U | CITY OF SAVAGE | PERFORMANCE | $1,416,704.00 | 8/28/2020 | 8/28/2022 | Y |
| IS000164233U | THE STERLING RANCH COMMUNITY AUTHORITY | PERFORMANCE | $2,364,046.00 | 12/29/2020 | 12/29/2022 | Y |
| IS000182892U | THE BOARD OF COUNTY COMMISSIONERS OF THE COUNTY OF DOUGLAS, CO | PERFORMANCE | $141,030.55 | 4/6/2021 | 4/6/2023 | Y |
| IS000182893U | THE BOARD OF COMMISSIONERS OF THE COUNTY OF DOUGLAS CO | PERFORMANCE | $157,015.00 | 4/6/2021 | 4/6/2023 | Y |
| IS000184281U | CITY OF COTTAGE GROVE | PERFORMANCE | $222,325.00 | 4/14/2021 | 4/14/2023 | Y |
| IS000184307U | CITY OF SHAKOPEE | PERFORMANCE | $1,454,700.00 | 4/13/2021 | 4/13/2023 | Y |
| IS000189534U | CITY OF SHAKOPEE | PERFORMANCE | $63,126.00 | 5/5/2021 | 5/5/2023 | Y |
| IS000193692U | CITY OF COTTAGE GROVE | PERFORMANCE | $120,382.50 | 5/19/2021 | 5/19/2023 | Y |
| IS000193705U | CITY OF COTTAGE GROVE | PERFORMANCE | $1,704,182.00 | 5/19/2021 | 5/19/2023 | Y |
| IS000199605U | THE STERLING RANCH COMMUNITY AUTHORITY BOARD | PERFORMANCE | $4,440,779.00 | 6/14/2021 | 6/14/2023 | Y |
| IS000211609U | LAND TITLE GUARANTEE COMPANY FOR THE BENEFIT OF | FINANCIAL GUARANTEE | $400,000.00 | 8/20/2021 | 8/20/2022 | Y |

Schedule 1.01 - 31
Existing Letters of Credit

4889-9733-0207 v.9

4889-9733-0207 v.9 Schedule 1.01 - 32 Existing Letters of Credit RICHMOND AMERICA IS000216937U CITY EAGAN, CITY CLERK PERFORMANCE $340,775.00 8/23/2021 8/23/2022 Y IS000225419U CITY OF LAKEVILLE PERFORMANCE $1,835,942.99 9/27/2021 11/30/2022 Y IS000240508U CITY OF PRIOR LAKE PERFORMANCE $136,534.00 11/22/2021 11/22/2022 Y IS000278578U INDIAN RIVER COUNTY PERFORMANCE $923,406.23 4/28/2022 7/19/2023 IS000288316 CB INDEPENDENCE HOLDING COMPANY PERFORMANCE $2,000,000.00 5/25/2022 5/25/2023 Y IS000290843U THE TRAVELERS INDEMNITY COMPANY RISK & INSURANCE $300,000.00 6/6/2022 6/6/2023 Y IS000290867U PACIFIC EMPLOYEES INSURANCE COMPANY FINANCIAL GUARANTEE $403,133.00 6/7/2022 6/7/2023 Y IS000290891U WAYNE COUNTY DEPARTMENT OF PUBLIC WORKS FINANCIAL GUARANTEE $125,000.00 6/6/2022 6/6/2023 Y IS000292215U CHARLESTON COMMISSIONERS OF PUBLIC WORKS PERFORMANCE $22,503.00 6/7/2022 6/7/2023 Y IS0333349U CITY OF BRENTWOOD PERFORMANCE $81,429.00 9/3/2015 9/3/2022 Y IS0342670U CITY OF BRENTWOOD PERFORMANCE $165,064.00 1/15/2016 10/13/2022 Y IS0432338U CITY OF BRENTWOOD PERFORMANCE $60,709.00 6/16/2016 6/16/2023 Y TOTAL $22,751,170.46

4889-9733-0207 v.9 Schedule 1.01 - 33 Existing Letters of Credit LC Issuer Current Amount BANK OF AMERICA $61,831,488.77 COMERICA BANK $35,957,874.04 FIFTH THIRD BANK, NATIONAL ASSOCIATION $61,736,611.43 JPMORGAN CHASE $44,829,923.34 PNC BANK $10,995,977.55 TRUIST BANK $63,484,666.93 WELLS FARGO BANK NA $22,751,170.46 TOTAL $301,587,712.52

4889-9733-0207 v.9 Schedule 2.01A Commitments and Applicable Percentages SCHEDULE 2.01A COMMITMENTS AND APPLICABLE PERCENTAGES Lender Commitment Applicable Percentage Bank of America, N.A. $113,000,000.00 9.040000000% JPMorgan Chase Bank, N.A. $113,000,000.00 9.040000000% Citibank, N.A. $113,000,000.00 9.040000000% Mizuho Bank, Ltd. $113,000,000.00 9.040000000% Truist Bank $113,000,000.00 9.040000000% Comerica Bank $113,000,000.00 9.040000000% PNC Bank, National Association $113,000,000.00 9.040000000% U.S. Bank National Association $113,000,000.00 9.040000000% Wells Fargo Bank, National Association $113,000,000.00 9.040000000% Fifth Third Bank, National Association $77,666,666.67 6.213333334% Regions Bank $77,666,666.67 6.213333333% TD Bank, N.A. $77,666,666.66 6.213333333% Total $1,250,000,000 100.000000000%

4889-9733-0207 v.9 Schedule 2.01B Letter of Credit Commitments SCHEDULE 2.01B LETTER OF CREDIT COMMITMENTS L/C Issuer Letter of Credit Commitment Bank of America, N.A. $113,000,000.00 JPMorgan Chase Bank, N.A. $113,000,000.00 Citibank, N.A. $113,000,000.00 Mizuho Bank, Ltd. $113,000,000.00 Truist Bank $113,000,000.00 Comerica Bank $113,000,000.00 PNC Bank, National Association $113,000,000.00 U.S. Bank National Association $113,000,000.00 Wells Fargo Bank, National Association $113,000,000.00 Fifth Third Bank, National Association $77,666,666.67 Regions Bank $77,666,666.67 TD Bank, N.A. $77,666,666.66

4889-9733-0207 v.9 Schedule 5.09 - 1 Existing Liens SCHEDULE 5.09 EXISTING LIENS None.

4889-9733-0207 v.9 Schedule 5.10 - 1 Existing Indebtedness SCHEDULE 5.10 EXISTING INDEBTEDNESS None.

4889-9733-0207 v.9 Schedule 5.11 - 1 Litigation SCHEDULE 5.11 LITIGATION None.

4889-9733-0207 v.9 Schedule 5.15 - 1 Subsidiaries SCHEDULE 5.15 SUBSIDIARIES * Denotes Material Subsidiary under the Third Amended and Restated Credit Agreement ** Denotes Borrower Name America's Mortgage Cooperative, LLC Anthem Arizona L.L.C. Anthem Community Council, Inc. (NV) Anthem Country Club, Inc. BAY VISTA AT MEADOW PARK, L.P. Beachline North Residential, LLC BENICIA CS DEVELOPERS, LLC Cave Buttes Development Partners, LLC CENTEX CONSTRUCTION OF NEW MEXICO, LLC CENTEX DEVELOPMENT COMPANY, L.P.* CENTEX FINANCIAL SERVICES, LLC CENTEX HOMES* CENTEX HOMES, INC. CENTEX HOMES, LLC (f/k/a Calton Homes, LLC) CENTEX INTERNATIONAL II, LLC* CENTEX LLC* CENTEX MORTGAGE, TITLE AND INSURANCE GROUP, LLC CENTEX MULTI-FAMILY COMMUNITIES, LLC CENTEX MULTI-FAMILY INVESTMENTS, L.P. CENTEX MULTI-FAMILY ST. PETE HOLDING COMPANY, L.L.C. CENTEX REAL ESTATE CONSTRUCTION COMPANY, LLC* CENTEX REAL ESTATE CORPORATION* CENTEX REALTY, INC. CENTEX SERVICE COMPANY, LLC CENTEX TITLE & ANCILLARY SERVICES, LLC CENTEX/TAYLOR, LLC Chauncy Lake Trustee, LLC CL OCEAN VILLAS, LLC Cold Brook Crossing Trustee LLC COMMERCE LAND TITLE AGENCY, LLC Conestoga Golf Club LLC Contractors Insurance Company of North America, Inc., a Risk Retention Group Corte Bella Country Club Association, Inc. CREEKSIDE AT MEADOW PARK, L.P.

4889-9733-0207 v.9 Schedule 5.15 - 2 Subsidiaries CTX MORTGAGE COMPANY, LLC Dean Realty Company Del E. Webb Land Conservancy Del Webb California Corp. Del Webb Communities of Illinois, Inc. Del Webb Communities, Inc.* Del Webb Construction Services Co. Del Webb Corporation* Del Webb Home Construction, Inc. Del Webb Homes, Inc. Del Webb Limited Holding Co. Del Webb Southwest Co. Del Webb Texas Limited Partnership Del Webb's Coventry Homes Construction Co. Del Webb's Coventry Homes of Nevada, Inc. Del Webb's Coventry Homes, Inc.* DiVosta Building, LLC DiVosta Homes Holdings, LLC* DiVosta Homes, L.P.* DR Super Block 1 South, LLC DW Homebuilding Co. Grand/Sakwa Orchards of Lyon, LLC Innovative Construction Group LLC JNN Properties LLC Kyle Acquisition Group, LLC LCD COMMUNICATIONS LLC Marquette Title Insurance Company MBM Properties LLC MEADOWBROOK DEVELOPMENT COMPANY, LLC Nomas LLC* North American Builders Indemnity Company North Valley Enterprises, LLC NOVATO COMMUNITY PARTNERS, LLC OPENBAND AT LANSDOWNE L.L.C. Pave It Forward North, LLC PCD Realty LLC PCIC Insurance Agency, Inc. Pennington Crossing Trustee LLC PG&M Orlando, LLC PGP Escrow Inc. PGP Investments, LLC

4889-9733-0207 v.9 Schedule 5.15 - 3 Subsidiaries PGP TITLE OF FLORIDA, INC. PGP Title of Ohio, Inc. PGP TITLE, INC. PGP TITLE, LLC PH 19 Corporation* PH 43 LLC PH 50 LLC PH 55 LLC PH Highland Lakes, LLC PH Oakwood Trails, LLC* PH Relocation Services LLC PH1 Corporation* PH16, L.P. PH17, L.P. PH3 Corporation PH4 Corporation PHM Investments LLC PHM Investment Holding Co., Inc. PHM New Jersey Development, LLC PHM Union New Jersey Development Urban Renewal, LLC PHNE Business Trust PHT Operating Company LLC PHTB Summerlin LLC* PL Roseville, LLC PN II, Inc.* Potomac Yard Development LLC Potomac Yard Development Sole Member LLC PREMIER LAND TITLE INSURANCE COMPANY Preserve I, Inc. Preserve II, Inc.* Pulte Arizona Services, Inc.* Pulte Building Services LLC Pulte Building Systems Holding Company, L.L.C. Pulte Building Systems, L.L.C. (AZ) Pulte Building Systems, L.L.C. (NV) Pulte Communities NJ, Limited Partnership Pulte Development Corporation* Pulte Development New Mexico, Inc.* Pulte Diversified Companies, Inc. Pulte Diversified Services, Inc. Pulte Financial Companies, Inc.

4889-9733-0207 v.9 Schedule 5.15 - 4 Subsidiaries Pulte Financial Services LLC Pulte Georgia Holdings LLC Pulte Home Corporation* Pulte Home Corporation of The Delaware Valley Pulte Home Sciences LLC Pulte Homes of Greater Kansas City, Inc. Pulte Homes of Indiana, LLC* Pulte Homes of Michigan LLC* Pulte Homes of Minnesota LLC* Pulte Homes of New England LLC* Pulte Homes of New Mexico, Inc.* Pulte Homes of New York LLC Pulte Homes of NJ, Limited Partnership* Pulte Homes of Ohio LLC* Pulte Homes of PA, Limited Partnership* Pulte Homes of South Carolina, Inc. PULTE HOMES OF ST. LOUIS, LLC* Pulte Homes of Texas, L.P.* Pulte Homes of Washington, Inc.* Pulte Homes Tennessee, Inc. (f.k.a. Radnor Homes, Inc.)* Pulte Homes Tennessee Limited Partnership* Pulte Interiors, LLC Pulte International Caribbean Corp. Pulte International Corporation Pulte Land Company, LLC Pulte Mortgage LLC Pulte Nevada I LLC Pulte Payroll Corporation Pulte Purchasing Corporation Pulte Realty Holdings, Inc.* Pulte Realty Limited Partnership* Pulte Realty of Connecticut, Inc. Pulte Realty of Georgia, Inc. (f.k.a Edinburgh Realty Corporation) Pulte Realty of New York, Inc. Pulte Realty of North Florida LLC Pulte Realty of West Florida, LLC Pulte Realty, Inc. Pulte Services Corporation Pulte Texas Holdings LLC* Pulte/BP Murrieta Hills, LLC* PulteGroup, Inc.**

4889-9733-0207 v.9 Schedule 5.15 - 5 Subsidiaries Rancho Diamante Investments, LLC RCC Augusta, LLC RCC Brookside Epic, LLC Related Gordon Armstrong Associates LLC RIVERPARK LEGACY, LLC RN Acquisition 2 Corp.* Shiloh Farm Investments, LLC Sierra Canyon Association Stone Creek Golf Club LLC Sun City Georgetown Community Association, Inc. Sun City Grand Community Association, Inc. Sun City Hilton Head Community Association, Inc. Tallmadge Woods STP Associates LLC Terravita Home Construction Co. THE JONES COMPANY BUILDING SERVICES, LLC Title Plant Corporation Umerley Manor Oaks LLC Upper Gwynedd Development, Limited Partnership WH ON YOUR LOT, LLC WINDEMERE BLC LAND COMPANY LLC

4889-9733-0207 v.9 Schedule 5.21 - 1 Investments SCHEDULE 5.21 INVESTMENTS None.

4889-9733-0207 v.9 Schedule 5.25 Labor Contracts and Disputes SCHEDULE 5.25 LABOR CONTRACTS AND DISPUTES None.

*SCHEDULE 10.02*

**ADMINISTRATIVE AGENT'S OFFICE;**
**CERTAIN ADDRESSES FOR NOTICES**

**BORROWER:**

PulteGroup, Inc.
3350 Peachtree Road NE, Suite 150
Atlanta, GA 30326
Attention: Bryce Langen
Telephone: (404) 464-9047
Facsimile: (404) 978-6773
Electronic Mail: Bryce.Langen@pultegroup.com; treasury@pultegroup.com
Taxpayer Identification Number: 38-2766606
Websites (see Section 6.01):

- http://pultegroupinc.com/investors/financial-information/sec-filings
- http://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0000822416

**ADMINISTRATIVE AGENT:**

*<u>Administrative Agent's Office</u>*
*(for payments and Requests for Credit Extensions):*

Bank of America, N.A.
900 W. Trade St.
Charlotte, NC 28255
Mail Code: NC1-026-06-04
Attention: Kennedy Diggs
Telephone: 980-387-4805
Electronic Mail: kennedy.diggs@bofa.com

*<u>Other Notices as Administrative Agent</u>:*

Bank of America, N.A.
2 Bryant Park
1100 Avenue of the Americas
Mail Code: NY1-540-07-10
New York, NY 10036
Attention: Paley Chen
Telephone: (646) 556-0753
Facsimile: (212) 548-8944
Electronic Mail: Paley.Chen@bofa.com

Schedule 10.02 - 1
Administrative Agent's Office; Certain Addresses for Notices
4889-9733-0207 v.9

4889-9733-0207 v.9 Schedule 10.02 - 2 Administrative Agent’s Office; Certain Addresses for Notices L/C ISSUERS: Bank of America, N.A. Trade Operations 1 Fleet Way Mail Code: PA6-580-02-30 Scranton, PA 18507 Attention: Trade Client Service Team Telephone: (570) 496-9619 Telecopier: (800) 755-8740 Electronic Mail: tradeclientserviceteamUS@bofa.com JPMorgan Chase Bank, N.A. 10420 Highland Manor Drive, Floor 4 Tampa, FL 33610 Attention: James Alonzo Telephone: (813) 432-6339 Facsimile: (201) 244-3885 Electronic Mail: James.Alonzo@jpmchase.com Citibank, N.A. One Penns Way, Ops II New Castle, DE 19720 Attention: Gopinath Elogovan Telephone: (201) 472-4024 Facsimile: (212) 994-0847 Electronic Mail: Global.Loans.LCRecon@citi.com Mizuho Bank, Ltd. 1800 Plaza Ten/Harborside Financial Ctr. Jersey City, NJ 07311 Attention: Dina Kalnitsky Telephone: (201) 626-9414 Facsimile: (201) 626-9941 Electronic Mail: LAU_USCorp3@mizuhocbus.com Truist Bank 245 Peachtree Center Avenue Suite/Mail Code: GA-ATL-3707 Atlanta, GA 30303 Attention: Aimee Maier Telephone: (404) 532-0947 Facsimile: (404) 588-8129 Electronic Mail:

4889-9733-0207 v.9 Schedule 10.02 - 3 Administrative Agent’s Office; Certain Addresses for Notices Comerica Bank 411 West Lafayette Suite/Mail Code: 3341 Detroit, MI 48226 Attention: Gail Matheson Telephone: (313) 222-4956 Facsimile: (313) 222-9324 Electronic Mail: gmmatheson@comerica.com Fifth Third Bank, National Association 5050 Kingsley Drive Mail Code: 1MOC2B Cincinnati, OH 45227 Attention: Michele Kraus Telephone: (513) 358-1472 Facsimile: (513) 358-3480 Electronic Mail: Michele.kraus@53.com PNC Bank, National Association 500 First Avenue, Fourth Floor Mail Stop: P7-PFSC-04-V Pittsburgh, PA 15219 Attention: Nicole Curtin Telephone: (412) 807-3413 Facsimile: (888) 614-9134 Electronic Mail: Nicole.curtin@pnc.om TD Bank, N.A. 6000 Atrium Way Mt. Laurel, NJ 08054 Attention: Specialized Services/Investor Processing Telephone: (856) 533-4885 (Primary); (856) 533-6616 (Secondary) Facsimile: (856) 533-7128 Electronic Mail: SpecializedServicing@td.com U.S. Bank National Association NSLS Deal Administration Deal Administrator 555 Oak Street Portland, OR 97204 Telephone: 920-237-7601 Facsimile: 866-721-7062 Email: Clssyndicationservicesteam@usbank.com Wells Fargo Bank, National Association 2030 Main Street, Suite 800 Irvine, CA 92614 Attention: Stacy Novack Telephone: (949) 251-4358 Facsimile: (949) 851-9728 Electronic Mail: Novacks@wellsfargo.com

4889-9733-0207 v.9 Schedule 10.02 - 4 Administrative Agent’s Office; Certain Addresses for Notices Regions Bank 201 Milan Parkway, 1st Floor Birmingham, AL 35211 Attention: Melissa G. Arnold Telephone: (205) 655-6062 Facsimile: (205) 261-7970 Electronic Mail: Nhbfadmin@regions.com

4889-9733-0207 v.9 Exhibit A - 1 Form of Loan Notice EXHIBIT A FORM OF LOAN NOTICE Date: ___________, _____ To: Bank of America, N.A., as Administrative Agent Ladies and Gentlemen: Reference is made to that certain Third Amended and Restated Credit Agreement, dated as of June 14, 2022 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among PulteGroup, Inc., a Michigan corporation , the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and an L/C Issuer. The undersigned hereby requests (select one): A Borrowing of Loans A conversion or continuation of Loans 1. On (a Business Day). 2. In the amount of $ . 3. Comprised of . [Type of Loan requested] 4. For Term SOFR Rate Loans: with an Interest Period of ____ months. The Borrowing, if any, requested herein complies with the provisos to the first sentence of Section 2.01 of the Agreement. PULTEGROUP, INC. By: Name: Title:

4889-9733-0207 v.9 Exhibit B - 1 Form of [[Third] Amended and Restated] Note EXHIBIT B FORM OF [[THIRD] AMENDED AND RESTATED] NOTE FOR VALUE RECEIVED, the undersigned (“Borrower”), hereby promises to pay to _____________________ or registered assigns (“Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Loan from time to time made by Lender to Borrower under that certain Third Amended and Restated Credit Agreement, dated as of June 14, 2022 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and an L/C Issuer. Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to Administrative Agent for the account of Lender in Dollars in immediately available funds at Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement. This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also entitled to the benefits of the Guaranty. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Loans made by Lender shall be evidenced by one or more loan accounts or records maintained by Lender in the ordinary course of business. Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto. Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note. [This [Third] Amended and Restated Note amends, restates, supersedes, and replaces that certain [Second Amended and Restated] Note, dated as of June 22, 2018, made by Borrower and payable to Lender, executed pursuant to the Existing Credit Agreement.] THIS [[THIRD] AMENDED AND RESTATED] NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

4889-9733-0207 v.9 Exhibit B - 2 Form of [[Third] Amended and Restated] Note PULTEGROUP, INC. By: Name: Title:

4889-9733-0207 v.9 Exhibit B - 3 Form of [[Third] Amended and Restated] Note LOANS AND PAYMENTS WITH RESPECT THERETO Date Type of Loan Made Amount of Loan Made End of Interest Period Amount of Principal or Interest Paid This Date Outstanding Principal Balance This Date Notation Made By

4889-9733-0207 v.9 Exhibit C - 1 Form of Compliance Certificate EXHIBIT C FORM OF COMPLIANCE CERTIFICATE Financial Statement Date ________, _____ To: Bank of America, N.A., as Administrative Agent Ladies and Gentlemen: Reference is made to that certain Third Amended and Restated Credit Agreement, dated as of June 14, 2022 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among PulteGroup, Inc., a Michigan corporation (“Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and an L/C Issuer. The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the _______________________ of Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to Administrative Agent on the behalf of Borrower, and that: [Use following paragraph 1 for fiscal year-end financial statements] 1. Borrower has delivered the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section. [Use following paragraph 1 for fiscal quarter-end financial statements] 1. Borrower has delivered the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes. 2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of Borrower during the accounting period covered by such financial statements. 3. A review of the activities of Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period Borrower performed and observed all its Obligations under the Credit Documents, and [select one:] [to the best knowledge of the undersigned, during such fiscal period Borrower performed and observed each covenant and condition of the Credit Documents applicable to it, and no Default has occurred and is continuing.] --or--

4889-9733-0207 v.9 Exhibit C - 2 Form of Compliance Certificate [to the best knowledge of the undersigned, during such fiscal period the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status and what action Borrower proposes to take with respect thereto:] 4. The representations and warranties of Borrower contained in Article V of the Agreement, and any representations and warranties of any Credit Party that are contained in any document furnished at any time under or in connection with the Credit Documents, are true and correct in all material respects (without duplication of any materiality qualifiers set forth therein) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (without duplication of any materiality qualifiers set forth therein) as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.01 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered. 5. Attached hereto as Schedule 1 are calculations demonstrating compliance by the Credit Parties with the financial covenants contained in Section 6.02 of the Agreement. IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _____________, _____. PULTEGROUP, INC. By: Name: Title:

4889-9733-0207 v.9 Exhibit C - 4 Form of Compliance Certificate For the Quarter/Year ended ___________________ (“Statement Date”) SCHEDULE 1 to the Compliance Certificate ($ in 000’s) I. Section 6.02(a) – Debt to Capitalization Ratio. A. Indebtedness: $_______________ B. 50% of Qualified Subordinated Debt: $ C. Unrestricted Cash in Excess of $25,000,000: $ D. Non-Recourse Land Financings not to exceed $300,000,000 $ E. Capitalization: $ F. Debt to Capitalization Ratio ((Line I.A. – (Line I.B. + Line I.C + Line I.D)) ÷ Line I.E): % III. Section 6.02(b) – Tangible Net Worth. A. Tangible Net Worth at Statement Date: 1. Shareholders’ Equity or Net Worth of Borrower: $ 2. Intangibles: $ 3. Tangible Net Worth (Line III.A.1 – Line III.A.2): $ B. 70% of Tangible Net Worth on March 31, 2022: $[___________] C. 50% of cumulative Net Income of Borrower and its Subsidiaries (without deduction for losses) earned for each completed fiscal quarter subsequent to March 31, 2022 to the date of determination: $ D. 50% of the cash proceeds of Equity Interests of Borrower sold by Borrower after the Closing Date $ E. 50% of the aggregate increase in Tangible Net Worth after the Closing Date by reason of the issuance of Equity Interests of Borrower upon conversion of Indebtedness of Borrower into such Equity Interests $ F. Aggregate amount paid by Borrower for repurchase of its Equity Interests at any time after the Closing Date (but only to the extent such repurchases no not exceed the Maximum Deductible Amount) $ G. Minimum required Tangible Net Worth (Line III.B + Line III.C +

4889-9733-0207 v.9 Exhibit C - 4 Form of Compliance Certificate Line III.D + Line III.E – Line III.F ): $

4889-9733-0207 v.9 Exhibit D-1 - 1 Form of Assignment and Assumption EXHIBIT D-1 ASSIGNMENT AND ASSUMPTION This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Third Amended and Restated Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto in the amount[s] and equal to the percentage interest[s] identified below of all the outstanding rights and obligations under the respective facilities identified below (including the Letters of Credit included in such facilities5) and (ii) to the extent permitted to be assigned under applicable Law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor. 1. Assignor[s]: ______________________________ ______________________________ [Assignor [is] [is not] a Defaulting Lender] 1 For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language. 2 For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language. 3 Select as appropriate. 4 Include bracketed language if there are either multiple Assignors or multiple Assignees. 5 Include all applicable subfacilities.

2. Assignee[s]: ______________________________

______________________________

[for each Assignee, indicate [Affiliate][Approved Fund] of [*identify Lender*]]

3. Borrower(s): PulteGroup, Inc., a Michigan corporation

4. Administrative Agent: Bank of America, N.A., as Administrative Agent under the Credit Agreement

5. Credit Agreement: Third Amended and Restated Credit Agreement, dated as of June 14, 2022, among PulteGroup, Inc., a Michigan corporation, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and an L/C Issuer

6. Assigned Interest[s]:

| Assignor[s][6] | Assignee[s][7] | Aggregate Amount of Commitments for all Lenders[8] | Amount of Commitment Assigned | Percentage Assigned of Commitment[9] | CUSIP Number |
|---|---|---|---|---|---|
| | | | | | |
| | | | | | |
| | | | | | |

[7. Trade Date: ____________________][10]

Effective Date: __________________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR[S][11]
[NAME OF ASSIGNOR]

By: ______________________________

---

6 List each Assignor, as appropriate.
7 List each Assignee and, if available, its market entity identifier, as appropriate.
8 Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.
9 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
10 To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.
11 Add additional signature blocks as needed. Include both Fund/Pension Plan and manager making the trade (if applicable).

Exhibit D-1 - 2
Form of Assignment and Assumption

4889-9733-0207 v.9

4889-9733-0207 v.9 Exhibit D-1 - 3 Form of Assignment and Assumption [NAME OF ASSIGNOR] By: _____________________________ Title: ASSIGNEE[S]12 [NAME OF ASSIGNEE] By: _____________________________ Title: [NAME OF ASSIGNEE] By: _____________________________ Title: 12 Add additional signature blocks as needed. Include both Fund/Pension Plan and manager making the trade (if applicable).

4889-9733-0207 v.9 Exhibit D-1 - 4 Form of Assignment and Assumption [Consented to and]13 Accepted: BANK OF AMERICA, N.A., as Administrative Agent By: _________________________________ Title: [Consented to:]14 By: _________________________________ Title: 13 To be added only if the consent of Administrative Agent is required by the terms of the Credit Agreement. 14 To be added only if the consent of Borrower and/or other parties (e.g. L/C Issuers) is required by the terms of the Credit Agreement.

4889-9733-0207 v.9 Exhibit D-1 - 5 Form of Assignment and Assumption ANNEX 1 TO ASSIGNMENT AND ASSUMPTION STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1. Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document. 1.2. Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.06(b)(iii) and (v) of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.06(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01(a) and (b) thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender. 2. Payments. From and after the Effective Date, Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date. Notwithstanding the foregoing, Administrative Agent shall make all payments of interest,

4889-9733-0207 v.9 Exhibit D-1 - 6 Form of Assignment and Assumption fees or other amounts paid or payable in kind from and after the Effective Date to [the][the relevant] Assignee. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of ____________________ [confirm that choice of law provision parallels the Credit Agreement].

4889-9733-0207 v.9 Exhibit D-2 - 1 Form of Administrative Questionnaire EXHIBIT D-2 FORM OF ADMINISTRATIVE QUESTIONNAIRE [Attached.]

LSTA and LMA, Effective May 31, 2018 LSTA/LMA Standard Administrative Details Form The Loan Market Association ("LMA") and Loan Syndications & Trading Association ("LSTA") consent to the use and reproduction of this document for the preparation and documentation of agreements relating to transactions or potential transactions in the loan markets. © Loan Market Association, Loan Syndications & Trading Association. All rights reserved. LSTA/LMA Standard Administrative Details Form

## BORROWER DETAILS

| | |
|---|---|
| **Borrower Name** | |

## ENTITY DETAILS

| | | | | | |
|---|---|---|---|---|---|
| **Name** | *Lender's name as it appears on tax/registration documentation.* | | | **MEI** | *Markit Entity ID* |
| **GIIN** | *FATCA Global Intermediary Identification Number (Optional)* | **CRN** | *UK Company Registration Number (Optional)* | **LEI** | *Legal Entity ID (Optional)* |
| **Entity Type** | *Type of lender. If lender/entity type does not appear in list, you may provide your own value.* | | | | |

**Address (of Lending Office):**
*Registered address of lending office, including country of domicile.*

**Signature Block:**
Signature Block as it would appear on settlement documentation. E.g. (for separately managed account):
*ABC Fund*
*by 123 Asset Management as Advisor*

| | | | |
|---|---|---|---|
| **Fund Manager** | *Name of fund/asset manager, as would be referenced in the sig. block.* | **MEI** | *Markit Entity ID* |
| **Lender Parent** | *Name of legal parent if different from lender entity. (Optional)* | **MEI** | *Markit Entity ID* |

## NOTICE/SERVICING MESSAGE DELIVERY INSTRUCTIONS

| | | | | | | |
|---|---|---|---|---|---|---|
| **Firm** | *Name of Company* | **Fax** | *Fax Number* | **Email** | *Email Address* | ***Email Pfd.*** |
| **Firm** | *Name of Company* | **Fax** | *Fax Number* | **Email** | *Email Address* | ***Email Pfd.*** |

## STANDARD SETTLEMENT INSTRUCTIONS / WIRING INSTRUCTIONS

| | | | |
|---|---|---|---|
| Currency | *Applicable Currency.* | | |
| Account With Institution | *Name of Beneficiary's Bank (usually custodian/trustee)* | | |
| SWIFT BIC | *8/11-Character BIC of Beneficiary's Bank* | ABA # | *Routing # or UK Sort Code of Beneficiary's Bank (optional)* |
| Beneficiary Customer | *Name of Ultimate Beneficiary (Lender)* | | |
| Beneficiary Account # | *Account # of Ult. Beneficiary* | IBAN | *IBAN of Ultimate Beneficiary (opt)* |
| Payment Reference (Remittance Info) | ***Use Standard Wire Reference Format*:***<br>[Borrower Name]<br>[Facility Name/Abbr.] [Facility/Deal CUSIP/ISIN]<br>[Payment Purpose(s)] [Transaction Reference ID] | | |
| Special Instructions | | | |

*Template above can be used for wire instructions where receiving bank is custodian/trustee, and lender has dedicated account. Additional templates provided at Appendix A.*

## SERVICE PROVIDERS & THIRD-PARTY DATA ACCESS

| | | | | | | *Doc. Delivery* | *Recon & Inventory* |
|---|---|---|---|---|---|---|---|
| Role | Custodian/Trustee | **Name** | *Name of Company* | **MEI** | *Markit Entity ID* | ☐ | ☐ |
| Role | *Relationship to lender.* | **Name** | *Name of Company* | **MEI** | *Markit Entity ID* | ☐ | ☐ |

OPERATIONS CONTACTS (INQUIRIES ONLY) Name Name of group or individual. Select group or Individual Firm Firm with which contact is affiliated. Address: Registered address of contact’s office (if different than the lender’s office), including country of domicile. Phone Fax Email ☐ Settlements ☐ Servicing ☐ SSI Verification ☐ KYC Pfd. Contact Method Preferred contact method for inquiries. Copy and paste section above to add any additional contacts. It is recommended that at least one of the contacts be a group. OPERATIONS CLOSER CONTACTS Name Name of group or individual. Select group or Individual Firm Firm with which contact is affiliated. Address: Registered address of contact’s office (if different than the lender’s office), including country of domicile. Phone Fax Email ☐ Settlements ☐ Servicing ☐ SSI Verification ☐ KYC Pfd. Contact Method Preferred contact method for inquiries. Copy and paste section above to add any additional contacts. It is recommended that at least one of the contacts be a group. CREDIT CONTACTS (LEGAL DOCUMENTATION, AMENDMENTS & WAIVERS) Name Name of group or individual. Select group or Individual Firm Firm with which contact is affiliated. Address: Registered address of contact’s office (if different than the lender’s office), including country of domicile. Phone Fax Email ☐ Data Room Access Pfd. Contact Method Preferred contact method for inquiries. Copy and paste section above to add any additional contacts. It is recommended that at least one of the contacts be a group.

LETTER OF CREDIT CONTACTS Name Name of group or individual. Select group or Individual Firm Firm with which contact is affliated. Address: Registered address of contact’s office (if different than the lender’s office), including country of domicile. Phone Phone Number (opt. for groups) Fax Fax Number Email Email Address Pfd. Contact Method Preferred contact method for inquiries. Copy and paste section above to add any additional contacts. It is recommended that at least one of the contacts be a group. ADDITIONAL ENTITY DETAILS & KYC INFORMATION Country of Incorporation Country of Incorporation of lender Country of Tax Residence Country of Residence of lender for tax purposes EIN US Employee ID Number UK Treaty Passport # UK Treaty Passport # US Tax Form Type of tax form used/attached UK Treaty Passport Expiry Date UK Treaty Passport Expiry Date Entity Referenced As Primary Entity CURRENCIES AND JURISDICTIONS FOR MULTICURRENCY TRANSACTIONS INFORMATION PLEASE CHECK BOX OF THE CURRENCIES YOUR INSTITUTION CAN FUND UNDER THIS TRANSACTION: PLEASE CHECK BOX IF YOUR INSTITUTION IS LICENSED TO FUND TO BORROWERS LOCATED IN THE FOLLOWING COUNTRIES:

**Appendix A: Additional Wire Instruction Templates and Bank of America USD / FX Wire Instructions:**

*Template below can be used for wire instructions where recipient is intermediary bank with nostro account for custodian and the Lender does not have a dedicated account. Lender may copy and paste the template below as many times as necessary to capture various currency remittance instructions.*

| **Currency** | *Applicable Currency.* | | |
|---|---|---|---|
| Correspondent Bank | *Name of **Receiver's** Correspondent Bank (SWIFT 54a)* | | |
| SWIFT BIC | *8/11-Character SWIFT BIC of Correspondent Bank* | | |
| Intermediary Bank | *Name of Intermediary Bank (SWIFT 56a)* | | |
| SWIFT BIC | *8/11-Character SWIFT BIC of Intermediary Bank* | ABA # | *ABA/Routing # or UK Sort Code of Intermediary Bank (optional)* |
| Account With Institution | *Name of Beneficiary's Bank – usually custodian (SWIFT 57a)* | | |
| SWIFT BIC | *8/11-Character SWIFT BIC of Beneficiary's Bank* | IBAN | *IBAN of Beneficiary's Bank at Intermediary* |
| Beneficiary Customer | *Name of Ultimate Beneficiary (Lender) (SWIFT 59a)* | | |
| Beneficiary Account # | *Account #/Code of Ult. Beneficiary* | | |
| Payment Reference (Remittance Info) | ***Use Standard Wire Reference Format*:***<br>[Borrower Name]<br>[Facility Name/Abbr.] [Facility/Deal CUSIP/ISIN]<br>[Payment Purpose(s)] [Transaction Reference ID] | | |
| Special Instructions | | | |

**Lender's Payment Instructions:**

Please input payment instructions for each respective currency referenced in **CURRENCIES AND JURISDICTIONS FOR MULTICURRENCY TRANSACTIONS INFORMATION** section above. If your respective institution is unable to fund any of the currencies noted, please notify Administrative Agent immediately.

**Bank of America's Payment Instructions:**

USD Payment Instructions:

Pay to: Bank of America, N.A.
ABA # 026009593
New York, NY
Account #: 1366072250600
Attn: Wire Clearing Acct for Syn Loans - LIQ
Ref: [Borrower Name]

Foreign Currency Payment Instructions:

Foreign Currency Payment Instruction

Appendix B: Lender’s Organizational Structure and Tax Status: Please refer to the enclosed withholding tax instructions below and then complete this section accordingly. Lender Taxpayer Identification Number (TIN): Tax Withholding Form Delivered to Bank of America (circle applicable one): W-9 W-8BEN W-8BEN-E W-8ECI W-8EXP W-8IMY Tax Contact: First: MI: Last: Title: Street Address: Suite/ Mail Code: City: State: Postal Code: Country: Telephone: Facsimile: E-Mail Address: SyndTrak E-Mail Address: NON–U.S. LENDER INSTITUTIONS 1. Corporations: If your institution is organized outside of the United States, is classified as a Corporation or other non-flow through entity for U.S. federal income tax purposes, and is the beneficial owner of the interest and other income it receives, you must complete one of the following three tax forms, as applicable to your institution: a.) Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (and a U.S. Tax Compliance Certificate if applicable)) or Form W-8BEN-E, b.) Form W-8ECI (Certificate of Foreign Person’s Claim that Income is Effectively Connected with the Conduct of a Trade or Business in the United States), or c.) Form W- 8EXP (Certificate of Foreign Government or Other Foreign Organization for United States Tax Withholding and Reporting). A U.S. taxpayer identification number is required for any institution submitting a Form W-8 ECI. It is also required on Form W-8BEN or Form W-8BEN-E for certain institutions claiming the benefits of a tax treaty with the U.S. Please refer to the instructions when completing the form applicable to your institution. 2. Flow-Through Entities If your institution is organized outside the U.S., and is classified for U.S. federal income tax purposes as either a Partnership, Trust, Qualified or Non-Qualified Intermediary, or other non-U.S. flow-through entity, an original Form W- 8IMY (Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. branches for United States Tax Withholding and Reporting) must be completed by the intermediary together with a withholding statement. Flow-through entities other than Qualified Intermediaries are required to include tax forms for each of the underlying beneficial owners. Please refer to the instructions when completing this form

U.S. LENDER INSTITUTIONS: If your institution is incorporated or organized within the United States, you must complete and return Form W-9 (Request for Taxpayer Identification Number and Certification). Pursuant to the language contained in the tax section of the Credit Agreement, the applicable tax form for your institution must be completed and returned on or prior to the date on which your institution becomes a lender under this Credit Agreement. Failure to provide the proper tax form when requested will subject your institution to U.S. tax withholding. *Additional guidance and instructions as to where to submit this documentation can be found at this link: IRS Tax Form Tool Kit.pdf

4889-9733-0207 v.9 Exhibit E - 1 Form of Third Amended and Restated Guaranty EXHIBIT E FORM OF THIRD AMENDED AND RESTATED GUARANTY Dated as of June 14, 2022 PULTEGROUP, INC., a Michigan corporation (“Borrower”), Bank of America, N.A., as Administrative Agent and an L/C Issuer, and the Lenders each as defined therein, previously entered into that certain Second Amended and Restated Credit Agreement dated as of June 22, 2018 (herein referred to, together with all amendments, modifications, restatements, or supplements thereof, as the “Existing Credit Agreement”). In connection with the Existing Credit Agreement, certain subsidiaries of Borrower entered into that certain Second Amended and Restated Guaranty dated as of June 22, 2018 (herein referred to, together with all amendments, modifications, restatements, or supplements thereof, as the “Existing Guaranty”). Borrower, Bank of America, N.A., in its capacity as Administrative Agent (“Administrative Agent”) and an L/C Issuer, and certain Lenders are now entering into that certain Third Amended and Restated Credit Agreement dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement;” capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement). As a condition to entering into and performing their respective obligations under the Credit Agreement, Administrative Agent and Lenders have required that Guarantors (as defined below) execute and deliver this Amended and Restated Guaranty, which shall amend and restate the Existing Guaranty in its entirety. FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, and in consideration of credit and/or financial accommodation heretofore or hereafter from time to time made or granted to Borrower, by Administrative Agent and Lenders, the undersigned Subsidiaries of Borrower (each a “Guarantor” and collectively, “Guarantors”) hereby jointly and severally furnish their guaranty of the Guaranteed Obligations (as hereinafter defined) as follows: 1. Guaranty. Each Guarantor hereby absolutely and unconditionally guarantees, as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of any and all existing and future indebtedness and liabilities of every kind, nature and character, direct or indirect, absolute or contingent, liquidated or unliquidated, voluntary or involuntary and whether for principal, interest, premiums, fees indemnities, damages, costs, expenses or otherwise, of Borrower to Administrative Agent, L/C Issuers and/or Lenders (Administrative Agent, L/C Issuers and Lenders are collectively referred to herein as “Secured Parties” and individually as a “Secured Party”), arising under the Credit Agreement, the other Credit Documents, and all instruments, agreements and other documents of every kind and nature now or hereafter executed in connection with the Credit Agreement and the other Credit Documents (including all renewals, extensions, amendments, refinancings and other modifications thereof and all costs, attorneys’ fees and expenses incurred by Administrative Agent in connection with the collection or enforcement thereof), and whether recovery upon such indebtedness and liabilities may be or hereafter become unenforceable or shall be an allowed or disallowed claim under any proceeding or case commenced by or against any Guarantor or Borrower under the Bankruptcy Code (Title 11, United States Code), any successor statute or any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally

4889-9733-0207 v.9 Exhibit E - 2 Form of Third Amended and Restated Guaranty (collectively, “Debtor Relief Laws”), and including interest that accrues after the commencement by or against Borrower of any proceeding under any Debtor Relief Laws (collectively, the “Guaranteed Obligations”). The Guaranteed Obligations shall, in addition to the foregoing, include all present and future indebtedness, liabilities, and obligations arising from, by virtue of, or pursuant to any Hedging Agreement that relates solely to the Obligations now or hereafter owed to Administrative Agent, any Lender, any Affiliate of Administrative Agent or any Lender (or to any Person who was Administrative Agent, a Lender or an Affiliate of Administrative Agent or any Lender at the time such Hedging Agreement was entered into); provided that the Guaranteed Obligations shall exclude any Excluded Swap Obligations (as hereinafter defined). Secured Parties’ books and records showing the amount of the Guaranteed Obligations shall be admissible in evidence in any action or proceeding, and, absent manifest error, shall be binding upon each Guarantor and conclusive for the purpose of establishing the amount of the Guaranteed Obligations. This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of any Guarantor under this Guaranty, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing. Anything contained herein to the contrary notwithstanding, the obligations of each Guarantor hereunder at any time shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code (Title 11, United States Code) or any comparable provisions of any similar federal or state law. 2. No Setoff or Deductions; Taxes; Payments. Each Guarantor represents and warrants that it is organized and resident in the United States. Each Guarantor shall make all payments hereunder without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless such Guarantor is compelled by law to make such deduction or withholding. If any such obligation (other than one arising with respect to taxes based on or measured by the income or profits of the respective Secured Parties) is imposed upon any Guarantor with respect to any amount payable by it hereunder, such Guarantor will pay to Administrative Agent (for the benefit of Secured Parties), on the date on which such amount is due and payable hereunder, such additional amount in U.S. dollars as shall be necessary to enable Administrative Agent (on behalf of Secured Parties) to receive the same net amount which Administrative Agent would have received on such due date had no such obligation been imposed upon such Guarantor. Each Guarantor will deliver promptly to Administrative Agent (for the benefit of Secured Parties) certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by such Guarantor hereunder. The obligations of each Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty. 3. Rights of Secured Parties. Each Guarantor consents and agrees that Administrative Agent (for the benefit of Secured Parties) and/or Secured Parties (as applicable) may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Guaranteed Obligations or any part thereof; (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise Dispose of any security for the payment of this Guaranty or any Guaranteed Obligations; (c) apply such security and direct the order or manner of sale thereof as Secured Parties, in their sole discretion may determine; and (d) release or substitute one or more of any endorsers or other guarantors of any of the Guaranteed Obligations. Without

4889-9733-0207 v.9 Exhibit E - 3 Form of Third Amended and Restated Guaranty limiting the generality of the foregoing, each Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of such Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of such Guarantor. 4. Certain Waivers. Each Guarantor waives (a) any defense arising by reason of any disability or other defense of Borrower or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of any Secured Party) of the liability of Borrower; (b) any defense based on any claim that any Guarantor’s obligations exceed or are more burdensome than those of Borrower; (c) the benefit of any statute of limitations affecting any Guarantor’s liability hereunder; (d) any right to require Administrative Agent or any other Secured Party to proceed against Borrower, proceed against or exhaust any security for the Guaranteed Obligations, or pursue any other remedy in Administrative Agent’s or any other Secured Party’s power whatsoever; (e) any benefit of and any right to participate in any security now or hereafter held by Administrative Agent or any other Secured Party; and (f) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable Law limiting the liability of or exonerating guarantors or sureties. Each Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guaranteed Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Guaranteed Obligations. 5. Obligations Independent. The obligations of each Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Guaranteed Obligations and the obligations of any other guarantor, and a separate action may be brought against each Guarantor to enforce this Guaranty whether or not Borrower or any other person or entity is joined as a party. 6. Subrogation. No Guarantor shall exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until all of the Guaranteed Obligations (other than unasserted contingent claims for indemnification or expense reimbursement for which no claim has been asserted or demanded) and any amounts payable under this Guaranty have been indefeasibly paid and performed in full and any commitments of Secured Parties or facilities provided by Secured Parties with respect to the Guaranteed Obligations are terminated. If any amounts are paid to any Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of Secured Parties and shall forthwith be paid to Administrative Agent (for the benefit of Secured Parties) to reduce the amount of the Guaranteed Obligations, whether matured or unmatured. 7. Termination; Reinstatement. This Guaranty is a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until all Guaranteed Obligations (other than unasserted contingent claims for indemnification or expense reimbursement for which no claim has been asserted or demanded) and any other amounts payable under this Guaranty are indefeasibly paid in full in cash and any commitments of Secured Parties or facilities provided by Secured Parties with respect to the Guaranteed Obligations are terminated. Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of Borrower or any Guarantor is made, or any Secured Party exercises its right of setoff, in respect of the Guaranteed Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by Secured Parties in their discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether

4889-9733-0207 v.9 Exhibit E - 4 Form of Third Amended and Restated Guaranty or not Administrative Agent (for the benefit of Secured Parties) is in possession of or has released this Guaranty and regardless of any prior revocation, rescission, termination or reduction. The obligations of Guarantors under this paragraph shall survive termination of this Guaranty. 8. Subordination. Each Guarantor hereby subordinates the payment of all obligations and indebtedness of Borrower or any other Guarantor owing to such Guarantor, whether now existing or hereafter arising, including but not limited to any obligation of Borrower to such Guarantor as subrogee of any Secured Party or resulting from such Guarantor’s performance under this Guaranty, to the indefeasible payment in full in cash of all Guaranteed Obligations. If Administrative Agent (for the benefit of Secured Parties) so requests, any such obligation or indebtedness of Borrower or any other Guarantor to any Guarantor shall be enforced and performance received by such Guarantor as trustee for Administrative Agent (for the benefit of Secured Parties) and the proceeds thereof shall be paid over to Administrative Agent (for the benefit of Secured Parties) on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of any Guarantor under this Guaranty. 9. Stay of Acceleration. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, in connection with any case commenced by or against any Guarantor or Borrower under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by Guarantors immediately upon demand by Administrative Agent. 10. Expenses. Guarantors shall pay on demand all documented out-of-pocket expenses (including attorneys’ fees and expenses and the allocated cost and disbursements of internal legal counsel) in any way relating to the enforcement or protection of Administrative Agent’s or any other Secured Party’s rights under this Guaranty or in respect of the Guaranteed Obligations, including any incurred during any “workout” or restructuring in respect of the Guaranteed Obligations and any incurred in the preservation, protection or enforcement of any rights of Secured Parties in any proceeding any Debtor Relief Laws. The obligations of Guarantors under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty. 11. Miscellaneous. No provision of this Guaranty may be waived, amended, supplemented or modified, except by a written instrument executed by Administrative Agent (for the benefit of Secured Parties) and Guarantors. No failure by Administrative Agent to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein. Unless otherwise agreed by Administrative Agent (for the benefit of Secured Parties) and Guarantors in writing, this Guaranty is not intended to supersede or otherwise affect any other guaranty now or hereafter given by Guarantors for the benefit of any Secured Party or any term or provision thereof. 12. Condition of Borrower. Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from Borrower and any other guarantor such information concerning the financial condition, business and operations of Borrower and any such other guarantor as such Guarantor requires, and that Secured Parties have no duty, and Guarantors are not relying on any Secured Party at any time, to disclose to Guarantors any information relating to the business, operations or financial condition of Borrower or any other guarantor (the guarantor waiving any duty on the part of any Secured Party to disclose such information and any defense relating to the failure to provide the same).

4889-9733-0207 v.9 Exhibit E - 5 Form of Third Amended and Restated Guaranty 13. Setoff. If and to the extent any payment is not made when due hereunder, each Secured Party and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Secured Party or any such Affiliate to or for the credit or the account of any Guarantor against any and all of the obligations of such Guarantor now or hereafter existing under this Guaranty to such Secured Party or their respective Affiliates, irrespective of whether or not such Secured Party or Affiliate shall have made any demand under this Guaranty and although such obligations of such Guarantor may be contingent or unmatured or are owed to a branch, office or Affiliate of such Secured Party different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; in accordance with the terms of Section 10.08 of the Credit Agreement. The rights of each Secured Party and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Secured Party or their respective Affiliates may have. Each Secured Party agrees to notify Borrower and Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. 14. Representations and Warranties. Each Guarantor represents and warrants that (a) it is duly organized and in good standing under the laws of the jurisdiction of its organization and has full capacity and right to make and perform this Guaranty, and all necessary authority has been obtained; (b) this Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms; (c) the making and performance of this Guaranty does not and will not violate the provisions of any applicable Law, regulation or order, and does not and will not result in the breach of, or constitute a default or require any consent under, any material agreement, instrument, or document to which it is a party or by which it or any of its property may be bound or affected; and (d) all consents, approvals, licenses and authorizations of, and filings and registrations with, any governmental authority required under applicable Law and regulations for the making and performance of this Guaranty have been obtained or made and are in full force and effect. By execution hereof, each Guarantor covenants and agrees that certain representations, warranties, terms, covenants, and conditions set forth in the Credit Documents are applicable to such Guarantor and shall be imposed upon such Guarantor, and such Guarantor reaffirms that each such representation and warranty is true and correct in all material respects (without duplication of any materiality qualifiers set forth therein) and covenants and agrees to promptly and properly perform, observe, and comply with each such term, covenant, or condition. Moreover, each Guarantor acknowledges and agrees that this Guaranty is subject to the setoff provisions of the Credit Documents in favor of the Lenders. In the event the Credit Agreement or any other Credit Document shall cease to remain in effect for any reason whatsoever during any period when any part of the Guaranteed Obligations remains unpaid, the terms, covenants, and agreements of the Credit Agreement or such other Credit Document incorporated herein by reference shall nevertheless continue in full force and effect as obligations of such Guarantor under this Guaranty. 15. Indemnification and Survival. Without limitation on any other obligations of Guarantors or remedies of Administrative Agent (for the benefit of Secured Parties) under this Guaranty, each Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless Secured Parties from and against, and shall pay on demand, any and all damages, losses, liabilities and related documented expenses (including attorneys’ fees and expenses and the allocated cost and disbursements of internal legal counsel) that may be suffered or incurred by Secured Parties in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms. The obligations of each Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty.

4889-9733-0207 v.9 Exhibit E - 6 Form of Third Amended and Restated Guaranty 16. New Guarantors. Additional Persons (each such Person being referred to herein as a “New Guarantor”) may, from time to time, become party hereto (and thereby become a Guarantor) pursuant to the terms and conditions set forth in Section 6.12 of the Credit Agreement by executing a Supplemental Guaranty in the form of Exhibit A attached hereto. Each such New Guarantor hereby acknowledges, agrees and confirms that, by its execution of such Supplemental Guaranty, such New Guarantor will be deemed to be a Credit Party under the Credit Agreement and a Guarantor for all purposes of the Credit Agreement and shall have all of the obligations of Guarantors hereunder as if it had executed this Guaranty as of the Closing Date. 17. Governing Law; Assignment; Jurisdiction; Notices. This Guaranty shall be governed by, and construed in accordance with, the internal laws of the State of New York. This Guaranty shall (a) bind each Guarantor and its successors and assigns, provided that no Guarantor may assign its rights or obligations under this Guaranty without the prior written consent of Administrative Agent (and any attempted assignment without such consent shall be void), and (b) inure to the benefit of Secured Parties and their successors and assigns and any Secured Party may, without notice to any Guarantor and without affecting any Guarantor’s obligations hereunder, assign, sell or grant participations in the Guaranteed Obligations and this Guaranty, in whole or in part. Each Guarantor hereby irrevocably (i) submits to the exclusive jurisdiction of any United States Federal or State court sitting in New York, New York in any action or proceeding arising out of or relating to this Guaranty, and (ii) waives to the fullest extent permitted by law any defense asserting an inconvenient forum in connection therewith. Service of process by any Secured Party in connection with such action or proceeding shall be binding on each Guarantor if sent to such Guarantor by registered or certified mail at its address specified below or such other address as from time to time notified by such Guarantor. Each Guarantor agrees that any Secured Party may disclose to any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations of all or part of the Guaranteed Obligations any and all information in such Secured Party’s possession concerning any Guarantor, this Guaranty and any security for this Guaranty. All notices and other communications to any Guarantor under this Guaranty shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier to such Guarantor at its address set forth below or at such other address in the United States as may be specified by such Guarantor in a written notice delivered to Administrative Agent at such office as Administrative Agent may designate for such purpose from time to time in a written notice to Guarantors. 18. WAIVER OF JURY TRIAL; FINAL AGREEMENT. TO THE EXTENT ALLOWED BY APPLICABLE LAW, EACH GUARANTOR AND EACH SECURED PARTY EACH IRREVOCABLY WAIVES TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING ON, ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE GUARANTEED OBLIGATIONS. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. 19. Keepwell. At the time the Guaranteed Obligations of any Specified Credit Party become effective with respect to any Swap Obligation, each Credit Party that is a Qualified ECP Guarantor hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Credit Party with respect to such Swap Obligation as may be needed by such Specified Credit Party from time to time to honor all of its obligations under this Guaranty and the other Credit Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Section voidable under applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of

4889-9733-0207 v.9 Exhibit E - 7 Form of Third Amended and Restated Guaranty each Qualified ECP Guarantor under this Section shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. Each Qualified ECP Guarantor intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Credit Party for all purposes of the Commodity Exchange Act. 20. Definitions. As used herein, the following terms shall have the respective meanings as follows: (a) “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. (b) “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 19 hereof and any other “keepwell, support or other agreement” for the benefit of such Guarantor and any and all guarantees of such Guarantor’s Swap Obligations by other Credit Parties) at the time the guaranty of such Guarantor, or a grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guaranty or security interest is or becomes excluded in accordance with the first sentence of this definition. (c) “Qualified ECP Guarantor” means, at any time, each Credit Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another person to qualify as an “eligible contract participant” at such time under §1a(18)(A)(v)(II) of the Commodity Exchange Act. (d) “Specified Credit Party” means any Credit Party that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 19 hereof). (e) “Swap Obligation” means with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. 21. Amendment and Restatement. This Guaranty is given in amendment, restatement, modification, and increase, but not in extinguishment or novation, of the Existing Guaranty. Each Guarantor party to the Existing Guaranty ratifies and confirms its obligations pursuant to the Existing Guaranty, as amended and restated by this Guaranty.

4889-9733-0207 v.9 Exhibit E - 8 Form of Third Amended and Restated Guaranty Executed as of the date first written above. Guarantors: Centex International II, LLC Centex LLC Centex Real Estate Company, LLC Centex Real Estate Construction Company, LLC Del Webb Communities, Inc. Del Webb Corporation Del Webb's Coventry Homes, Inc. DiVosta Homes Holdings, LLC Nomas LLC PH 19 Corporation PH1 Corporation PH Oakwood Trails, LLC PN II, Inc. Preserve II, Inc. Pulte Arizona Services, Inc. Pulte Development Corporation Pulte Development New Mexico, Inc. Pulte Diversified Company, LLC Pulte Home Company, LLC Pulte Homes of Indiana, LLC Pulte Homes of Michigan LLC Pulte Homes of Minnesota LLC Pulte Homes of New England LLC Pulte Homes of New Mexico, Inc. Pulte Homes of Ohio LLC Pulte Homes of Washington, Inc. Pulte Homes Tennessee, Inc. Pulte Realty Holding Company, LLC Pulte Texas Holdings LLC RN Acquisition 2 Corp. By: D. Bryce Langen Title: Vice President and Treasurer [continued on following page]

4889-9733-0207 v.9 Exhibit E - 9 Form of Third Amended and Restated Guaranty Centex Development Company, L.P. By: Centex Homes Its: General Partner By: Centex Real Estate Company, LLC Its: Managing Partner By: D. Bryce Langen Title: Vice President and Treasurer Centex Homes By: Centex Real Estate Company, LLC Its: Managing Partner By: D. Bryce Langen Title: Vice President and Treasurer Pulte Realty Limited Partnership By: PH 55 LLC Its: General Partner By: Pulte Realty Holding Company, LLC Its: Sole Member By: D. Bryce Langen Title: Vice President and Treasurer DiVosta Homes, L.P. By: DiVosta Homes Holdings, LLC Its: General Partner By: D. Bryce Langen Title: Vice President and Treasurer Pulte Homes of NJ, Limited Partnership By: Pulte Home Corporation of the Delaware Valley Its: General Partner By: D. Bryce Langen Title: Vice President and Treasurer Pulte Homes of PA, Limited Partnership By: PH 50 LLC Its: General Partner By: D. Bryce Langen Title: Vice President and Treasurer Pulte Homes of Texas, L.P. By: Pulte Nevada I LLC Its: General Partner By: D. Bryce Langen Title: Vice President and Treasurer Pulte/BP Murrieta Hills, LLC By: Pulte Home Company, LLC Its: Manager By: D. Bryce Langen Title: Vice President and Treasurer Pulte Homes Tennessee Limited Partnership By: Pulte Homes Tennessee, Inc. Its: General Partner By: D. Bryce Langen Title: Vice President and Treasurer

4889-9733-0207 v.9 Exhibit E - 10 Form of Third Amended and Restated Guaranty EXHIBIT A FORM OF SUPPLEMENTAL GUARANTY [Date] Bank of America, N.A., as Administrative Agent Ladies and Gentlemen: Reference is hereby made to (a) that certain Third Amended and Restated Credit Agreement dated as of June 14, 2022, among PULTEGROUP, INC., a Michigan corporation, BANK OF AMERICA, N.A., as Administrative Agent and an L/C Issuer, Lenders party thereto (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) and (b) that certain Third Amended and Restated Guaranty, dated as of even date with the Credit Agreement, executed and delivered by each Guarantor party thereto in favor of Secured Parties (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Guaranty). In accordance with Section 6.12 of the Credit Agreement and Section 16 of the Guaranty, the undersigned, [GUARANTOR], a [corporation/limited partnership/limited liability company] organized under the laws of [_______], hereby acknowledges, agrees and confirms that, by its execution hereof, the undersigned will be deemed to be a Credit Party under the Credit Agreement and a Guarantor for all purposes of the Credit Agreement and shall have all of the obligations of Guarantors under the Guaranty as if it had executed the Guaranty as of the Closing Date (as such term is defined in the Credit Agreement). Further, the undersigned hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Guaranty and in the Credit Agreement, including (a) all of the representations and warranties of the Credit Parties set forth in the Credit Agreement, (b) all of the affirmative and negative covenants of the Credit Parties set forth in the Credit Agreement and (c) all of the guaranty obligations set forth in the Guaranty. The obligations of the undersigned under the Guaranty and under the Credit Agreement will be joint and several with each other Person qualifying as a Guarantor under the Guaranty. This Supplemental Guaranty shall be governed by, and construed in accordance with, the internal laws of the State of New York.

4889-9733-0207 v.9 Exhibit E - 11 Form of Third Amended and Restated Guaranty In witness whereof, this Supplemental Guaranty has been duly executed by the undersigned as of the date first written above. [NAME OF NEW GUARANTOR] By: Name: Title:

4889-9733-0207 v.9 Exhibit F-1 U.S. Tax Compliance Certificate EXHIBIT F-1 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Third Amended and Restated Credit Agreement dated as of June 14, 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among PulteGroup, Inc., a Michigan corporation (“Borrower”), Bank of America, N.A., as Administrative Agent for the Lenders, and each Lender from time to time party thereto. Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished Administrative Agent and Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN-E (or W-8BEN, as applicable). By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform Borrower and Administrative Agent, and (2) the undersigned shall have at all times furnished Borrower and Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: Name: Title: Date: ________ __, 20[ ]

4889-9733-0207 v.9 Exhibit F-2 U.S. Tax Compliance Certificate EXHIBIT F-2 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Third Amended and Restated Credit Agreement dated as of June 14, 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among PulteGroup, Inc., a Michigan corporation (“Borrower”), Bank of America, N.A., as Administrative Agent for the Lenders, and each Lender from time to time party thereto. Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN-E (or W-8BEN, as applicable). By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20[ ]

4889-9733-0207 v.9 Exhibit F-3 U.S. Tax Compliance Certificate EXHIBIT F-3 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Third Amended and Restated Credit Agreement dated as of June 14, 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among PulteGroup, Inc., a Michigan corporation (“Borrower”), Bank of America, N.A., as Administrative Agent for the Lenders, and each Lender from time to time party thereto. Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN-E (or W-8BEN, as applicable) or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN-E (or W-8BEN, as applicable) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20[ ]

4889-9733-0207 v.9 Exhibit F - 4 U.S. Tax Compliance Certificate EXHIBIT F-4 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Third Amended and Restated Credit Agreement dated as of June 14, 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among PulteGroup, Inc., a Michigan corporation (“Borrower”), Bank of America, N.A., as Administrative Agent for the Lenders, and each Lender from time to time party thereto. Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Agreement or any other Credit Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished Administrative Agent and Borrower with IRS Form W- 8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN-E (or W-8BEN, as applicable)or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN-E (or W-8BEN, as applicable) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform Borrower and Administrative Agent, and (2) the undersigned shall have at all times furnished Borrower and Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: Name: Title: Date: ________ __, 20[ ]